UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3416

THE CALVERT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

John H. Streur
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2016

Item 1. Report to Stockholders.

Calvert High Yield Bond Fund

Annual Report September 30, 2016 E-Delivery Sign-Up — Details Inside

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4	President’s Letter
6	Portfolio Management Discussion
10	Understanding Your Fund’s Expenses
11	Report of Independent Registered Public Accounting Firm
12	Schedule of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
22	Notes to Financial Statements
28	Financial Highlights
32	Proxy Voting
32	Availability of Quarterly Portfolio Holdings
33	Trustee and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Fellow Shareowners and Friends,
Forty years ago, Calvert Investments was founded on the belief that investment capital, properly stewarded, could improve the world for its less powerful inhabitants and improve environmental sustainability, while producing reasonable investment returns. Calvert was one of the first investment advisers to introduce the responsible investment concept, and through many years of innovation and research (supported by you, our shareholders), we have developed this philosophy to now provide even greater shareholder engagement and impact.
Corporations throughout the world, big and small, have an ever increasing role in determining social and environmental outcomes for every living being, today and into the future. The power of corporations, garnered through global influence, human capital and financial strength, especially relative to our other institutions, has been steadily increasing for decades (http://www.calvert.com/perspective/research/calvert-serafeim-series-report).
Investors recognize the impact of corporations on society, and more and more are making investment decisions based on their assessments of a company’s effect on environmental and social outcomes. Companies able to operate their business in a perceived sustainable manner, promoting, environmental and social justice stand to benefit; while those corporate laggards, that fail to embrace these new responsibilities, will falter.
Reliable information is critical in ensuring that shareholders are able to make informed assessments regarding a corporation’s sustainability profile. Key performance metrics and data (a “sustainability information system”) that indicates how a company is performing regarding environmental and social impacts, is integral to making informed responsible investment decisions. Through partnerships with world class educational institutions and forward thinking business partners, Calvert is developing valuable research methodologies and metrics to assess the quality of data inputs and results, such that we are able to assess companies’ impacts. Are we completely there yet? No, but as data becomes more transparent and consistent, driven, in part by investor demands and regulatory authorities, we will get there, such that we and other market participants can make better informed investment and purchase decisions. For example, key data that measures “true” intrinsic and extrinsic product costs, including indirect environmental and social impacts could be relevant to investors when making corporate comparisons regarding risk and profitability, and also of great interest to consumers making product purchase decisions.
Calvert is participating in the Sustainability Accounting Standards Board Investment Advisory Group, which is working to move the disclosure of ESG metrics forward through corporate SEC filings (http://www.sasb.org/). Calvert is also working to map the United Nations Sustainable Development Goals to the SASB standards (http://www.calvert.com/perspective/social-impact/unsdg-faq), in order to better evaluate the progress of any public corporation on its path towards global sustainability.
Also, involved in this effort are millions of individuals and small organizations throughout the world who are adding to this mosaic of information through their local and specialized efforts and services. They often have access to pockets of information that are not publically available or disseminated, and thereby not available to the financial data service companies. Our myriad and long running engagements with NGOs and corporations provide critical insight to our analysts, driving the enhancement of our information infrastructure forward, as they research potential investments for your portfolios and design shareholder activist agendas.
ESG data about corporate behavior provides a useful baseline, but takes on additional meaning as the Calvert Principles for Responsible Investment guide our interpretation of the data, acting as our “responsibility compass” (http://www.calvert.com/approach/how-we-invest/the-calvert-principles). In addition to providing a context consistent with Calvert’s mission, our Principles lead us to areas where additional, fundamental research is needed to develop a real understanding of corporate impact on society and the environment. In our complex, globalized and rapidly evolving world, the Principles allow us to contextualize information, whereas a rules based system, or an exclusive reliance on data from companies may miss valuable situational and circumstantial inference, as evidenced in the issues surrounding Standing Rock and the role of the corporation, Energy Transfer Partners. The Standing Rock Sioux Nation is striving to halt construction of the Dakota Access Pipeline crossing their sacred land and threatening water contamination (see our resolution in support of the Standing Rock Sioux Nation, (http://www.calvert.com/perspective/climate-and-environment/calvert-releases-statement-in-support-of-standing-rock-sioux-nation).

4 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED)

The concerns surrounding social license and indigenous peoples’ rights are complex and do not lend themselves easily to objective quantification methods employed by the traditional financial data sources. That is why the fundamental overlay performed by the Calvert research analysts is so essential to our effective responsible investing process.
While effecting change through thoughtful ESG capital allocations is important, direct impact can be made through shareholder activism, or more specifically advocacy. Calvert’s shareholder advocacy process (28 resolutions last year) has been effective in influencing corporate behavior and provides another avenue for influencing valuable societal and environmental outcomes (http://www.calvert.com/perspective/social-impact/2016-proxy-season-brings-opportunity-to-accelerate-corporate-sustainability-progress).
Calvert’s voice reflects and respects diversity of thought and is often used to protect the interests of those most in need, and to look out for future generations. We thank you, our shareholders, friends and partners in this mission, for a good start. We promise that our work will never be done and the next forty years will reflect the increasing imperative to work vigorously to produce competitive returns for you and to use our power to forge a better today and future for our society. Often this requires Calvert to go where other investment firms have not, and to speak out and act when others do not.
Thank you, as always, for the incredible privilege to serve your needs through the Calvert Funds.
Respectfully,
John Streur
September 2016

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Vishal Khanduja, CFA Senior Vice President, Lead Portfolio Manager, Head of Fixed Income	Brian S. Ellis, CFA Portfolio Manager
Patrick Faul, CFA, FRM Vice President, Head of Credit Research
Market Review
U.S. Fixed Income markets provided positive returns for the twelve month period ending September 30, 2016. Lower interest rates and tighter risk asset spreads helped produce solid total and excess returns for the U.S. fixed income markets. Bloomberg Barclays U.S. Aggregate Bond Index ended the period with a 5.19% total return. U.S. 10 year treasury yield ended the period 45 basis points lower at 1.6%.
During the fourth quarter of 2015, as widely expected, the FOMC raised the target range for the federal funds rate by 25bps to 25-50bps—nearly seven years to the date after moving to the zero lower bound.
After ending a challenging 2015 both Investment Grade and High Yield had a tumultuous first half of Q1 2016. Risk assets experienced continued volatility through their high correlation with commodity and currency markets, which remained highly volatile. Credit spreads reached post-crisis highs in many sectors, as oil prices reached new lows and uncertainty around the Chinese economy continued to dampen investors’ appetite for risk. After peaking in mid-February, however, spreads sharply recovered and continued to rally as financial conditions eased and U.S. fixed income markets experienced significant inflows.
Global financial markets experienced another significant jolt of volatility, although very short lived, on June 23, 2016 with an unexpected Brexit vote outcome. Risk markets quickly recovered and that started another wave of inflows into U.S. dollar fixed income markets. The significant recovery in the high-yield market continued, and the sector finished the quarter with the highest year-to-date return since 2009.
Investment Strategy and Technique
The Fund seeks high current income primarily and capital appreciation, secondarily.
The Fund normally invests at least 80% of its assets in high yield, high risk bonds, and U.S.es fundamental credit analysis to seek out companies whose financial condition gives them greater value relative to others in the high yield market, providing the further potential for capital appreciation.
In conjunction with financial analysis, Calvert’s comprehensive responsible investment principles guide the investment research process and decision-making
Fund Performance Relative to the Benchmark
For the year ended September 30, 2016, Calvert High Yield Bond Fund Class A (at NAV) returned 9.43%, underperforming both the BofA Merrill Lynch U.S. High Yield Master II Index and the Bloomberg Barclays U.S. High Yield Bond Index at 12.82% and 12.73% respectively.
Underperformance during the period was primarily because of its more conservative risk position. The high yield market ended the period with strong performance in part driven by strong inflows into the asset class. Additionally the Fund was underweight commodity related sectors that posted strong positive total returns for the period.
Security selection in the Communications and Retail sectors helped reduce the underperformance for the period.

6 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED)

CALVERT HIGH YIELD BOND FUND
SEPTEMBER 30, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Corporate	88.3%
Financial Institutions	5.5%
Industrial	80.3%
Utility	2.5%
Equity Securities	0.1%
Securitized	7.7%
Asset-Backed Securities	2.0%
Commercial Mortgage-Backed Securities	2.8%
Mortgage-Backed Pass-Through	2.9%
Short-Term Investments	3.9%
Total	100%

In the near term, we believe that technicals remain favorable as continued inflows could very well support further tightening in spreads. Fundamentals, however, remain challenging and continue to dictate caution, in our view. Top-line growth remains weak, even outside of commodity-related sectors. Moreover, while defaults should climb at a relatively subdued pace, recovery rates will most likely continue to be lower than in past cycles, in our view.
We expect continued deterioration in both metrics, especially in the face of economic growth that will most likely continue to disappoint.
Given recent strong high-yield performance that is largely flow-driven, we find it prudent to focus more on fundamentals. Broadly, we find valuations much less attractive in view of increasing risks. In addition to our more conservative positioning, we maintain our out-of-benchmark exposure to other asset classes that we believe offer better risk-reward profiles. These include bank preferred securities and securitized assets (commercial mortgage-backed securities, non-agency mortgage-backed securities, and asset-backed securities). We continue to avoid most of the commodity-related sectors.
Positioning and Market Outlook
Divergent global monetary policies, volatility, and liquidity challenges will continue to strongly influence fixed income markets in the near future. The impact of divergence—opposing U.S. and global central bank policy directions—is likely to be reinforced as accumulating signs of strength in the U.S. economy increase the likelihood of another rate hike by the Federal Reserve (Fed) occurring before the end of 2016. The United States has seen continued strength in consumer spending and employment growth. Mounting signs of inflation, albeit modest, are further building the case for more tightening.
We expect record corporate credit issuance to continue because of low interest rates and investors’ ongoing search for yield in

CALVERT HIGH YIELD BOND FUND
SEPTEMBER 30, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/16	12 MONTHS ENDED 9/30/16
Class A	7.87%	9.43%
Class C	7.48%	8.50%
Class I	8.08%	9.81%
Class Y	8.03%	9.69%
BofA Merrill Lynch U.S. High Yield Master II Index	11.69%	12.82%
Bloomberg Barclays U.S. High Yield Corporate Index	11.38%	12.73%
Lipper High Yield Funds Average	9.00%	9.32%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

	30 DAYS ENDED
SEC YIELD	9/30/15	9/30/16
Class A	5.33%	4.17%
Class C	4.51%	3.58%
Class I	5.89%	4.67%
Class Y	5.81%	4.58%

the persistent low-rate environment. We continue to see value in some areas in corporate credit, specifically in credits with deleveraging stories or with minimal incentives or capacity to re-lever, and BBB-rated issuers look relatively attractive. However, we maintain a cautious approach, especially as credit fundamentals have deteriorated further and risk premiums have compressed. Strong inflows and the global search for yield could continue to support valuations, though risk premiums are vulnerable to sudden changes to these technical factors, in our view.
We still favor non-benchmark securitized assets, including commercial mortgage-backed securities, asset-backed securities, and non-agency mortgage-backed securities because of their more attractive spreads and tendency to be less vulnerable than corporates to market volatility. These assets are tied to the U.S. economy, specifically to U.S. consumer and housing markets, a further positive in periods of high global economic uncertainty, volatility, and slow growth.

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED) 7

Vishal Khanduja, CFA	Brian S. Ellis, CFA

Patrick Faul, CFA, FRM
Calvert Investment Management, Inc.
September 2016

8 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT HIGH YIELD BOND FUND
SEPTEMBER 30, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CYBAX	5.31%	5.97%	5.63%
Class C (with max. load)	CHBCX	7.50%	5.76%	5.53%
Class I	CYBIX	9.81%	7.19%	6.48%
Class Y	CYBYX	9.69%	7.07%	6.17%
BofA Merrill Lynch U.S. High Yield Master II Index		12.82%	8.24%	7.59%
Bloomberg Barclays U.S. High Yield Corporate Index		12.73%	8.34%	7.71%
Lipper High Yield Funds Average		9.32%	7.05%	6.19%

Pursuant to an Agreement and Plan of Reorganization, Class A and Class I shares of Calvert High Yield Bond Fund, a series of Summit Mutual Funds, Inc. (“SMF High Yield”), were reorganized into the Class A and Class I shares, respectively, of an identical and newly created series of The Calvert Fund, Calvert High Yield Bond Fund, which commenced operations on September 18, 2009. The performance results prior to September 18, 2009, reflect the performance of SMF High Yield. In addition, performance results for Class A shares prior to February 1, 2007, the inception date for Class A shares of SMF High Yield, reflect the performance of Class I shares of SMF High Yield, adjusted for the 12b-1 distribution fees applicable to Class A. Performance results for Class C shares prior to October 31, 2011 (the Class C shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class C performance would have been different. Performance results for Class Y shares prior to July 29, 2011 (the Class Y shares’ inception date) reflect the performance of Class A shares at net asset value. Actual Class Y share performance would have been higher than Class A share performance because Class Y, unlike Class A, has no Rule 12b-1 fees.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.39%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED) 9

UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 to September 30, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
The fund may charge an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $2,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/16	ENDING ACCOUNT VALUE 9/30/16	EXPENSES PAID DURING PERIOD* 4/1/16 - 9/30/16
Class A
Actual	1.07%	$1,000.00	$1,078.70	$5.56
Hypothetical (5% return per year before expenses)	1.07%	$1,000.00	$1,019.65	$5.40
Class C
Actual	1.82%	$1,000.00	$1,074.80	$9.44
Hypothetical (5% return per year before expenses)	1.82%	$1,000.00	$1,015.90	$9.17
Class I
Actual	0.74%	$1,000.00	$1,080.80	$3.85
Hypothetical (5% return per year before expenses)	0.74%	$1,000.00	$1,021.30	$3.74
Class Y
Actual	0.82%	$1,000.00	$1,079.90	$4.26
Hypothetical (5% return per year before expenses)	0.82%	$1,000.00	$1,020.90	$4.14

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

10 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of The Calvert Fund and Shareholders of Calvert High Yield Bond Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert High Yield Bond Fund (the “Fund”), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert High Yield Bond Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 23, 2016

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 11

CALVERT HIGH YIELD BOND FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 4.4%

Asset-Backed - Automobile - 0.4%
Skopos Auto Receivables Trust, Series 2015-1A, Class B, 5.43%, 12/15/23 (a)	700,000	704,526

Asset-Backed - Other - 4.0%
Apidos CLO XXI, Series 2015-21A, Class D, 6.229%, 7/18/27 (a)(b)	400,000	362,436
CAM Mortgage LLC, Series 2015-1, Class M, 4.75%, 7/15/64 (a)(b)	2,000,000	1,967,146
Conn Funding II LP, Series 2016-B, Class B, 7.34%, 3/15/19 (a)	510,000	509,719
Conn's Receivables Funding LLC:
Series 2016-A, Class A, 4.68%, 4/16/18 (a)	417,169	418,198
Series 2016-A, Class B, 8.96%, 8/15/18 (a)	1,000,000	1,009,894
Series 2015-A, Class B, 8.50%, 9/15/20 (a)	1,300,000	1,301,632
Consumer Credit Origination Loan Trust, Series 2015-1, Class B, 5.21%, 3/15/21 (a)	700,000	702,873
GCAT LLC, Series 2015-1, Class A2, 4.75%, 5/26/20 (a)	498,943	475,319
Magnetite VI Ltd., Series 2012-6A, Class ER, 6.40%, 9/15/23 (a)(b)	500,000	495,066
		7,242,283

Total Asset-Backed Securities (Cost $7,949,930)		7,946,809

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 4.6%
Bellemeade Re Ltd., Series 2015-1A, Class B1, 6.825%, 7/25/25 (a)(b)	700,000	702,185
Fannie Mae Connecticut Avenue Securities:
Series 2016-C04, Class 1M2, 4.775%, 1/25/29 (b)	1,210,000	1,244,064
Series 2016-C05, Class 2M2, 4.975%, 1/25/29 (b)	1,440,000	1,487,632
Freddie Mac Structured Agency Credit Risk Debt Notes:
Series 2015-HQ2, Class M3, 3.775%, 5/25/25 (b)	1,000,000	1,031,553
Series 2015-HQ2, Class B, 8.475%, 5/25/25 (b)	1,589,583	1,670,607
Series 2015-DNA2, Class B, 8.075%, 12/25/27 (b)	399,931	405,801
Series 2015-HQA2, Class B, 11.025%, 5/25/28 (b)	1,598,925	1,780,590

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $7,895,963)		8,322,432

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.8%
EQTY INNS Mortgage Trust, Series 2014-INNS, Class F, 4.417%, 5/8/31 (a)(b)	400,000	373,375
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.609%, 11/5/30 (a)(b)	2,850,000	2,854,399
Motel 6 Trust, Series 2015-MTL6, Class E, 5.279%, 2/5/30 (a)	700,000	701,646
ORES NPL LLC, Series 2014-LV3, Class B, 6.00%, 3/27/24 (a)	1,000,000	1,000,000

Total Commercial Mortgage-Backed Securities (Cost $4,940,921)		4,929,420

12 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - 79.8%
Basic Materials - 2.1%
Hexion, Inc.:
8.875%, 2/1/18	1,750,000	1,666,875
10.00%, 4/15/20	1,500,000	1,477,500
Versum Materials, Inc., 5.50%, 9/30/24 (a)	600,000	616,500
		3,760,875

Communications - 13.1%
Altice Financing SA, 7.50%, 5/15/26 (a)	1,000,000	1,041,250
Cequel Communications Holdings I LLC / Cequel Capital Corp., 6.375%, 9/15/20 (a)	1,750,000	1,802,500
Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)	500,000	512,500
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (a)	1,500,000	1,599,375
Digicel Group Ltd., 8.25%, 9/30/20 (a)	1,000,000	868,750
DigitalGlobe, Inc., 5.25%, 2/1/21 (a)	1,250,000	1,240,625
Frontier Communications Corp., 10.50%, 9/15/22	3,000,000	3,180,000
Gray Television, Inc., 5.125%, 10/15/24 (a)	500,000	490,625
Hughes Satellite Systems Corp., 5.25%, 8/1/26 (a)	500,000	493,750
iHeartCommunications, Inc., 10.00%, 1/15/18 (c)	1,500,000	990,000
Inmarsat Finance plc, 6.50%, 10/1/24 (a)	500,000	501,250
Sinclair Television Group, Inc., 5.125%, 2/15/27 (a)	1,000,000	977,500
Sprint Capital Corp., 6.90%, 5/1/19	3,000,000	3,093,750
Sprint Communications, Inc., 8.375%, 8/15/17	4,125,000	4,290,000
T-Mobile USA, Inc.:
6.542%, 4/28/20	750,000	775,312
6.125%, 1/15/22	1,500,000	1,593,750
		23,450,937

Consumer, Cyclical - 15.7%
Adient Global Holdings Ltd., 4.875%, 8/15/26 (a)	1,500,000	1,501,875
AllisonTransmission, Inc., 5.00%, 10/1/24 (a)	500,000	512,500
American Airlines Group, Inc., 4.625%, 3/1/20 (a)(c)	500,000	505,000
American Airlines Pass-Through Trust, 5.60%, 1/15/22 (a)	2,349,202	2,457,853
Bon-Ton Department Stores, Inc. (The), 8.00%, 6/15/21	1,530,000	849,150
Carrols Restaurant Group, Inc., 8.00%, 5/1/22	3,050,000	3,297,812
Dollar Tree, Inc., 5.25%, 3/1/20	1,000,000	1,037,500
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20	3,169,000	3,113,542
Group 1 Automotive, Inc., 5.25%, 12/15/23 (a)	1,250,000	1,254,688
JC Penney Corp., Inc.:
8.125%, 10/1/19	2,610,000	2,844,900
5.65%, 6/1/20	1,000,000	1,002,380
5.875%, 7/1/23 (a)(c)	250,000	260,313
KB Home, 4.75%, 5/15/19	1,150,000	1,174,438
Latam Airlines Pass-Through Trust B, 4.50%, 8/15/25	1,902,020	1,830,694
New Albertsons, Inc., 7.75%, 6/15/26	1,500,000	1,500,000
Serta Simmons Bedding LLC, 8.125%, 10/1/20 (a)	1,000,000	1,045,000
Shea Homes LP / Shea Homes Funding Corp., 5.875%, 4/1/23 (a)	1,000,000	1,000,000
TRI Pointe Group, Inc., 4.875%, 7/1/21	2,000,000	2,050,000
Virgin Australia Trust, 6.00%, 4/23/22 (a)	834,002	846,512
		28,084,157

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 13

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Consumer, Non-cyclical - 11.5%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC, 5.75%, 3/15/25 (a)	500,000	498,750
DPx Holdings BV, 7.50%, 2/1/22 (a)	750,000	793,125
Harland Clarke Holdings Corp., 9.75%, 8/1/18 (a)	2,750,000	2,825,625
HCA, Inc.:
3.75%, 3/15/19	2,000,000	2,067,500
6.50%, 2/15/20	500,000	553,750
Hertz Corp. (The), 5.50%, 10/15/24 (a)(c)	500,000	498,125
Kinetic Concepts, Inc., 10.50%, 11/1/18	2,620,000	2,754,275
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (a)	2,554,000	2,822,170
LifePoint Health, Inc., 5.375%, 5/1/24 (a)	1,000,000	1,000,000
MEDNAX, Inc., 5.25%, 12/1/23 (a)	1,440,000	1,513,800
Post Holdings, Inc., 6.00%, 12/15/22 (a)	500,000	528,125
Revlon Consumer Products Corp., 6.25%, 8/1/24 (a)	1,000,000	1,032,500
SUPERVALU, Inc., 6.75%, 6/1/21	2,001,000	1,870,935
United Rentals North America, Inc., 5.875%, 9/15/26	1,750,000	1,802,500
		20,561,180

Energy - 4.4%
Enterprise Products Operating LLC, 7.034%, 1/15/18 floating rate thereafter to 1/15/68 (b)	1,470,000	1,553,481
Sabine Pass Liquefaction LLC, 6.25%, 3/15/22	1,591,000	1,738,168
Sabine Pass LNG LP, 7.50%, 11/30/16	1,575,000	1,586,813
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 5.50%, 9/15/24 (a)	1,356,000	1,366,170
US Shale Solutions, Inc.:
10.00%, 9/15/18 (a)(d)(e)	126,505	83,493
12.00%, 9/15/20 (a)(d)(e)	304,451	125,586
Williams Partners LP / ACMP Finance Corp., 4.875%, 3/15/24	1,500,000	1,516,068
		7,969,779

Financial - 15.8%
Ally Financial, Inc.:
2.75%, 1/30/17	1,000,000	1,001,875
6.25%, 12/1/17	1,673,000	1,739,920
4.25%, 4/15/21	1,000,000	1,018,750
Bank of America Corp., 6.30%, 3/10/26 floating rate thereafter to 12/29/49 (b)	1,000,000	1,086,250
BCD Acquisition, Inc., 9.625%, 9/15/23 (a)	500,000	522,500
CIT Group, Inc.:
4.25%, 8/15/17	1,250,000	1,273,438
5.25%, 3/15/18	2,943,000	3,068,077
Citigroup, Inc., 6.25%, 8/15/26 floating rate thereafter to 12/29/49 (b)	1,000,000	1,076,250
Credit Acceptance Corp.:
6.125%, 2/15/21	800,000	804,000
7.375%, 3/15/23	1,500,000	1,552,500
Credit Agricole SA, 8.125%, 12/23/25 floating rate thereafter to 12/29/49 (a)(b)	1,000,000	1,060,000
iStar, Inc.:
4.00%, 11/1/17	1,000,000	1,002,500
6.50%, 7/1/21	2,000,000	2,030,000
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 7.375%, 10/1/17	2,431,000	2,449,233
MGIC Investment Corp., 5.75%, 8/15/23	500,000	520,000

14 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Navient Corp.:
MTN, 8.45%, 6/15/18	1,685,000	1,811,375
6.625%, 7/26/21	500,000	503,750
7.25%, 9/25/23	2,000,000	2,000,000
OneMain Financial Holdings LLC, 6.75%, 12/15/19 (a)	2,750,000	2,890,937
Realogy Group LLC / Realogy Co-Issuer Corp., 4.875%, 6/1/23 (a)	1,000,000	1,016,250
		28,427,605

Industrial - 13.2%
Advanced Disposal Services, Inc., 8.25%, 10/1/20	1,945,000	2,042,250
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is, 5.625%, 12/15/16 (a)	3,628,000	3,619,293
BMC East LLC, 5.50%, 10/1/24 (a)	1,250,000	1,250,000
Casella Waste Systems, Inc., 7.75%, 2/15/19	1,850,000	1,887,000
Cemex SAB de CV:
5.43%, 10/15/18 (a)(b)	1,000,000	1,040,000
6.50%, 12/10/19 (a)	2,000,000	2,120,000
Coveris Holdings SA, 7.875%, 11/1/19 (a)	2,000,000	2,045,000
Crown Americas LLC / Crown Americas Capital Corp V, 4.25%, 9/30/26 (a)	1,000,000	1,001,250
Engility Corp., 8.875%, 9/1/24 (a)	1,500,000	1,518,750
Louisiana-Pacific Corp., 4.875%, 9/15/24 (a)	250,000	250,000
Plastipak Holdings, Inc., 6.50%, 10/1/21 (a)	1,000,000	1,037,500
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Luxembourg, 8.25%, 2/15/21	1,985,000	2,069,362
TransDigm, Inc., 5.50%, 10/15/20	2,000,000	2,060,000
WESCO Distribution, Inc., 5.375%, 6/15/24 (a)	1,000,000	1,002,500
XPO Logistics, Inc., 6.125%, 9/1/23 (a)	750,000	768,750
		23,711,655

Technology - 3.5%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.:
5.875%, 6/15/21 (a)	1,000,000	1,062,472
7.125%, 6/15/24 (a)	500,000	549,924
EMC Corp., 1.875%, 6/1/18	1,500,000	1,476,258
First Data Corp., 7.00%, 12/1/23 (a)	1,500,000	1,586,250
NXP BV / NXP Funding LLC:
5.75%, 2/15/21 (a)	250,000	260,000
4.125%, 6/1/21 (a)	750,000	803,438
3.875%, 9/1/22 (a)	500,000	523,750
		6,262,092

Utilities - 0.5%
AmeriGas Partners LP / AmeriGas Finance Corp.:
5.625%, 5/20/24	100,000	106,000
5.875%, 8/20/26	100,000	106,000
NRG Energy, Inc., 6.625%, 1/15/27 (a)	750,000	735,000
		947,000

Total Corporate Bonds (Cost $139,745,678)		143,175,280

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 15

	PRINCIPAL AMOUNT ($)	VALUE ($)
FLOATING RATE LOANS (f) - 5.0%
Consumer, Cyclical - 5.0%
Albertson's LLC, 4.50%, 8/25/21 (b)	1,496,250	1,504,479
BJ's Wholesale Club, Inc., 4.50%, 9/26/19 (b)	1,549,564	1,550,444
Kraton Polymers LLC, 6.00%, 1/6/22 (b)	3,125,000	3,145,019
Varsity Brands, Inc., 5.00%, 12/11/21 (b)	2,717,330	2,722,765
		8,922,707

Total Floating Rate Loans (Cost $8,579,588)		8,922,707

	SHARES	VALUE ($)
COMMON STOCKS - 0.0%

Energy Equipment & Services - 0.0%
US Shale Solutions, LLC *(d)(e)	1,675	8,241

Wireless Telecommunication Services - 0.0%
NII Holdings, Inc. *	12,113	40,336

Total Common Stocks (Cost $220,716)		48,577

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 2.0%
State Street Bank Time Deposit, 0.293%, 10/3/16	3,583,085	3,583,085

Total Time Deposit (Cost $3,583,085)		3,583,085

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 1.1%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.26%	1,907,552	1,907,552

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $1,907,552)		1,907,552

TOTAL INVESTMENTS (Cost $174,823,433) - 99.7%		178,835,862
Other assets and liabilities, net - 0.3%		588,156
NET ASSETS - 100.0%		$179,424,018
See notes to financial statements.

16 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $72,857,813, which represents 40.6% of the net assets of the Fund as of September 30, 2016.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on September 30, 2016.
(c) Security, or portion of security, is on loan. Total value of securities on loan is $1,868,710 as of September 30, 2016.
(d) This security was valued under the direction of the Board of Trustees. Total market value of fair valued securities amounts to $217,320, which represents 0.1% of the net assets of the Fund as of September 30, 2016.

(e) Total market value of restricted securities amounts to $217,320, which represents 0.1% of the net assets of the Fund as of September 30, 2016.
(f) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2016. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

Abbreviations:
CLO:	Collateralized Loan Obligations
LLC:	Limited Liability Corporation
LP:	Limited Partnership
Ltd.:	Limited
MTN:	Medium Term Note
plc:	Public Limited Company

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
US Shale Solutions, Inc., 10.00%, 9/15/18	1/13/16-7/27/16	126,505
US Shale Solutions, Inc., 12.00%, 9/15/20	1/13/16-7/27/16	643,564
US Shale Solutions, LLC	1/13/16	32,965
See notes to financial statements.

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 17

CALVERT HIGH YIELD BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2016

ASSETS
Investments in securities, at value (Cost $174,823,433) - see accompanying schedule	$178,835,862
Receivable for securities sold	845,208
Receivable for shares sold	1,477,309
Interest receivable	2,352,130
Securities lending income receivable	1,593
Trustees' deferred compensation plan	121,914
Total assets	183,634,016

LIABILITIES
Payable for securities purchased	1,659,837
Payable upon return of securities loaned	1,907,552
Payable for shares redeemed	363,961
Payable to Calvert Investment Management, Inc.	53,167
Payable to Calvert Investment Distributors, Inc.	18,967
Payable to Calvert Investment Administrative Services, Inc.	14,423
Payable to Calvert Investment Services, Inc.	1,618
Payable for Trustees' fees and expenses	6,160
Trustees' deferred compensation plan	121,914
Accrued expenses and other liabilities	62,399
Total liabilities	4,209,998
NET ASSETS	$179,424,018

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 2,630,751 shares outstanding	$71,478,888
Class C: 201,313 shares outstanding	6,126,362
Class I: 3,001,371 shares outstanding	86,634,029
Class Y: 742,652 shares outstanding	22,892,196
Undistributed net investment income	38,486
Accumulated net realized gain (loss)	(11,758,372)
Net unrealized appreciation (depreciation)	4,012,429
NET ASSETS	$179,424,018

NET ASSET VALUE PER SHARE
Class A (based on net assets of $71,817,073)	$27.30
Class C (based on net assets of $5,571,851)	$27.68
Class I (based on net assets of $80,814,907)	$26.93
Class Y (based on net assets of $21,220,187)	$28.57
See notes to financial statements.

18 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

CALVERT HIGH YIELD BOND FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2016

NET INVESTMENT INCOME
Investment Income:
Interest income (net of foreign tax withheld of $437)	$9,579,436
Securities lending income	7,888
Total investment income	9,587,324

Expenses:
Investment advisory fee	959,709
Administrative fees	168,811
Transfer agency fees and expenses:
Class A	118,287
Class C	13,901
Class I	5,113
Class Y	16,322
Distribution Plan expenses:
Class A	161,390
Class C	55,623
Trustees' fees and expenses	22,472
Accounting fees	48,424
Custodian fees	34,223
Professional fees	38,303
Registration fees	53,536
Reports to shareholders	18,811
Miscellaneous	11,211
Total expenses	1,726,136
Reimbursement from Advisor:
Class A	(165,955)
Class C	(19,862)
Class I	(97,700)
Class Y	(37,694)
Administrative fees waived	(21,164)
Net expenses	1,383,761
NET INVESTMENT INCOME	8,203,563

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	(2,690,945)

Change in unrealized appreciation (depreciation)	9,549,149

NET REALIZED AND UNREALIZED GAIN	6,858,204

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,061,767
See notes to financial statements.

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 19

CALVERT HIGH YIELD BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$8,203,563	$6,612,082
Net realized loss	(2,690,945)	(8,773,648)
Net change in unrealized appreciation (depreciation)	9,549,149	(2,938,355)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,061,767	(5,099,921)

Distributions to shareholders from:
Net investment income:
Class A shares	(3,470,675)	(3,342,391)
Class C shares	(246,328)	(247,645)
Class I shares	(3,587,251)	(2,031,624)
Class Y shares	(908,508)	(986,433)
Net realized gain:
Class A shares	—	(1,678,455)
Class C shares	—	(152,299)
Class I shares	—	(1,002,578)
Class Y shares	—	(474,713)
Total distributions	(8,212,762)	(9,916,138)

Capital share transactions:
Shares sold:
Class A shares	24,103,371	22,393,668
Class C shares	767,520	1,785,853
Class I shares	59,728,247	6,098,607
Class Y shares	10,492,534	16,575,222
Reinvestment of distributions:
Class A shares	3,289,669	4,775,436
Class C shares	230,385	378,461
Class I shares	3,587,193	3,034,202
Class Y shares	869,696	1,415,286
Redemption fees:
Class A shares	—	1,362
Class I shares	—	33
Class Y shares	—	4,406
Shares redeemed:
Class A shares	(19,822,486)	(26,036,887)
Class C shares	(1,562,890)	(1,664,661)
Class I shares	(20,359,057)	(12,687,907)
Class Y shares	(4,597,768)	(17,574,498)
Total capital share transactions	56,726,414	(1,501,417)

TOTAL INCREASE (DECREASE) IN NET ASSETS	63,575,419	(16,517,476)
See notes to financial statements.

20 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

CALVERT HIGH YIELD BOND FUND STATEMENTS OF CHANGES IN NET ASSETS - CONT’D
NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Beginning of year	$115,848,599	$132,366,075
End of year (including undistributed net investment income of $38,486 and $20,396, respectively)	$179,424,018	$115,848,599

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	915,909	798,365
Class C shares	28,688	62,781
Class I shares	2,315,529	223,728
Class Y shares	380,496	562,259
Reinvestment of distributions:
Class A shares	124,991	171,850
Class C shares	8,644	13,456
Class I shares	138,016	110,531
Class Y shares	31,540	48,828
Shares redeemed:
Class A shares	(754,444)	(932,828)
Class C shares	(58,272)	(58,865)
Class I shares	(781,438)	(459,690)
Class Y shares	(166,828)	(611,651)
Total capital share activity	2,182,831	(71,236)
See notes to financial statements.

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 21

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: The Calvert Fund (the “Trust”) was organized as a business trust under the laws of the state of Massachusetts by a Declaration of Trust filed on March 15, 1982, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates five (5) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Calvert High Yield Bond Fund (the “Fund”).
The Fund is non-diversified and invests primarily in high-yield, high-risk bonds, with varying maturities. The operations of each series of the Trust, including the Fund, are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund generally offers Class A, Class C, Class I, and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 3.75%. However, the front-end sales charge is waived for shareholders investing in Class A shares directly with the Fund in an account maintained by Calvert Investment Distributors, Inc. (“Distributor”) or without a specified broker-dealer or financial adviser (“Direct Account”). Class C shares are not available for purchase in Direct Accounts. For non-Direct Accounts, Class C shares are sold without a front-end sales charge, and with certain exceptions, will be charged a contingent deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1 million. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, and retirement plans, foundations, endowments and other consultant-driven business, that have entered into an agreement with the Fund’s Distributor to offer Class Y shares to their clients. Class Y shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Among other things, each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

22 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, sovereign government bonds, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy.
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value these securities each business day. The third party fair value pricing service takes into account many factors, including, but not limited to, movements in U.S. securities markets and changes in futures contracts and foreign exchange rates that have occurred after the close of the principal foreign market, to determine a fair value as of the close of the New York Stock Exchange. Such securities are categorized as Level 2 in the hierarchy.
For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at September 30, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 23

The following table summarizes the market value of the Fund's holdings as of September 30, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-Backed Securities	$—	$7,946,809	$—	$7,946,809
Collateralized Mortgage-Backed Obligations (Privately Originated)	—	8,322,432	—	8,322,432
Commercial Mortgage-Backed Securities	—	4,929,420	—	4,929,420
Corporate Bonds	—	142,966,201	209,079	143,175,280
Floating Rate Loans	—	8,922,707	—	8,922,707
Common Stocks**	40,336	—	8,241	48,577
Time Deposit	—	3,583,085	—	3,583,085
Short Term Investment of Cash Collateral For Securities Loaned	1,907,552	—	—	1,907,552
TOTAL	$1,947,888	$176,670,654	$217,320^	$178,835,862

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
^ Level 3 securities represent 0.1% of net assets.
There were no transfers between levels during the year.
Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Schedule of Investments.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Notes to Schedule of Investments on page 17.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees, and prepayment fees.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

24 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.65% of the Fund’s average daily net assets.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2017. The contractual expense caps are 1.07%, 1.82%, 0.74%, and 0.82% for Class A, C, I, and Y, respectively. Prior to February 1, 2016, the expense caps were 1.07%, 2.07%, 0.74%, and 0.82% for Class A, C, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, based on the Portfolio’s average daily net assets.
For the period October 1, 2015 to January 31, 2016, the administrative fee was 0.10%. CIAS and the Fund entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for all classes of the Fund commencing on February 1, 2016. CIAS has contractually agreed to waive 0.02% for all classes of the Fund (the difference between the previous administrative fee and the new 0.12% fee) from February 1, 2016 through January 31, 2018.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.50% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of 0.25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Y shares do not have Distribution Plan expenses.
CID received $22,427 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2016.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $19,285 for the year ended September 30, 2016. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board Chair and Committee Chairs receive an additional $5,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the "Plan"). Obligations of the Plan will be paid solely out of the Fund’s assets. Trustees’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $193,972,468 and $145,805,517, respectively. U.S. government security purchases and sales were $14,903,013 and $10,405,771, respectively.
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses will retain their character as either long-term or short-term.

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 25

Capital Loss Carryforwards
NO EXPIRATION DATE
Short-term	($7,605,804)
Long-term	(1,347,393)
The tax character of dividends and distributions paid during the years ended September 30, 2016 and September 30, 2015 was as follows:

DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$8,212,762	$8,636,387
Long-term capital gains	—	1,279,751
Total	$8,212,762	$9,916,138
As of September 30, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$5,286,003
Unrealized (depreciation)	(1,504,393)
Net unrealized appreciation (depreciation)	$3,781,610

Undistributed ordinary income	$44,646
Capital loss carryforward	($8,953,197)
Late Year Ordinary and Post October Capital Loss Deferrals	($2,574,356)
Other temporary differences	($6,160)

Federal income tax cost of investments	$175,054,252
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales and deferred Trustees’ fees.
Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities and defaulted bonds.

Undistributed net investment income	$27,289
Accumulated net realized gain (loss)	(27,289)
NOTE D — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as

26 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
The total value of securities on loan was $1,868,710 as of September 30, 2016.
The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2016:

	Remaining Contractual Maturity of the Agreements as of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$1,907,552	$—	$—	$—	$1,907,552
Amount of recognized liabilities for securities lending transactions					$1,907,552
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended September 30, 2016.
NOTE F — OTHER MATTERS
On October 18, 2016, Calvert announced that it had determined that certain fees paid to third-party financial intermediaries were incorrectly allocated for payment by, and paid by, the Calvert Funds. Specifically, for periods prior to January 1, 2015, the Calvert Funds paid fees under certain intermediary agreements that were primarily for distribution-related services and therefore should have been paid by Calvert out of Calvert’s own assets or by the Funds under a Rule 12b-1 plan. The matter was self-reported to the SEC in 2016. Calvert is in the process of determining the economic impact of misallocated fees on the affected Funds and their shareholders, and intends to develop a plan to reimburse shareholders following that determination.
NOTE G — SUBSEQUENT EVENTS
On October 20, 2016, Calvert and Calvert’s indirect parent company, Ameritas Holding Company, entered into an Asset Purchase Agreement (the “Agreement”) with Eaton Vance Management (“Eaton Vance”), a newly-formed subsidiary of Eaton Vance, to operate as Calvert Research and Management (“New Calvert”), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business assets of Calvert (the “Transaction”). Completion of the Transaction is subject to the approval by the shareholders of Calvert Funds of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.
A proxy statement containing detailed information regarding several proposals was mailed to shareholders of record in November 2016. The shareholder meeting is expected to be held on or about December 16, 2016.
In preparing the financial statements as of September 30, 2016, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 27

CALVERT HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$26.32	$29.61	$30.12	$29.38	$26.75
Income from investment operations:
Net investment income	1.43	1.41	1.55	1.63	1.69
Net realized and unrealized gain (loss)	0.96	(2.56)	(0.11)	0.75	2.62
Total from investment operations	2.39	(1.15)	1.44	2.38	4.31
Distributions from:
Net investment income	(1.41)	(1.42)	(1.53)	(1.64)	(1.68)
Net realized gain	—	(0.72)	(0.42)	—	—
Total distributions	(1.41)	(2.14)	(1.95)	(1.64)	(1.68)
Total increase (decrease) in net asset value	0.98	(3.29)	(0.51)	0.74	2.63
Net asset value, ending	$27.30	$26.32	$29.61	$30.12	$29.38
Total return (b)	9.43%	(4.03%)	4.80%	8.27%	16.53%
Ratios to average net assets: (c)
Net investment income	5.41%	5.05%	5.06%	5.45%	6.00%
Total expenses	1.34%	1.37%	1.37%	1.43%	1.58%
Net expenses	1.07%	1.07%	1.07%	1.11%	1.58%
Portfolio turnover	129%	198%	228%	293%	273%
Net assets, ending (in thousands)	$71,817	$61,711	$68,313	$54,608	$37,623

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

28 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

CALVERT HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS C SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)(b)
Net asset value, beginning	$26.67	$29.98	$30.48	$29.72	$27.75
Income from investment operations:
Net investment income	1.22	1.15	1.25	1.35	1.11
Net realized and unrealized gain (loss)	0.98	(2.59)	(0.10)	0.75	1.81
Total from investment operations	2.20	(1.44)	1.15	2.10	2.92
Distributions from:
Net investment income	(1.19)	(1.15)	(1.23)	(1.34)	(0.95)
Net realized gain	—	(0.72)	(0.42)	—	—
Total distributions	(1.19)	(1.87)	(1.65)	(1.34)	(0.95)
Total increase (decrease) in net asset value	1.01	(3.31)	(0.50)	0.76	1.97
Net asset value, ending	$27.68	$26.67	$29.98	$30.48	$29.72
Total return (c)	8.50%	(4.97%)	3.76%	7.16%	10.67%
Ratios to average net assets: (d)
Net investment income	4.58%	4.05%	4.05%	4.45%	4.66%(e)
Total expenses	2.28%	2.33%	2.15%	2.56%	4.62%(e)
Net expenses	1.91%	2.07%	2.07%	2.10%	2.65%(e)
Portfolio turnover	129%	198%	228%	293%	273%(f)
Net assets, ending (in thousands)	$5,572	$5,927	$6,143	$3,861	$1,732

(a) Per share figures are calculated using the Average Shares Method.
(b) From October 31, 2011 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
(f) Portfolio turnover is not annualized for periods of less than one year.
See notes to financial statements.

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 29

CALVERT HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$25.98	$29.25	$29.75	$29.03	$26.48
Income from investment operations:
Net investment income	1.49	1.49	1.62	1.71	1.86
Net realized and unrealized gain (loss)	0.96	(2.53)	(0.09)	0.73	2.56
Total from investment operations	2.45	(1.04)	1.53	2.44	4.42
Distributions from:
Net investment income	(1.50)	(1.51)	(1.61)	(1.72)	(1.87)
Net realized gain	—	(0.72)	(0.42)	—	—
Total distributions	(1.50)	(2.23)	(2.03)	(1.72)	(1.87)
Total increase (decrease) in net asset value	0.95	(3.27)	(0.50)	0.72	2.55
Net asset value, ending	$26.93	$25.98	$29.25	$29.75	$29.03
Total return (b)	9.81%	(3.71%)	5.16%	8.58%	17.19%
Ratios to average net assets: (c)
Net investment income	5.76%	5.39%	5.38%	5.77%	6.68%
Total expenses	0.92%	0.93%	0.89%	0.95%	1.00%
Net expenses	0.74%	0.74%	0.74%	0.79%	1.00%
Portfolio turnover	129%	198%	228%	293%	273%
Net assets, ending (in thousands)	$80,815	$34,539	$42,556	$39,821	$32,952

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

30 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT

CALVERT HIGH YIELD BOND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS Y SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)
Net asset value, beginning	$27.48	$30.83	$31.29	$30.49	$27.08
Income from investment operations:
Net investment income	1.56	1.54	1.65	1.79	1.72
Net realized and unrealized gain (loss)	1.01	(2.66)	(0.07)	0.75	2.79
Total from investment operations	2.57	(1.12)	1.58	2.54	4.51
Distributions from:
Net investment income	(1.48)	(1.51)	(1.62)	(1.74)	(1.10)
Net realized gain	—	(0.72)	(0.42)	—	—
Total distributions	(1.48)	(2.23)	(2.04)	(1.74)	(1.10)
Total increase (decrease) in net asset value	1.09	(3.35)	(0.46)	0.80	3.41
Net asset value, ending	$28.57	$27.48	$30.83	$31.29	$30.49
Total return (b)	9.69%	(3.77%)	5.07%	8.48%	16.88%
Ratios to average net assets: (c)
Net investment income	5.67%	5.27%	5.29%	5.69%	5.92%
Total expenses	1.06%	1.05%	1.04%	1.28%	5.19%
Net expenses	0.82%	0.82%	0.82%	0.84%	1.40%
Portfolio turnover	129%	198%	228%	293%	273%
Net assets, ending (in thousands)	$21,220	$13,672	$15,355	$5,005	$1,338

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT 31

PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED)

TRUSTEE AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 68	Trustee	1982	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	24	None
DOUGLAS E. FELDMAN, M.D. AGE: 68	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. (through 2014). A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	7	None
JOHN G. GUFFEY, JR. AGE: 68	Trustee	1982	Consultant and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	24	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 70	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	24	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
ANTHONY A. WILLIAMS AGE: 65	Trustee	2010	CEO and Executive Director of the Federal City Council (7/12 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (9/11 to present); Executive Director of Global Government Practice at the Corporate Executive Board (1/10 to 1/12)); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (6/09 to 1/10).	7
•
Freddie Mac
•
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
•
Weston Solutions, Inc. (environmental services)
•
Bipartisan Debt Reduction Task Force
•
Chesapeake Bay Foundation
•
Urban Institute (research organization)

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED) 33

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES
D. WAYNE SILBY, Esq.* AGE: 67	Trustee & Chair	1982	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	24
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR * AGE: 55	Trustee & President	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	37
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

*    Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.  Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.
The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

34 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Treasurer of the Funds (since March 2015); Director, Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., and Calvert Investment Services, Inc. (since October 2015); Director, Executive Vice President, Chief Financial Officer - Elect, Chief Operating Officer and Treasurer of Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since October 2015); Director, Senior Vice President and Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (March 2015 - September 2015); and Senior Partner, KPMG LLP (2005 - 2015).

ROBERT D. BENSON, Esq. AGE: 37	Associate General Counsel, Assistant Vice President & Assistant Secretary	2014
Associate General Counsel (since September 2016), Assistant General Counsel (2014 - September 2016), Assistant Vice President and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since 2014); and Staff Attorney, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (2008 - 2014).

HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer of the Funds (since November 2014); Vice President and Chief Compliance Officer, Wilmington Funds (December 2012 - November 2014); and Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (September 2010 - December 2012).

THOMAS DAILEY AGE:51	Vice President	2012	Vice President of the Funds (since 2012); and Vice President (since January 2005) and Portfolio Manager - Tax Exempt, Calvert Investment Management, Inc. (since 1995).
STU DALHEIM AGE: 46	Vice President	2015	Vice President of the Funds (since 2015); and Vice President - Governance and Advocacy of Calvert Investment Management, Inc. (since October 2011).
BRIAN ELLIS, CFA AGE: 32	Vice President	2016
Vice President of the Funds (since February 2016); Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (since May 2012); and Business Analyst (2009 - May 2012), Calvert Investment Management, Inc.

ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014
Assistant Treasurer of the Funds (since 2014); Vice President, Corporate Finance, and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (since 2007); Acting Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (September 2014 - March 2015).

PATRICK FAUL, CFA AGE: 51	Vice President	2010	Vice President (since 2007) and Head of Credit Research, Calvert Investment Management, Inc. (since January 2010).
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004
Assistant Secretary of the Funds (since 2004); Director, Strategic Projects and Fund Operations, Calvert Investment Administrative Services, Inc. (since June 2016); and SEC Filing and Operations Manager, Calvert Investment Administrative Services, Inc. (2011 – 2016).

JADE HUANG AGE: 41	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2006 - November 2015).

VISHAL KHANDUJA, CFA AGE: 38	Vice President	2014
Vice President of the Funds (since 2014); Vice President and Head of Taxable Bond, Calvert Investment Management, Inc. (since May 2016); Vice President and Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (2012 - May 2016); Portfolio Manager - Global Rates and Currency Team, Columbia Management (2009 - 2012).

ERICA LASDON AGE: 45	Assistant Vice President, Research and Advocacy	2015
Assistant Vice President, Research and Advocacy of the Funds (since 2016) and Calvert Investment Management, Inc. (since August 2015); and Senior Sustainability Analyst and Manager, Calvert Investment Management, Inc. (2005 - August 2015).

JOSHUA LINDER, CFA AGE: 30	Vice President	2016
Vice President of the Funds (since 2016); Portfolio Manager, Equity, Calvert Investment Management, Inc. (since January 2016); Assistant Portfolio Manager, Calvert Investment Management, Inc. (January 2014 - October 2015); and Equity Analyst, Calvert Investment Management, Inc. (2011 - 2013).

CHRISTOPHER MADDEN AGE: 40	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2010 - November 2015).

calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED) 35

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
ANDREW K. NIEBLER, Esq. AGE: 48	Deputy General Counsel, Vice President & Secretary	2006 (TCF, CMS, CRIS, CSIF, CVS) 2008 (CVP) 2016 (CIF)
Deputy General Counsel, Vice President and Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since May 2016); Assistant Vice President, Associate General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (September 2009 - May 2016); and Assistant Vice President, Assistant General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (prior to September 2009).

MONIQUE S. PATTILLO, Esq. AGE: 34	Assistant General Counsel, Assistant Vice President & Assistant Secretary	2016
Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since September 2016); Adjunct Faculty, Howard Community College (since June 2015); Adjunct Assistant Professor, University of Maryland University College (since June 2016); Legal Counsel, T. Rowe Price Associates, Inc. (March 2014 - June 2015); and Assistant U.S. Counsel, Aberdeen Asset Management, Inc. (January 2011 - March 2014).

MARYBETH PILAT, CPA AGE: 48	Fund Controller and Assistant Treasurer	2015
Fund Controller and Assistant Treasurer of the Funds (since August 2015); Director, Anti-Money Laundering Officer and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since August 2015); Director of Fund Administration, Calvert Investment Administrative Services, Inc. (since August 2015); VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015); and Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

JOHN H. STREUR AGE: 56	President and Director (except CVS)	2015
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

36 calvert.com CALVERT HIGH YIELD BOND FUND ANNUAL REPORT (UNAUDITED)

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CALVERT HIGH YIELD BOND FUND	CALVERT’S FAMILY OF FUNDS
To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Portfolio
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets Ex-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

Printed on recycled paper using soy inks.

Calvert Income Fund

Annual Report September 30, 2016 E-Delivery Sign-Up — Details Inside

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Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President's Letter
6	Portfolio Management Discussion
9	Understanding Your Fund's Expenses
10	Report of Independent Registered Public Accounting Firm
11	Schedule of Investments
21	Statement of Assets and Liabilities
22	Statement of Operations
24	Statements of Changes in Net Assets
26	Notes to Financial Statements
34	Financial Highlights
39	Proxy Voting
39	Availability of Quarterly Portfolio Holdings
40	Trustee and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Fellow Shareowners and Friends,
Forty years ago, Calvert Investments was founded on the belief that investment capital, properly stewarded, could improve the world for its less powerful inhabitants and improve environmental sustainability, while producing reasonable investment returns. Calvert was one of the first investment advisers to introduce the responsible investment concept, and through many years of innovation and research (supported by you, our shareholders), we have developed this philosophy to now provide even greater shareholder engagement and impact.
Corporations throughout the world, big and small, have an ever increasing role in determining social and environmental outcomes for every living being, today and into the future. The power of corporations, garnered through global influence, human capital and financial strength, especially relative to our other institutions, has been steadily increasing for decades (http://www.calvert.com/perspective/research/calvert-serafeim-series-report).
Investors recognize the impact of corporations on society, and more and more are making investment decisions based on their assessments of a company’s effect on environmental and social outcomes. Companies able to operate their business in a perceived sustainable manner, promoting, environmental and social justice stand to benefit; while those corporate laggards, that fail to embrace these new responsibilities, will falter.
Reliable information is critical in ensuring that shareholders are able to make informed assessments regarding a corporation’s sustainability profile. Key performance metrics and data (a “sustainability information system”) that indicates how a company is performing regarding environmental and social impacts, is integral to making informed responsible investment decisions. Through partnerships with world class educational institutions and forward thinking business partners, Calvert is developing valuable research methodologies and metrics to assess the quality of data inputs and results, such that we are able to assess companies’ impacts. Are we completely there yet? No, but as data becomes more transparent and consistent, driven, in part by investor demands and regulatory authorities, we will get there, such that we and other market participants can make better informed investment and purchase decisions. For example, key data that measures “true” intrinsic and extrinsic product costs, including indirect environmental and social impacts could be relevant to investors when making corporate comparisons regarding risk and profitability, and also of great interest to consumers making product purchase decisions.
Calvert is participating in the Sustainability Accounting Standards Board Investment Advisory Group, which is working to move the disclosure of ESG metrics forward through corporate SEC filings (http://www.sasb.org/). Calvert is also working to map the United Nations Sustainable Development Goals to the SASB standards (http://www.calvert.com/perspective/social-impact/unsdg-faq), in order to better evaluate the progress of any public corporation on its path towards global sustainability.
Also, involved in this effort are millions of individuals and small organizations throughout the world who are adding to this mosaic of information through their local and specialized efforts and services. They often have access to pockets of information that are not publically available or disseminated, and thereby not available to the financial data service companies. Our myriad and long running engagements with NGOs and corporations provide critical insight to our analysts, driving the enhancement of our information infrastructure forward, as they research potential investments for your portfolios and design shareholder activist agendas.
ESG data about corporate behavior provides a useful baseline, but takes on additional meaning as the Calvert Principles for Responsible Investment guide our interpretation of the data, acting as our “responsibility compass” (http://www.calvert.com/approach/how-we-invest/the-calvert-principles). In addition to providing a context consistent with Calvert’s mission, our Principles lead us to areas where additional, fundamental research is needed to develop a real understanding of corporate impact on society and the environment. In our complex, globalized and rapidly evolving world, the Principles allow us to contextualize information, whereas a rules based system, or an exclusive reliance on data from companies may miss valuable situational and circumstantial inference, as evidenced in the issues surrounding Standing Rock and the role of the corporation, Energy Transfer Partners. The Standing Rock Sioux Nation is striving to halt construction of the Dakota Access Pipeline crossing their sacred land and threatening water contamination (see our resolution in support of the Standing Rock Sioux Nation, (http://www.calvert.com/perspective/climate-and-environment/calvert-releases-statement-in-support-of-standing-rock-sioux-nation).

4 calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED)

The concerns surrounding social license and indigenous peoples’ rights are complex and do not lend themselves easily to objective quantification methods employed by the traditional financial data sources. That is why the fundamental overlay performed by the Calvert research analysts is so essential to our effective responsible investing process.
While effecting change through thoughtful ESG capital allocations is important, direct impact can be made through shareholder activism, or more specifically advocacy. Calvert’s shareholder advocacy process (28 resolutions last year) has been effective in influencing corporate behavior and provides another avenue for influencing valuable societal and environmental outcomes (http://www.calvert.com/perspective/social-impact/2016-proxy-season-brings-opportunity-to-accelerate-corporate-sustainability-progress).
Calvert’s voice reflects and respects diversity of thought and is often used to protect the interests of those most in need, and to look out for future generations. We thank you, our shareholders, friends and partners in this mission, for a good start. We promise that our work will never be done and the next forty years will reflect the increasing imperative to work vigorously to produce competitive returns for you and to use our power to forge a better today and future for our society. Often this requires Calvert to go where other investment firms have not, and to speak out and act when others do not.
Thank you, as always, for the incredible privilege to serve your needs through the Calvert Funds.
Respectfully,
John Streur
September 2016

calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Vishal Khanduja, CFA Senior Vice President, Lead Portfolio Manager, Head of Fixed Income	Brian S. Ellis, CFA Portfolio Manager
Market Review
U.S. Fixed Income markets provided positive returns for the twelve month period ending September 30, 2016. Lower interest rates and tighter risk asset spreads helped produce solid total and excess returns for the U.S. fixed income markets. Bloomberg Barclays U.S. Aggregate Bond Index ended the period with a 5.19% total return. U.S. 10 year treasury yield ended the period 45 basis points lower at 1.6%.
During the fourth quarter of 2015, as widely expected, the FOMC raised the target range for the federal funds rate by 25bps to 25-50bps—nearly seven years to the date after moving to the zero lower bound.
After ending a challenging 2015 both Investment Grade and High Yield had a tumultuous first half of Q1 2016. Risk assets experienced continued volatility through their high correlation with commodity and currency markets, which remained highly volatile. Credit spreads reached post-crisis highs in many sectors, as oil prices reached new lows and uncertainty around the Chinese economy continued to dampen investors’ appetite for risk. After peaking in mid-February, however, spreads sharply recovered and continued to rally as financial conditions eased and U.S. fixed income markets experienced significant inflows.
Global financial markets experienced another significant jolt of volatility, although very short lived, on June 23, 2016 with an unexpected Brexit vote outcome. Risk markets quickly recovered and that started another wave of inflows into U.S. dollar fixed income markets. The significant recovery in the high-yield market continued, and the sector finished the quarter with the highest year-to-date return since 2009.
Investment Strategy and Technique
The Fund seeks to maximize income, to the extent consistent with preservation of capital, through investment in bonds and income-producing securities.
The Fund uses a relative value strategy and typically invests at least 65% of its assets in investment-grade debt securities, including bonds issued by U.S. corporations, the U.S. government, and U.S. government-sponsored enterprises.
In conjunction with financial analysis, Calvert's comprehensive responsible investment principles guide the investment research process and decision-making.
Fund Performance Relative to the Benchmark
For the year ended September 30, 2016, Calvert Income Fund Class A (at NAV) returned 8.26%, slightly underperforming the Bloomberg Barclays U.S. Credit Index at 8.30%.
Performance benefitted from security selection and asset allocation decisions. The Fund’s out of benchmark allocation to high yield corporates, non-agency CMBS and RMBS helped performance during the period.
During the period credit sectors outperformed U.S. Treasuries and Government related sectors. The underweight position in Government related sectors helped performance while an out of benchmark allocation to U.S. Treasuries detracted from performance for the period.
Fund allocation to cash and ABS positions related to the transportation sectors were notable detractors from of performance for the period.
The Fund maintained low interest rate duration throughout the period as we believed that the volatility associated with the low absolute return potential for higher duration assets, was not attractive.
Within investment grade corporates, an overweight to the communications subsector along with positive security selection within energy, financials and consumer-related sectors boosted performance for the period.

6 calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED)

CALVERT INCOME FUND
SEPTEMBER 30, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Corporate	55.4%
Financial Institutions	19.2%
Industrial	35.8%
Utility	0.4%
Equity Securities	0.2%
Funds	0.5%
ETF	0.5%
Government Related	0.0%
Agency	0.0%
Securitized	33.8%
Asset-Backed Securities	20.0%
Collateralized Mortgage	0.3%
Commercial Mortgage-Backed Securities	10.2%
Mortgage-Backed Pass-Through	3.3%
Short-Term Investments	3.1%
Treasury	7.0%
Total	100%

Positioning and Market Outlook
Divergent global monetary policies, volatility, and liquidity challenges will continue to strongly influence fixed income markets in the near future. The impact of divergence— opposing U.S. and global central bank policy directions—is likely to be reinforced as accumulating signs of strength in the U.S. economy increase the likelihood of another rate hike by the Federal Reserve (Fed) occurring before the end of 2016. The United States has seen continued strength in consumer spending and employment growth. Mounting signs of inflation, albeit modest, are further building the case for more tightening.
We expect record corporate credit issuance to continue because of low interest rates and investors’ ongoing search for yield in the persistent low-rate environment. We continue to see value in some areas in corporate credit, specifically in credits with deleveraging stories or with minimal incentives or capacity to re-lever, and BBB-rated issuers look relatively attractive. However, we maintain a cautious approach, especially as credit fundamentals have deteriorated further and risk premiums have compressed. Strong inflows and the global search for yield could continue to support valuations, though risk premiums are vulnerable to sudden changes to these technical factors, in our view.
We still favor non-benchmark securitized assets, including commercial mortgage-backed securities, asset-backed securities, and non-agency mortgage-backed securities because of their more attractive spreads and tendency to be less vulnerable than corporates to market volatility.

CALVERT INCOME FUND
SEPTEMBER 30, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/16	12 MONTHS ENDED 9/30/16
Class A	5.59%	8.26%
Class C	5.18%	7.44%
Class I	5.77%	8.70%
Class R	5.35%	7.80%
Class Y	5.73%	8.54%
Bloomberg Barclays U.S. Credit Index	4.76%	8.30%
Lipper BBB-Rated Corporate Debt Funds Average	5.31%	8.44%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

	30 DAYS ENDED
SEC YIELD	9/30/15	9/30/16
Class A	3.02%	2.78%
Class C	2.41%	2.04%
Class I	3.69%	3.15%
Class R	2.59%	2.35%
Class Y	3.42%	3.10%

These assets are tied to the U.S. economy, specifically to U.S. consumer and housing markets, a further positive in periods of high global economic uncertainty, volatility, and slow growth.

Vishal Khanduja, CFA	Brian S. Ellis, CFA
Calvert Investment Management, Inc.
September 2016

calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED) 7

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT INCOME FUND
SEPTEMBER 30, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year #	10 Year
Class A (with max. load)	CFICX	4.20%	3.53%	3.40%
Class C (with max. load)	CIFCX	6.44%	3.45%	3.06%
Class I	CINCX	8.70%	4.79%	4.44%
Class R	CICRX	7.80%	3.94%	3.54%
Class Y	CIFYX	8.54%	4.53%	4.11%
Bloomberg Barclays U.S. Credit Index		8.30%	4.83%	5.77%
Lipper BBB-Rated Corporate Debt Funds Average		8.44%	4.85%	5.55%

Calvert Income Fund first offered Class R shares on October 31, 2006. Performance prior to October 31, 2006 reflects the performance of Class A shares at net asset value (NAV). Actual Class R share performance would have been lower than Class A share performance because of higher Rule 12b-1 fees and other class-specific expenses that apply to the Class R shares.
Calvert Income Fund first offered Class Y shares on February 29, 2008. Performance prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.
# The investment performance/return has been calculated in accordance with Generally Accepted Accounting Principles (GAAP) and includes certain adjustments. As a result of these adjustments, the investment return may be different than the shareholder received during the reporting period. See Note F - Other in Notes to Financial Statements.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.06%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

8 calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED)

UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 to September 30, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/16	ENDING ACCOUNT VALUE 9/30/16	EXPENSES PAID DURING PERIOD* 4/1/16 - 9/30/16
Class A
Actual	0.98%	$1,000.00	$1,055.90	$5.04
Hypothetical (5% return per year before expenses)	0.98%	$1,000.00	$1,020.10	$4.95
Class C
Actual	1.77%	$1,000.00	$1,051.80	$9.08
Hypothetical (5% return per year before expenses)	1.77%	$1,000.00	$1,016.15	$8.92
Class I
Actual	0.64%	$1,000.00	$1,057.70	$3.29
Hypothetical (5% return per year before expenses)	0.64%	$1,000.00	$1,021.80	$3.23
Class R
Actual	1.47%	$1,000.00	$1,053.50	$7.55
Hypothetical (5% return per year before expenses)	1.47%	$1,000.00	$1,017.65	$7.41
Class Y
Actual	0.72%	$1,000.00	$1,057.30	$3.70
Hypothetical (5% return per year before expenses)	0.72%	$1,000.00	$1,021.40	$3.64

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED) 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of The Calvert Fund and Shareholders of Calvert Income Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert Income Fund (the “Fund”), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Income Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 23, 2016

10 calvert.com CALVERT INCOME FUND ANNUAL REPORT

CALVERT INCOME FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 22.9%

Asset-Backed - Automobile - 0.6%
Skopos Auto Receivables Trust:
Series 2015-2A, Class A, 3.55%, 2/15/20 (a)	1,613,578	1,614,457
Series 2015-1A, Class A, 3.10%, 12/15/23 (a)	631,948	631,228
Series 2015-1A, Class B, 5.43%, 12/15/23 (a)	1,500,000	1,509,698
		3,755,383

Asset-Backed - Other - 21.7%
American Homes 4 Rent, Series 2014-SFR1, Class F, 3.781%, 6/17/31 (a)(b)	3,000,000	2,941,995
Apidos CLO XX, Series 2015-20A, Class C, 4.379%, 1/16/27 (a)(b)	1,600,000	1,556,933
Apidos CLO XXI, Series 2015-21A:
Class C, 4.229%, 7/18/27 (a)(b)	1,200,000	1,163,184
Class D, 6.229%, 7/18/27 (a)(b)	1,500,000	1,359,134
CAM Mortgage LLC, Series 2015-1, Class M, 4.75%, 7/15/64 (a)(b)	7,500,000	7,376,797
Citi Held For Asset Issuance:
Series 2015-PM2, Class B, 4.00%, 3/15/22 (a)	4,650,000	4,643,519
Series 2015-PM3, Class B, 4.31%, 5/16/22 (a)	2,800,000	2,805,062
Series 2016-MF1, Class A, 4.48%, 8/15/22 (a)	3,276,943	3,326,911
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2, 4.474%, 3/20/43 (a)	8,764,375	8,787,965
Conn Funding II LP, Series 2016-B, Class B, 7.34%, 3/15/19 (a)	700,000	699,614
Conn's Receivables Funding LLC:
Series 2016-A, Class A, 4.68%, 4/16/18 (a)	1,460,093	1,463,692
Series 2016-A, Class B, 8.96%, 8/15/18 (a)	1,900,000	1,918,798
Series 2015-A, Class A, 4.565%, 9/15/20 (a)	648,080	648,940
Series 2015-A, Class B, 8.50%, 9/15/20 (a)	1,800,000	1,802,260
Consumer Credit Origination Loan Trust, Series 2015-1:
Class A, 2.82%, 3/15/21 (a)	1,633,016	1,635,512
Class B, 5.21%, 3/15/21 (a)	1,500,000	1,506,156
Driven Brands Funding LLC, Class A2:
Series 2015-1A, 5.216%, 7/20/45 (a)	2,779,000	2,727,652
Series 2016-1A, 6.125%, 7/20/46 (a)	3,650,000	3,715,288
Dryden 33 Senior Loan Fund, Series 2014-33A, Class D, 4.33%, 7/15/26 (a)(b)	2,350,000	2,270,206
Dryden 40 Senior Loan Fund, Series 2015-40A, Class D, 4.517%, 8/15/28 (a)(b)	1,750,000	1,713,863
Eagle I Ltd., Series 2014-1A, Class A1, 2.57%, 12/15/39 (a)	2,250,000	2,223,986
Element Rail Leasing I LLC, Series 2014-1A:
Class A1, 2.299%, 4/19/44 (a)	893,383	875,751
Class A2, 3.668%, 4/19/44 (a)	2,700,000	2,693,165
Class B1, 4.406%, 4/19/44 (a)	2,783,000	2,644,230
Element Rail Leasing II LLC, Series 2015-1A, Class A2, 3.585%, 2/19/45 (a)	3,900,000	3,843,259
FRS I LLC, Series 2013-1A, Class A2, 3.08%, 4/15/43 (a)	5,943,116	5,860,063
GCAT LLC, Series 2015-1, Class A2, 4.75%, 5/26/20 (a)(b)	3,342,919	3,184,641
GLC II Trust, Series 2014-A, Class A, 4.00%, 12/18/20 (a)	583,846	578,007
GLC Trust, Series 2014-A, Class A, 3.00%, 7/15/21 (a)	764,654	760,295
GMAT Trust, Series 2015-1A, Class A1, 4.25%, 9/25/20 (a)(b)	1,310,845	1,307,193

calvert.com CALVERT INCOME FUND ANNUAL REPORT 11

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Invitation Homes Trust:
Series 2013-SFR1, Class B, 1.896%, 12/17/30 (a)(b)	300,000	299,381
Series 2013-SFR1, Class C, 2.396%, 12/17/30 (a)(b)	2,000,000	2,000,251
Series 2014-SFR1, Class C, 2.631%, 6/17/31 (a)(b)	4,250,000	4,266,959
Series 2014-SFR1, Class E, 3.781%, 6/17/31 (a)(b)	3,000,000	2,996,089
Series 2015-SFR2, Class F, 4.227%, 6/17/32 (a)(b)	1,750,000	1,725,922
Madison Park Funding XVII Ltd., Series 2015-17A, Class D, 4.147%, 7/21/27 (a)(b)	4,350,000	4,141,348
Magnetite VI Ltd., Series 2012-6A, Class ER, 6.40%, 9/15/23 (a)(b)	2,500,000	2,475,333
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)	4,430,932	4,434,701
Series 2014-1A, Class B, 3.24%, 6/18/24 (a)	3,800,000	3,826,853
Series 2015-2A, Class A, 2.57%, 7/18/25 (a)	2,200,000	2,207,799
PennyMac LLC, Series 2015-NPL1, Class A1, 4.00%, 3/25/55 (a)(b)	1,894,741	1,908,176
Progress Residential 2016 Trust, Series 2016-SFR1, Class D, 3.281%, 9/17/33 (a)(b)	2,500,000	2,529,076
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25 (a)	1,597,260	1,589,778
RMAT LLC, Series 2015-NPL1, Class A1, 3.75%, 5/25/55 (a)(b)	1,285,079	1,271,972
Selene Non-Performing Loans LLC, Series 2014-1A, Class A, 2.981%, 5/25/54 (a)(b)	522,558	520,097
STORE Master Funding LLC, Series 2014-1A, Class A1, 4.21%, 4/20/44 (a)	2,866,167	2,869,529
TAL Advantage V LLC, Class B:
Series 2014-2A, 3.97%, 5/20/39 (a)	766,667	725,886
Series 2014-3A, 4.15%, 11/21/39 (a)	816,667	779,864
VB-S1 Issuer LLC, Series 2016-1A, Class C, 3.065%, 6/15/46 (a)	1,350,000	1,378,337
VOLT XIX LLC, Series 2014-NP11, Class A1, 3.875%, 4/25/55 (a)(b)	1,269,472	1,272,889
VOLT XXVII LLC, Series 2014-NPL7:
Class A1, 3.375%, 8/27/57 (a)(b)	705,019	704,531
Class A2, 4.75%, 8/27/57 (a)(b)	793,767	777,125
Wendys Funding LLC, Series 2015-1A:
Class A2I, 3.371%, 6/15/45 (a)	6,336,000	6,363,967
Class A2II, 4.08%, 6/15/45 (a)	1,633,500	1,658,847
		130,758,781

Asset-Backed - Student Loan - 0.6%
Navient Student Loan Trust, Series 2015-1, Class B, 2.025%, 7/25/52 (b)	1,200,000	972,031
SLM Private Education Loan Trust, Series 2013-B, Class B, 3.00%, 5/16/44 (a)	2,700,000	2,667,968
		3,639,999

Total Asset-Backed Securities (Cost $138,668,072)		138,154,163

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 2.4%
Bellemeade Re Ltd., Series 2015-1A, Class M2, 4.825%, 7/25/25 (a)(b)	2,000,000	2,006,864
Fannie Mae Connecticut Avenue Securities:
Series 2014-C02, Class 1M2, 3.125%, 5/25/24 (b)	1,900,000	1,875,321
Series 2014-C03, Class 2M2, 3.425%, 7/25/24 (b)	1,500,000	1,506,758
Series 2016-C04, Class 1M2, 4.775%, 1/25/29 (b)	2,130,000	2,189,964
Series 2016-C05, Class 2M2, 4.975%, 1/25/29 (b)	1,350,000	1,394,655
Freddie Mac Structured Agency Credit Risk Debt Notes:
Series 2015-HQ2, Class B, 8.475%, 5/25/25 (b)	794,792	835,304
Series 2015-DNA2, Class M3, 4.425%, 12/25/27 (b)	2,363,000	2,490,632

12 calvert.com CALVERT INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - CONT’D
LSTAR Securities Investment Ltd., Series 2015-6, Class A, 2.527%, 5/1/20 (a)(b)	1,590,760	1,563,872
Wedgewood Real Estate Trust, Series 2016-1, Class A2, 5.00%, 7/15/46 (a)(b)	618,000	615,582

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $14,194,510)		14,478,952

COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.2%
Bear Stearns Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, 3.424%, 5/15/32 (a)(b)	800,000	785,022
Citigroup Commercial Mortgage Trust, Series 2015-SSHP, Class E, 3.924%, 9/15/27 (a)(b)	2,800,000	2,676,525
Credit Suisse Mortgage Capital Trust, Series 2014-USA, Class B, 4.185%, 9/15/37 (a)	1,800,000	1,921,316
EQTY INNS Mortgage Trust, Series 2014-INNS:
Class E, 3.967%, 5/8/31 (a)(b)	5,100,000	4,983,275
Class F, 4.417%, 5/8/31 (a)(b)	1,000,000	933,436
Hilton USA Trust:
Series 2013-HLF, Class DFL, 3.273%, 11/5/30 (a)(b)	1,541,414	1,541,413
Series 2013-HLT, Class CFX, 3.714%, 11/5/30 (a)	1,600,000	1,600,354
Series 2013-HLT, Class EFX, 5.609%, 11/5/30 (a)(b)	5,325,000	5,333,220
Hyatt Hotel Portfolio Trust, Series 2015-HYT, Class F, 4.014%, 11/15/29 (a)(b)	400,000	378,664
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class D, 3.771%, 6/10/27 (a)	2,200,000	2,255,010
Series 2014-DSTY, Class C, 3.931%, 6/10/27 (a)(b)	1,500,000	1,509,179
Series 2014-INN, Class E, 4.124%, 6/15/29 (a)(b)	3,500,000	3,430,332
Morgan Stanley Capital I Trust, Series 2014-CPT, Class F, 3.56%, 7/13/29 (a)(b)	1,700,000	1,674,229
Motel 6 Trust, Series 2015-MTL6, Class E, 5.279%, 2/5/30 (a)	7,000,000	7,016,459
ORES NPL LLC, Series 2014-LV3, Class B, 6.00%, 3/27/24 (a)	4,900,000	4,900,000
VFC LLC, Series 2014-2, Class B, 5.50%, 7/20/30 (a)	1,869,720	1,862,353
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class D, 3.497%, 8/15/47 (a)	1,400,000	1,033,528

Total Commercial Mortgage-Backed Securities (Cost $44,225,045)		43,834,315

CORPORATE BONDS - 62.3%

Basic Materials - 0.9%
Methanex Corp., 5.65%, 12/1/44	3,275,000	2,836,199
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	2,300,000	2,403,916
		5,240,115

Communications - 9.1%
AT&T, Inc.:
4.125%, 2/17/26	6,450,000	6,969,876
5.65%, 2/15/47	5,100,000	6,010,829
CBS Corp.:
2.90%, 1/15/27	1,575,000	1,535,608
4.60%, 1/15/45	1,825,000	1,872,795
Comcast Corp.:
4.25%, 1/15/33	1,400,000	1,554,946
3.20%, 7/15/36	2,180,000	2,132,254
Crown Castle Towers LLC, 3.222%, 5/15/42 (a)	800,000	824,800

calvert.com CALVERT INCOME FUND ANNUAL REPORT 13

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Frontier Communications Corp., 10.50%, 9/15/22	2,990,000	3,169,400
NBCUniversal Media LLC, 4.45%, 1/15/43	2,800,000	3,148,636
Sprint Communications, Inc., 8.375%, 8/15/17	4,473,000	4,651,920
Telefonica Emisiones SAU, 3.192%, 4/27/18	2,000,000	2,047,200
Thomson Reuters Corp., 3.35%, 5/15/26	650,000	667,172
Time Warner Cable LLC, 4.50%, 9/15/42	1,545,000	1,474,330
Time Warner, Inc.:
3.55%, 6/1/24	1,500,000	1,593,564
4.90%, 6/15/42	1,500,000	1,677,693
Verizon Communications, Inc.:
2.45%, 11/1/22	2,860,000	2,904,616
3.50%, 11/1/24	2,710,000	2,890,684
2.625%, 8/15/26	1,500,000	1,472,205
4.125%, 8/15/46	1,665,000	1,665,460
4.862%, 8/21/46	6,050,000	6,776,381
		55,040,369

Consumer, Cyclical - 9.3%
American Airlines Pass-Through Trust:
7.00%, 7/31/19 (a)	2,459,437	2,570,111
5.60%, 1/15/22 (a)	1,722,275	1,801,930
5.25%, 7/15/25	1,834,109	1,923,522
Carrols Restaurant Group, Inc., 8.00%, 5/1/22	1,000,000	1,081,250
CVS Health Corp.:
3.875%, 7/20/25	1,594,000	1,735,257
5.125%, 7/20/45	1,900,000	2,324,926
CVS Pass-Through Trust, 6.036%, 12/10/28	2,832,550	3,285,908
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20	825,000	810,563
Ford Motor Co., 4.75%, 1/15/43	750,000	777,000
Ford Motor Credit Co. LLC:
3.336%, 3/18/21	3,233,000	3,333,168
3.219%, 1/9/22	1,000,000	1,026,122
4.134%, 8/4/25	5,720,000	6,034,772
Home Depot, Inc. (The):
4.20%, 4/1/43	1,000,000	1,126,853
4.40%, 3/15/45	600,000	698,650
3.50%, 9/15/56	1,740,000	1,700,389
Johnson Controls, Inc., 4.625%, 7/2/44	2,275,000	2,523,478
Kohl's Corp., 4.25%, 7/17/25	2,520,000	2,611,065
Latam Airlines Pass-Through Trust A, 4.20%, 8/15/29	1,373,535	1,342,631
Latam Airlines Pass-Through Trust B, 4.50%, 8/15/25	1,331,414	1,281,486
Lowe's Cos., Inc.:
2.50%, 4/15/26	700,000	702,549
4.375%, 9/15/45	1,530,000	1,734,602
3.70%, 4/15/46	650,000	671,566
New Albertsons, Inc., 7.75%, 6/15/26	1,300,000	1,300,000
Newell Brands, Inc.:
3.85%, 4/1/23	1,975,000	2,102,320
4.20%, 4/1/26	2,000,000	2,178,216
Norwegian Air Shuttle ASA Pass-Through Trust, 4.875%, 11/10/29 (a)	1,050,000	1,044,306

14 calvert.com CALVERT INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Starbucks Corp., 2.45%, 6/15/26	1,500,000	1,523,444
Virgin Australia Trust, 6.00%, 4/23/22 (a)	1,834,804	1,862,326
Walgreens Boots Alliance, Inc.:
3.45%, 6/1/26	1,935,000	2,008,758
4.65%, 6/1/46	2,450,000	2,656,148
Whirlpool Corp., 4.50%, 6/1/46	600,000	647,425
		56,420,741

Consumer, Non-cyclical - 7.7%
AbbVie, Inc., 4.30%, 5/14/36	1,445,000	1,499,562
Actavis Funding SCS, 4.75%, 3/15/45	1,390,000	1,519,859
Amgen, Inc.:
4.40%, 5/1/45	1,000,000	1,050,424
4.663%, 6/15/51 (a)	1,736,000	1,855,432
AstraZeneca plc:
3.375%, 11/16/25	1,725,000	1,842,248
4.375%, 11/16/45	1,025,000	1,135,238
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	2,555,000	2,699,189
Express Scripts Holding Co., 4.80%, 7/15/46	600,000	623,263
Grupo Bimbo SAB de CV:
4.50%, 1/25/22 (a)	2,000,000	2,144,404
4.875%, 6/27/44 (a)	1,250,000	1,238,540
Harland Clarke Holdings Corp., 9.75%, 8/1/18 (a)	1,000,000	1,027,500
Kraft Heinz Foods Co.:
3.00%, 6/1/26	1,250,000	1,259,972
5.20%, 7/15/45	1,500,000	1,773,939
4.375%, 6/1/46	1,250,000	1,322,532
Kroger Co. (The):
2.65%, 10/15/26	610,000	605,444
3.875%, 10/15/46	1,550,000	1,559,731
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (a)	8,000,000	8,840,000
Life Technologies Corp., 6.00%, 3/1/20	4,000,000	4,472,876
Massachusetts Institute of Technology, 3.959%, 7/1/38	500,000	571,752
Mead Johnson Nutrition Co., 4.125%, 11/15/25	1,450,000	1,572,084
MEDNAX, Inc., 5.25%, 12/1/23 (a)	1,625,000	1,708,281
Perrigo Finance Unlimited Co., 4.375%, 3/15/26	1,000,000	1,043,588
Shire Acquisitions Investments Ireland DAC:
2.875%, 9/23/23	945,000	949,577
3.20%, 9/23/26	2,115,000	2,126,377
SUPERVALU, Inc., 6.75%, 6/1/21	658,000	615,230
Zoetis, Inc., 4.70%, 2/1/43	1,430,000	1,504,916
		46,561,958

calvert.com CALVERT INCOME FUND ANNUAL REPORT 15

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Energy - 3.7%
Enterprise Products Operating LLC, 7.034%, 1/15/18 floating rate thereafter to 1/15/68 (b)	9,115,000	9,632,641
Williams Partners LP:
3.60%, 3/15/22	3,400,000	3,459,058
3.90%, 1/15/25	2,000,000	1,995,830
Williams Partners LP / ACMP Finance Corp., 4.875%, 3/15/24	7,250,000	7,327,662
		22,415,191

Financial - 23.2%
Air Lease Corp., 3.00%, 9/15/23	1,200,000	1,186,356
Ally Financial, Inc., 6.25%, 12/1/17	2,275,000	2,366,000
American Financial Group, Inc., 3.50%, 8/15/26	1,760,000	1,760,778
American International Group, Inc., 3.90%, 4/1/26	2,900,000	3,068,035
American Tower Corp.:
3.45%, 9/15/21	1,000,000	1,052,457
3.375%, 10/15/26	3,400,000	3,446,298
AvalonBay Communities, Inc., 2.90%, 10/15/26	1,640,000	1,632,218
Bank of America Corp.:
6.40%, 8/28/17	4,995,000	5,211,433
2.625%, 4/19/21	4,050,000	4,114,440
6.10%, 3/17/25 floating rate thereafter to 12/29/49 (b)	1,150,000	1,198,875
3.875%, 8/1/25	2,930,000	3,130,169
4.25%, 10/22/26	8,955,000	9,500,700
Capital One Financial Corp.:
4.20%, 10/29/25	1,675,000	1,747,514
3.75%, 7/28/26	4,870,000	4,887,259
Capital One NA, 2.35%, 8/17/18	2,000,000	2,024,340
CIT Group, Inc.:
4.25%, 8/15/17	1,125,000	1,146,094
5.25%, 3/15/18	4,150,000	4,326,375
Citigroup, Inc.:
1.70%, 4/27/18	3,600,000	3,603,902
2.65%, 10/26/20	1,465,000	1,496,480
5.90%, 2/15/23 floating rate thereafter to 12/29/49 (b)	1,440,000	1,490,400
4.60%, 3/9/26	5,140,000	5,489,356
6.25%, 8/15/26 floating rate thereafter to 12/29/49 (b)	1,350,000	1,452,938
4.45%, 9/29/27	8,180,000	8,560,149
4.125%, 7/25/28	1,500,000	1,524,942
Citizens Financial Group, Inc., 4.30%, 12/3/25	1,500,000	1,573,910
Credit Acceptance Corp.:
6.125%, 2/15/21	2,100,000	2,110,500
7.375%, 3/15/23	1,300,000	1,345,500
Crown Castle International Corp.:
4.45%, 2/15/26	1,375,000	1,510,127
3.70%, 6/15/26	2,000,000	2,086,800
DDR Corp., 4.75%, 4/15/18	3,000,000	3,114,543
Digital Realty Trust LP, 4.75%, 10/1/25	2,000,000	2,170,128
Discover Bank, 7.00%, 4/15/20	2,500,000	2,851,055
Doric Nimrod Air Alpha Ltd. Pass-Through Trust, 6.125%, 11/30/21 (a)	497,271	519,026
ERP Operating LP, 4.625%, 12/15/21	598,000	671,363

16 calvert.com CALVERT INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
First Horizon National Corp., 3.50%, 12/15/20	800,000	816,522
First Republic Bank, 4.375%, 8/1/46	1,750,000	1,738,478
iStar, Inc., 4.00%, 11/1/17	1,200,000	1,203,000
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 7.375%, 10/1/17	750,000	755,625
MetLife, Inc.:
5.70%, 6/15/35	1,000,000	1,210,049
4.05%, 3/1/45	900,000	892,728
Morgan Stanley:
6.25%, 8/28/17	2,900,000	3,020,521
2.80%, 6/16/20	5,500,000	5,642,274
4.00%, 7/23/25	1,515,000	1,629,169
5.00%, 11/24/25	6,550,000	7,307,835
3.125%, 7/27/26	1,500,000	1,508,969
3.95%, 4/23/27	1,100,000	1,142,514
Nationwide Building Society, 4.00%, 9/14/26 (a)	2,435,000	2,423,894
Prudential Financial, Inc., 4.60%, 5/15/44	1,000,000	1,067,968
Regions Financial Corp., 3.20%, 2/8/21	3,600,000	3,742,412
Societe Generale SA, 4.25%, 8/19/26 (a)(c)	1,575,000	1,566,583
Svenska Handelsbanken AB, 1.875%, 9/7/21	1,000,000	994,555
Toronto-Dominion Bank (The), 3.625%, 9/15/26 floating rate thereafter to 9/15/31 (b)	3,040,000	3,048,384
Wells Fargo & Co.:
2.50%, 3/4/21	3,000,000	3,043,743
3.00%, 4/22/26	1,780,000	1,796,737
4.40%, 6/14/46	2,335,000	2,377,144
		140,299,564

Industrial - 3.6%
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is, 5.625%, 12/15/16 (a)	1,975,000	1,970,260
Cemex SAB de CV, 6.50%, 12/10/19 (a)	1,000,000	1,060,000
Coveris Holdings SA, 7.875%, 11/1/19 (a)	1,500,000	1,533,750
General Electric Co., 4.50%, 3/11/44	2,000,000	2,302,460
Illinois Tool Works, Inc., 3.90%, 9/1/42	2,000,000	2,208,378
Kansas City Southern, 3.125%, 6/1/26	1,390,000	1,411,378
Masco Corp.:
4.45%, 4/1/25	850,000	903,125
4.375%, 4/1/26	1,000,000	1,052,500
Owens Corning, 3.40%, 8/15/26	1,365,000	1,371,332
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 2/1/22 (a)	3,000,000	3,119,766
Pentair Finance SA, 3.625%, 9/15/20	1,780,000	1,843,550
SBA Tower Trust, 2.877%, 7/15/46 (a)	1,600,000	1,627,121
Thermo Fisher Scientific, Inc., 4.15%, 2/1/24	1,200,000	1,303,878
		21,707,498

Technology - 4.1%
Apple, Inc.:
3.25%, 2/23/26	1,000,000	1,062,908
3.45%, 2/9/45	1,000,000	955,470
Broadridge Financial Solutions, Inc., 3.40%, 6/27/26	1,500,000	1,538,538

calvert.com CALVERT INCOME FUND ANNUAL REPORT 17

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Diamond 1 Finance Corp. / Diamond 2 Finance Corp.:
4.42%, 6/15/21 (a)	1,104,000	1,153,813
6.02%, 6/15/26 (a)	3,675,000	4,028,914
EMC Corp., 1.875%, 6/1/18	791,000	778,480
Fidelity National Information Services, Inc., 4.50%, 8/15/46	880,000	880,202
Hewlett Packard Enterprise Co.:
2.85%, 10/5/18 (a)	1,090,000	1,110,583
6.35%, 10/15/45 (a)	2,400,000	2,476,663
Microsoft Corp.:
2.40%, 8/8/26	1,820,000	1,821,540
4.45%, 11/3/45	1,335,000	1,517,768
3.95%, 8/8/56	1,510,000	1,529,817
Oracle Corp.:
2.95%, 5/15/25	1,200,000	1,239,518
2.65%, 7/15/26	1,600,000	1,600,291
4.125%, 5/15/45	1,600,000	1,675,819
4.00%, 7/15/46	1,200,000	1,239,976
		24,610,300

Utilities - 0.7%
Consolidated Edison Co. of New York, Inc., 4.50%, 12/1/45	900,000	1,034,704
Fortis, Inc.:
2.10%, 10/4/21 (a)	1,000,000	996,339
3.055%, 10/4/26 (a)	1,550,000	1,543,420
Transelec SA, 3.875%, 1/12/29 (a)	750,000	770,625
		4,345,088

Total Corporate Bonds (Cost $356,453,365)		376,640,824

FLOATING RATE LOANS (d) - 2.3%

Consumer, Cyclical - 2.3%
Albertson's LLC, 4.50%, 8/25/21 (b)	4,488,750	4,513,438
Kraton Polymers LLC, 6.00%, 1/6/22 (b)	4,575,000	4,604,307
Varsity Brands, Inc., 5.00%, 12/11/21 (b)	4,544,225	4,553,313
		13,671,058

Financial - 0.0%
Alliance Mortgage Investments Term Loan, 12.61%, 6/1/10 *(b)(e)(f)(g)	3,077,944	34,781

Total Floating Rate Loans (Cost $16,288,953)		13,705,839

SOVEREIGN GOVERNMENT BONDS - 0.5%
Nacional Financiera SNC, 3.375%, 11/5/20 (a)	2,700,000	2,801,790

Total Sovereign Government Bonds (Cost $2,696,005)		2,801,790

18 calvert.com CALVERT INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.0%
Premier Aircraft Leasing EXIM 1 Ltd., 3.547%, 4/10/22	75	78

Total U.S. Government Agencies and Instrumentalities (Cost $75)		78

U.S. TREASURY OBLIGATIONS - 0.8%
United States Treasury Notes:
0.875%, 9/15/19	855,000	854,967
1.125%, 9/30/21	3,287,000	3,282,635
1.375%, 9/30/23	830,000	826,855

Total U.S. Treasury Obligations (Cost $4,970,327)		4,964,457

	SHARES	VALUE ($)
COMMON STOCKS - 0.1%

Wireless Telecommunication Services - 0.1%
NII Holdings, Inc. *(c)	128,404	427,585

Total Common Stocks (Cost $1,990,262)		427,585

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 1.7%
State Street Bank Time Deposit, 0.293%, 10/3/16	10,162,598	10,162,598

Total Time Deposit (Cost $10,162,598)		10,162,598

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.0%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.26%	287,415	287,415

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $287,415)		287,415

TOTAL INVESTMENTS (Cost $589,936,627) - 100.2%		605,458,016
Other assets and liabilities, net - (0.2%)		(1,386,062)
NET ASSETS - 100.0%		$604,071,954
See notes to financial statements.

calvert.com CALVERT INCOME FUND ANNUAL REPORT 19

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
5 Year U.S. Treasury Notes	67	12/16	$8,141,547	$1,455
Ultra Long U.S. Treasury Bonds	280	12/16	51,485,000	(973,973)
Total Long				($972,518)
Short:
10 Year U.S. Treasury Notes	(13)	12/16	$1,704,625)	($9,976)

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $238,822,942, which represents 39.5% of the net assets of the Fund as of September 30, 2016.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on September 30, 2016.
(c) Security, or portion of security, is on loan. Total value of securities on loan is $279,123 as of September 30, 2016.
(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2016. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Total market value of restricted securities amounts to $34,781, which represents 0.0% of the net assets of the Fund as of September 30, 2016.
(f) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(g) This security was valued under the direction of the Board of Trustees. Total market value of fair valued securities amounts to $34,781, which represents 0.0% of the net assets of the Fund as of September 30, 2016.

Abbreviations:
CLO:	Collateralized Loan Obligations
LLC:	Limited Liability Corporation
LP:	Limited Partnership
Ltd.:	Limited
plc:	Public Limited Company

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Alliance Mortgage Investments Term Loan, 12.61%, 6/1/10	5/26/05-6/13/07	3,077,944
See notes to financial statements.

20 calvert.com CALVERT INCOME FUND ANNUAL REPORT

CALVERT INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2016

ASSETS
Investments in securities, at value (Cost $589,936,627) - see accompanying schedule	$605,458,016
Cash collateral at broker	1,329,315
Receivable for securities sold	22,984,643
Receivable for shares sold	392,462
Interest receivable	4,102,117
Securities lending income receivable	389
Trustees' deferred compensation plan	562,867
Total assets	634,829,809

LIABILITIES
Payable for securities purchased	26,973,288
Payable upon return of securities loaned	287,415
Payable for shares redeemed	1,617,846
Payable for futures contracts variation margin	612,398
Payable to Calvert Investment Management, Inc.	197,898
Payable to Calvert Investment Distributors, Inc.	154,552
Payable to Calvert Investment Administrative Services, Inc.	59,203
Payable to Calvert Investment Services, Inc.	9,166
Payable for Trustees' fees and expenses	21,196
Trustees' deferred compensation plan	562,867
Accrued expenses and other liabilities	262,026
Total liabilities	30,757,855
NET ASSETS	$604,071,954

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 24,264,662 shares outstanding	$895,650,208
Class C: 4,836,608 shares outstanding	118,753,737
Class I: 2,135,979 shares outstanding	63,314,640
Class R: 267,153 shares outstanding	3,620,458
Class Y: 4,648,734 shares outstanding	73,072,853
Undistributed net investment income	199,348
Accumulated net realized gain (loss)	(565,078,185)
Net unrealized appreciation (depreciation)	14,538,895
NET ASSETS	$604,071,954

NET ASSET VALUE PER SHARE
Class A (based on net assets of $404,792,855)	$16.68
Class C (based on net assets of $80,682,604)	$16.68
Class I (based on net assets of $35,669,590)	$16.70
Class R (based on net assets of $4,492,760)	$16.82
Class Y (based on net assets of $78,434,145)	$16.87
See notes to financial statements.

calvert.com CALVERT INCOME FUND ANNUAL REPORT 21

CALVERT INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2016

NET INVESTMENT INCOME
Investment Income:
Interest income (net of foreign tax withheld of $295)	$25,502,783
Dividend income	120,712
Other income (a)	18,319
Securities lending income	2,640
Total investment income	25,644,454

Expenses:
Investment advisory fee	2,500,790
Administrative fees	1,119,515
Transfer agency fees and expenses:
Class A	701,420
Class C	133,188
Class I	3,514
Class R	7,260
Class Y	59,692
Distribution Plan expenses:
Class A	1,110,644
Class C	838,630
Class R	22,538
Trustees' fees and expenses	95,929
Accounting fees	153,574
Custodian fees	88,076
Professional fees	59,944
Registration fees	67,274
Reports to shareholders	125,475
Miscellaneous	30,693
Total expenses	7,118,156
Reimbursement from Advisor:
Class R	(2,097)
Administrative fees waived	(186,094)
Net expenses	6,929,965
NET INVESTMENT INCOME	18,714,489
See notes to financial statements.

22 calvert.com CALVERT INCOME FUND ANNUAL REPORT

CALVERT INCOME FUND STATEMENT OF OPERATIONS - CONT’D YEAR ENDED SEPTEMBER 30, 2016
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	5,238,283
Futures	6,885,001
12,123,284

Change in unrealized appreciation (depreciation) on:
Investments	18,606,882
Futures	(1,111,364)
17,495,518

NET REALIZED AND UNREALIZED GAIN	29,618,802

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,333,291

(a) Other income represents a non-recurring refund for overbilling of prior years' custody out-of-pocket fees.
See notes to financial statements.

calvert.com CALVERT INCOME FUND ANNUAL REPORT 23

CALVERT INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$18,714,489	$22,312,065
Net realized gain (loss)	12,123,284	(2,738,071)
Net change in unrealized appreciation (depreciation)	17,495,518	(16,954,194)

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	48,333,291	2,619,800

Distributions to shareholders from:
Net investment income:
Class A shares	(13,558,086)	(15,526,827)
Class B shares (a)	—	(9,441)
Class C shares	(1,937,400)	(2,082,632)
Class I shares	(1,151,326)	(2,464,310)
Class R shares	(119,054)	(132,842)
Class Y shares	(2,027,807)	(2,085,325)
Total distributions	(18,793,673)	(22,301,377)

Capital share transactions:
Shares sold:
Class A shares (b)	28,631,799	45,653,338
Class B shares (a)	—	958
Class C shares	3,316,925	3,279,257
Class I shares	10,603,768	9,870,066
Class R shares	765,922	1,006,563
Class Y shares	34,595,010	13,062,622
Reinvestment of distributions:
Class A shares	12,139,506	14,006,892
Class B shares (a)	—	7,744
Class C shares	1,316,093	1,400,417
Class I shares	1,118,643	2,427,002
Class R shares	107,957	120,875
Class Y shares	1,384,727	1,360,898
Redemption fees:
Class A shares	—	749
Class C shares	—	114
Class I shares	—	170
Class Y shares	—	235
Shares redeemed:
Class A shares	(145,792,521)	(172,177,176)
Class B shares (a)(b)	—	(1,300,236)
Class C shares	(16,165,730)	(21,303,515)
Class I shares	(10,150,414)	(71,782,638)
Class R shares	(1,274,937)	(1,720,149)
Class Y shares	(21,603,539)	(22,038,901)
Total capital share transactions	(101,006,791)	(198,124,715)

TOTAL DECREASE IN NET ASSETS	(71,467,173)	(217,806,292)
See notes to financial statements.

24 calvert.com CALVERT INCOME FUND ANNUAL REPORT

CALVERT INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS - CONT’D
NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Beginning of year	$675,539,127	$893,345,419
End of year (including undistributed net investment income of $199,348 and $200,135, respectively)	$604,071,954	$675,539,127

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares (c)	1,770,029	2,786,222
Class B shares (a)	—	59
Class C shares	205,168	200,423
Class I shares	653,541	601,577
Class R shares	47,226	61,129
Class Y shares	2,083,614	792,085
Reinvestment of distributions:
Class A shares	752,192	859,775
Class B shares (a)	—	477
Class C shares	81,524	85,973
Class I shares	69,138	148,172
Class R shares	6,633	7,361
Class Y shares	84,634	82,604
Shares redeemed:
Class A shares	(9,029,442)	(10,550,039)
Class B shares (a)(c)	—	(79,678)
Class C shares	(999,537)	(1,308,280)
Class I shares	(628,846)	(4,393,192)
Class R shares	(78,714)	(104,970)
Class Y shares	(1,319,808)	(1,336,757)
Total capital share activity	(6,302,648)	(12,147,059)

(a) Class B Shares were converted into Class A Shares at the close of business on April 20, 2015.
(b) Amounts include $651,588 of share transactions that were redeemed from Class B shares and converted into Class A shares at the close of business on April 20, 2015.
(c) Amount includes 39,683 shares redeemed from Class B shares and 39,158 shares purchased into Class A shares at the close of business on April 20, 2015.
See notes to financial statements.

calvert.com CALVERT INCOME FUND ANNUAL REPORT 25

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: The Calvert Fund (the “Trust”) was organized as a business trust under the laws of the state of Massachusetts by a Declaration of Trust filed on March 15, 1982, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates five (5) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Calvert Income Fund (the “Fund”).
The Fund is non-diversified and invests in investment grade, U.S. dollar-denominated debt securities. The operations of each series of the Trust, including the Fund, are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund generally offers Class A, Class C, Class I, Class R, and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 3.75%. However, the front-end sales charge is waived for shareholders investing in Class A shares directly with the Fund in an account maintained by Calvert Investment Distributors, Inc. (“Distributor”) or without a specified broker-dealer or financial adviser (“Direct Account”). Class C shares are not available for purchase in Direct Accounts. For non-Direct Accounts, Class C shares are sold without a front-end sales charge, and with certain exceptions, will be charged a contingent deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1 million. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Class R shares are generally only available to certain retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares have no front-end or contingent deferred sales charge and have a higher level of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, and retirement plans, foundations, endowments and other consultant-driven business, that have entered into an agreement with the Fund’s Distributor to offer Class Y shares to their clients. Class Y shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Among other things, each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses; (b) exchange privileges; and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

26 calvert.com CALVERT INCOME FUND ANNUAL REPORT

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, sovereign government bonds, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy.
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy.
For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at September 30, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

calvert.com CALVERT INCOME FUND ANNUAL REPORT 27

The following table summarizes the market value of the Fund's holdings as of September 30, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-Backed Securities	$—	$138,154,163	$—	$138,154,163
Collateralized Mortgage-Backed Obligations (Privately Originated)	—	14,478,952	—	14,478,952
Commercial Mortgage-Backed Securities	—	43,834,315	—	43,834,315
Corporate Bonds	—	376,640,824	—	376,640,824
Floating Rate Loans	—	13,671,058	34,781	13,705,839
Sovereign Government Bonds	—	2,801,790	—	2,801,790
U.S. Government Agencies and Instrumentalities	—	78	—	78
U.S. Treasury Obligations	—	4,964,457	—	4,964,457
Common Stocks**	427,585	—	—	427,585
Time Deposit	—	10,162,598	—	10,162,598
Short Term Investment of Cash Collateral For Securities Loaned	287,415	—	—	287,415
TOTAL	$715,000	$604,708,235	$34,781^	$605,458,016
Futures Contracts***	($982,494)	$—	$—	($982,494)

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
*** The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
^ Level 3 securities represent 0.0% of net assets.
There were no transfers between levels during the year.
Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, the Fund used U.S. Treasury Bond and Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund.

28 calvert.com CALVERT INCOME FUND ANNUAL REPORT

The Fund's futures contracts at year end are presented in the Schedule of Investments.
At September 30, 2016, the Fund had the following derivatives, categorized by risk exposure:

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Interest Rate	Unrealized appreciation on futures contracts	$1,455*	Unrealized depreciation on futures contracts	($983,949)*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2016 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized appreciation (depreciation)
Interest Rate	Futures	$6,885,001	($1,111,364)

The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description				Average Number of Contracts*
Futures contracts long				353
Futures contracts short				(56)
* Averages are based on activity levels during the year ended September 30, 2016.
Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Schedule of Investments.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Notes to Schedule of Investments on page 20.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees, and prepayment fees.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

calvert.com CALVERT INCOME FUND ANNUAL REPORT 29

Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I and Class R shares). The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following rates of the Fund’s average daily net assets: 0.40% on the first $2 billion, 0.375% on the next $5.5 billion, 0.35% on the next $2.5 billion, and 0.325% over $10 billion.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2017. The contractual expense caps are 0.84%, 1.47%, and 1.09%, for Class I, R and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, based on the Fund’s average daily net assets.
For the period October 1, 2015 to January 31, 2016, the administrative fee was 0.30% for Class A, C, R and Y and 0.10% for Class I. CIAS and the Fund entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for all classes of the Fund commencing on February 1, 2016. CIAS voluntarily waived 0.18% (the amount of the administrative fee above 0.12%) for Class A, C, R and Y shares of the Fund for the period from December 1, 2015 through January 31, 2016. CIAS has also contractually agreed to waive 0.02% for Class I shares of the Fund (the difference between the previous administrative fee and the new 0.12% fee) from February 1, 2016 through January 31, 2018. During the year ended September 30, 2016, CIAS voluntarily waived $181,656.
Calvert Investment Distributors, Inc. ("CID"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.50%, 1.00%, and 0.75% annually of the Fund’s average daily net assets of Class A, C, and R, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of 0.25%, 1.00%, and 0.50% of the Fund’s average daily net assets of Class A, C, and R, respectively. Class I and Y shares do not have Distribution Plan expenses.
CID received $25,740 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2016.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $110,050 for the year ended September 30, 2016. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board Chair and Committee Chairs receive an additional $5,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the "Plan"). Obligations of the Plan will be paid solely out of the Fund’s assets. Trustees’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $441,189,488 and $444,241,408, respectively. U.S. government security purchases and sales were $496,404,493 and $550,474,016, respectively.

30 calvert.com CALVERT INCOME FUND ANNUAL REPORT

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Fund's use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

Capital Loss Carryforwards
EXPIRATION DATE
2018	($254,299,863)
2019	(77,128,701)
NO EXPIRATION DATE
Short-term	($5,719,465)
Long-term	(226,480,880)
The tax character of dividends and distributions paid during the years ended September 30, 2016 and September 30, 2015 was as follows:

DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$18,793,673	$22,301,377
Total	$18,793,673	$22,301,377
As of September 30, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$20,415,789
Unrealized (depreciation)	(7,326,170)
Net unrealized appreciation (depreciation)	$13,089,619

Undistributed ordinary income	$220,544
Capital loss carryforward	($563,628,909)
Other temporary differences	($21,196)

Federal income tax cost of investments	$592,368,397
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, section 1256 futures contracts and deferred Trustees’ fees.
Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities and expiration of capital loss carryforwards.

Undistributed net investment income	$78,397
Accumulated net realized gain (loss)	3,898,405
Paid-in capital	(3,976,802)
NOTE D — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-

calvert.com CALVERT INCOME FUND ANNUAL REPORT 31

denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
The total value of securities on loan was $279,123 as of September 30, 2016.
The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2016:

	Remaining Contractual Maturity of the Agreements as of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$87,001	$—	$—	$—	$87,001
Corporate Bonds	200,414	—	—	—	200,414
Total Borrowings	$287,415	$—	$—	$—	$287,415
Amount of recognized liabilities for securities lending transactions					$287,415
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2016.
For the year ended September 30, 2016, borrowing information by the Fund under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$46,108	1.76%	$4,819,733	September 2016
NOTE F — REGULATORY MATTERS
In October 19, 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio securities was then being fair valued. The Advisor and the Board of Trustees subsequently determined it was appropriate to change the fair value prices at which that security and certain related securities had been carried from March 18, 2008 through October 18, 2011 (the "Relevant Period"). These fair value revisions had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the Relevant Period. Accordingly, in December 2011, pursuant to an agreement with the Board of Trustees, the Advisor contributed $12,614,421 to the Fund to compensate shareholders and the Fund for harm caused by the prior improper valuation of securities.
The Securities and Exchange Commission (“SEC”) subsequently found that, in distributing the $12,614,421 to Fund shareholders, the Advisor did not precisely calculate Fund and shareholder losses in accordance with the Calvert Funds’ NAV error correction procedures.  On October 18, 2016, in acceptance of the Advisor's settlement proposal, the SEC issued an administrative order requiring the Advisor to make further distributions to affected shareholders by October 13, 2017. The administrative order also censured the Advisor and required the Advisor to pay a $3.9 million penalty to the SEC.
NOTE G — OTHER MATTERS
On October 18, 2016, Calvert announced that it had determined that certain fees paid to third-party financial intermediaries were incorrectly allocated for payment by, and paid by, the Calvert Funds. Specifically, for periods prior to January 1, 2015, the Calvert Funds paid fees under certain intermediary agreements that were primarily for distribution-related services and therefore should have been paid by Calvert out of Calvert’s own assets or by the Funds under a Rule 12b-1 plan. The matter was self-reported to

32 calvert.com CALVERT INCOME FUND ANNUAL REPORT

the SEC in 2016. Calvert is in the process of determining the economic impact of misallocated fees on the affected Funds and their shareholders, and intends to develop a plan to reimburse shareholders following that determination.
NOTE H — SUBSEQUENT EVENTS
On October 20, 2016, Calvert and Calvert’s indirect parent company, Ameritas Holding Company, entered into an Asset Purchase Agreement (the “Agreement”) with Eaton Vance Management (“Eaton Vance”), a newly-formed subsidiary of Eaton Vance to operate as Calvert Research and Management (“New Calvert”), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business assets of Calvert (the “Transaction”). Completion of the Transaction is subject to the approval by the shareholders of Calvert Funds of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.
A proxy statement containing detailed information regarding several proposals was mailed to shareholders of record in November 2016. The shareholder meeting is expected to be held on or about December 16, 2016.
In preparing the financial statements as of September 30, 2016, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

calvert.com CALVERT INCOME FUND ANNUAL REPORT 33

CALVERT INCOME FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013	September 30, 2012
Net asset value, beginning	$15.89	$16.35	$16.03	$16.56	$15.77
Income from investment operations:
Net investment income	0.49(b)	0.46	0.47	0.45	0.54
Net realized and unrealized gain (loss)	0.80	(0.46)	0.32	(0.53)	0.79
Total from investment operations	1.29	—	0.79	(0.08)	1.33
Distributions from:
Net investment income	(0.50)	(0.46)	(0.47)	(0.45)	(0.54)
Total distributions	(0.50)	(0.46)	(0.47)	(0.45)	(0.54)
Total increase (decrease) in net asset value	0.79	(0.46)	0.32	(0.53)	0.79
Net asset value, ending	$16.68	$15.89	$16.35	$16.03	$16.56
Total return (c)	8.26%	(0.04%)	4.98%	(0.49%)	8.63%
Ratios to average net assets: (d)
Net investment income	3.05%(b)	2.79%	2.86%	2.73%	3.33%
Total expenses	1.08%	1.24%	1.25%	1.23%	1.30%
Net expenses	1.05%	1.24%	1.25%	1.23%	1.30%
Portfolio turnover	155%	236%	214%	236%	210%
Net assets, ending (in thousands)	$404,793	$489,101	$615,847	$772,608	$1,077,077

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.001 per share and 0% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

34 calvert.com CALVERT INCOME FUND ANNUAL REPORT

CALVERT INCOME FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013	September 30, 2012
Net asset value, beginning	$15.89	$16.34	$16.03	$16.56	$15.77
Income from investment operations:
Net investment income	0.37(b)	0.34	0.36	0.34	0.42
Net realized and unrealized gain (loss)	0.80	(0.45)	0.31	(0.53)	0.79
Total from investment operations	1.17	(0.11)	0.67	(0.19)	1.21
Distributions from:
Net investment income	(0.38)	(0.34)	(0.36)	(0.34)	(0.42)
Total distributions	(0.38)	(0.34)	(0.36)	(0.34)	(0.42)
Total increase (decrease) in net asset value	0.79	(0.45)	0.31	(0.53)	0.79
Net asset value, ending	$16.68	$15.89	$16.34	$16.03	$16.56
Total return (c)	7.44%	(0.68%)	4.19%	(1.19%)	7.83%
Ratios to average net assets: (d)
Net investment income	2.29%(b)	2.10%	2.17%	2.04%	2.61%
Total expenses	1.85%	1.93%	1.94%	1.92%	2.01%
Net expenses	1.81%	1.93%	1.94%	1.92%	2.01%
Portfolio turnover	155%	236%	214%	236%	210%
Net assets, ending (in thousands)	$80,683	$88,202	$107,401	$131,920	$176,600

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.001 per share and 0% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT INCOME FUND ANNUAL REPORT 35

CALVERT INCOME FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013	September 30, 2012
Net asset value, beginning	$15.91	$16.35	$16.04	$16.58	$15.79
Income from investment operations:
Net investment income	0.56(b)	0.55	0.57	0.56	0.64
Net realized and unrealized gain (loss)	0.80	(0.43)	0.31	(0.54)	0.79
Total from investment operations	1.36	0.12	0.88	0.02	1.43
Distributions from:
Net investment income	(0.57)	(0.56)	(0.57)	(0.56)	(0.64)
Total distributions	(0.57)	(0.56)	(0.57)	(0.56)	(0.64)
Total increase (decrease) in net asset value	0.79	(0.44)	0.31	(0.54)	0.79
Net asset value, ending	$16.70	$15.91	$16.35	$16.04	$16.58
Total return (c)	8.70%	0.69%	5.56%	0.09%	9.29%
Ratios to average net assets: (d)
Net investment income	3.47%(b)	3.36%	3.49%	3.38%	3.96%
Total expenses	0.65%	0.64%	0.62%	0.58%	0.66%
Net expenses	0.64%	0.64%	0.62%	0.58%	0.66%
Portfolio turnover	155%	236%	214%	236%	210%
Net assets, ending (in thousands)	$35,670	$32,492	$92,982	$96,281	$109,866

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.001 per share and 0% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

36 calvert.com CALVERT INCOME FUND ANNUAL REPORT

CALVERT INCOME FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS R SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013	September 30, 2012
Net asset value, beginning	$16.02	$16.47	$16.15	$16.67	$15.88
Income from investment operations:
Net investment income	0.43(b)	0.42	0.43	0.42	0.51
Net realized and unrealized gain (loss)	0.80	(0.45)	0.32	(0.52)	0.79
Total from investment operations	1.23	(0.03)	0.75	(0.10)	1.30
Distributions from:
Net investment income	(0.43)	(0.42)	(0.43)	(0.42)	(0.51)
Total distributions	(0.43)	(0.42)	(0.43)	(0.42)	(0.51)
Total increase (decrease) in net asset value	0.80	(0.45)	0.32	(0.52)	0.79
Net asset value, ending	$16.82	$16.02	$16.47	$16.15	$16.67
Total return (c)	7.80%	(0.20%)	4.70%	(0.64%)	8.37%
Ratios to average net assets: (d)
Net investment income	2.63%(b)	2.56%	2.63%	2.49%	3.14%
Total expenses	1.55%	1.94%	1.69%	1.67%	1.61%
Net expenses	1.47%	1.47%	1.47%	1.47%	1.47%
Portfolio turnover	155%	236%	214%	236%	210%
Net assets, ending (in thousands)	$4,493	$4,678	$5,411	$5,505	$8,283

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.001 per share and 0% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT INCOME FUND ANNUAL REPORT 37

CALVERT INCOME FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS Y SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013	September 30, 2012
Net asset value, beginning	$16.07	$16.52	$16.20	$16.74	$15.95
Income from investment operations:
Net investment income	0.55(b)	0.51	0.52	0.52	0.61
Net realized and unrealized gain (loss)	0.80	(0.44)	0.33	(0.54)	0.79
Total from investment operations	1.35	0.07	0.85	(0.02)	1.40
Distributions from:
Net investment income	(0.55)	(0.52)	(0.53)	(0.52)	(0.61)
Total distributions	(0.55)	(0.52)	(0.53)	(0.52)	(0.61)
Total increase (decrease) in net asset value	0.80	(0.45)	0.32	(0.54)	0.79
Net asset value, ending	$16.87	$16.07	$16.52	$16.20	$16.74
Total return (c)	8.54%	0.36%	5.28%	(0.14%)	8.97%
Ratios to average net assets: (d)
Net investment income	3.35%(b)	3.12%	3.21%	3.10%	3.70%
Total expenses	0.79%	0.91%	0.89%	0.86%	0.95%
Net expenses	0.76%	0.91%	0.89%	0.86%	0.95%
Portfolio turnover	155%	236%	214%	236%	210%
Net assets, ending (in thousands)	$78,434	$61,067	$70,426	$63,321	$85,521

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.001 per share and 0% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

38 calvert.com CALVERT INCOME FUND ANNUAL REPORT

PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED) 39

TRUSTEE AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 68	Trustee	1982	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	24	None
DOUGLAS E. FELDMAN, M.D. AGE: 68	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. (through 2014). A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	7	None
JOHN G. GUFFEY, JR. AGE: 68	Trustee	1982	Consultant and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	24	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 70	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	24	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
ANTHONY A. WILLIAMS AGE: 65	Trustee	2010	CEO and Executive Director of the Federal City Council (7/12 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (9/11 to present); Executive Director of Global Government Practice at the Corporate Executive Board (1/10 to 1/12)); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (6/09 to 1/10).	7
•
Freddie Mac
•
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
•
Weston Solutions, Inc. (environmental services)
•
Bipartisan Debt Reduction Task Force
•
Chesapeake Bay Foundation
•
Urban Institute (research organization)

40 calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES
D. WAYNE SILBY, Esq.* AGE: 67	Trustee & Chair	1982	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	24
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR * AGE: 55	Trustee & President	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	37
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

*    Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.  Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.
The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED) 41

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Treasurer of the Funds (since March 2015); Director, Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., and Calvert Investment Services, Inc. (since October 2015); Director, Executive Vice President, Chief Financial Officer - Elect, Chief Operating Officer and Treasurer of Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since October 2015); Director, Senior Vice President and Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (March 2015 - September 2015); and Senior Partner, KPMG LLP (2005 - 2015).

ROBERT D. BENSON, Esq. AGE: 37	Associate General Counsel, Assistant Vice President & Assistant Secretary	2014
Associate General Counsel (since September 2016), Assistant General Counsel (2014 - September 2016), Assistant Vice President and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since 2014); and Staff Attorney, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (2008 - 2014).

HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer of the Funds (since November 2014); Vice President and Chief Compliance Officer, Wilmington Funds (December 2012 - November 2014); and Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (September 2010 - December 2012).

THOMAS DAILEY AGE:51	Vice President	2012	Vice President of the Funds (since 2012); and Vice President (since January 2005) and Portfolio Manager - Tax Exempt, Calvert Investment Management, Inc. (since 1995).
STU DALHEIM AGE: 46	Vice President	2015	Vice President of the Funds (since 2015); and Vice President - Governance and Advocacy of Calvert Investment Management, Inc. (since October 2011).
BRIAN ELLIS, CFA AGE: 32	Vice President	2016
Vice President of the Funds (since February 2016); Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (since May 2012); and Business Analyst (2009 - May 2012), Calvert Investment Management, Inc.

ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014
Assistant Treasurer of the Funds (since 2014); Vice President, Corporate Finance, and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (since 2007); Acting Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (September 2014 - March 2015).

PATRICK FAUL, CFA AGE: 51	Vice President	2010	Vice President (since 2007) and Head of Credit Research, Calvert Investment Management, Inc. (since January 2010).
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004
Assistant Secretary of the Funds (since 2004); Director, Strategic Projects and Fund Operations, Calvert Investment Administrative Services, Inc. (since June 2016); and SEC Filing and Operations Manager, Calvert Investment Administrative Services, Inc. (2011 – 2016).

JADE HUANG AGE: 41	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2006 - November 2015).

VISHAL KHANDUJA, CFA AGE: 38	Vice President	2014
Vice President of the Funds (since 2014); Vice President and Head of Taxable Bond, Calvert Investment Management, Inc. (since May 2016); Vice President and Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (2012 - May 2016); Portfolio Manager - Global Rates and Currency Team, Columbia Management (2009 - 2012).

ERICA LASDON AGE: 45	Assistant Vice President, Research and Advocacy	2015
Assistant Vice President, Research and Advocacy of the Funds (since 2016) and Calvert Investment Management, Inc. (since August 2015); and Senior Sustainability Analyst and Manager, Calvert Investment Management, Inc. (2005 - August 2015).

JOSHUA LINDER, CFA AGE: 30	Vice President	2016
Vice President of the Funds (since 2016); Portfolio Manager, Equity, Calvert Investment Management, Inc. (since January 2016); Assistant Portfolio Manager, Calvert Investment Management, Inc. (January 2014 - October 2015); and Equity Analyst, Calvert Investment Management, Inc. (2011 - 2013).

CHRISTOPHER MADDEN AGE: 40	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2010 - November 2015).

42 calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
ANDREW K. NIEBLER, Esq. AGE: 48	Deputy General Counsel, Vice President & Secretary	2006 (TCF, CMS, CRIS, CSIF, CVS) 2008 (CVP) 2016 (CIF)
Deputy General Counsel, Vice President and Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since May 2016); Assistant Vice President, Associate General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (September 2009 - May 2016); and Assistant Vice President, Assistant General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (prior to September 2009).

MONIQUE S. PATTILLO, Esq. AGE: 34	Assistant General Counsel, Assistant Vice President & Assistant Secretary	2016
Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since September 2016); Adjunct Faculty, Howard Community College (since June 2015); Adjunct Assistant Professor, University of Maryland University College (since June 2016); Legal Counsel, T. Rowe Price Associates, Inc. (March 2014 - June 2015); and Assistant U.S. Counsel, Aberdeen Asset Management, Inc. (January 2011 - March 2014).

MARYBETH PILAT, CPA AGE: 48	Fund Controller and Assistant Treasurer	2015
Fund Controller and Assistant Treasurer of the Funds (since August 2015); Director, Anti-Money Laundering Officer and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since August 2015); Director of Fund Administration, Calvert Investment Administrative Services, Inc. (since August 2015); VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015); and Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

JOHN H. STREUR AGE: 56	President and Director (except CVS)	2015
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

calvert.com CALVERT INCOME FUND ANNUAL REPORT (UNAUDITED) 43

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CALVERT iNCOME FUND	CALVERT’S FAMILY OF FUNDS
To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Portfolio
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets Ex-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

Printed on recycled paper using soy inks.

Calvert Short Duration Income Fund

Annual Report September 30, 2016 E-Delivery Sign-Up — Details Inside

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4	President's Letter
6	Portfolio Management Discussion
9	Understanding Your Fund’s Expenses
10	Report of Independent Registered Public Accounting Firm
11	Schedule of Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statements of Changes in Net Assets
26	Notes to Financial Statements
34	Financial Highlights
38	Proxy Voting
38	Availability of Quarterly Portfolio Holdings
39	Trustee and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Fellow Shareowners and Friends,
Forty years ago, Calvert Investments was founded on the belief that investment capital, properly stewarded, could improve the world for its less powerful inhabitants and improve environmental sustainability, while producing reasonable investment returns. Calvert was one of the first investment advisers to introduce the responsible investment concept, and through many years of innovation and research (supported by you, our shareholders), we have developed this philosophy to now provide even greater shareholder engagement and impact.
Corporations throughout the world, big and small, have an ever increasing role in determining social and environmental outcomes for every living being, today and into the future. The power of corporations, garnered through global influence, human capital and financial strength, especially relative to our other institutions, has been steadily increasing for decades (http://www.calvert.com/perspective/research/calvert-serafeim-series-report).
Investors recognize the impact of corporations on society, and more and more are making investment decisions based on their assessments of a company’s effect on environmental and social outcomes. Companies able to operate their business in a perceived sustainable manner, promoting, environmental and social justice stand to benefit; while those corporate laggards, that fail to embrace these new responsibilities, will falter.
Reliable information is critical in ensuring that shareholders are able to make informed assessments regarding a corporation’s sustainability profile. Key performance metrics and data (a “sustainability information system”) that indicates how a company is performing regarding environmental and social impacts, is integral to making informed responsible investment decisions. Through partnerships with world class educational institutions and forward thinking business partners, Calvert is developing valuable research methodologies and metrics to assess the quality of data inputs and results, such that we are able to assess companies’ impacts. Are we completely there yet? No, but as data becomes more transparent and consistent, driven, in part by investor demands and regulatory authorities, we will get there, such that we and other market participants can make better informed investment and purchase decisions. For example, key data that measures “true” intrinsic and extrinsic product costs, including indirect environmental and social impacts could be relevant to investors when making corporate comparisons regarding risk and profitability, and also of great interest to consumers making product purchase decisions.
Calvert is participating in the Sustainability Accounting Standards Board Investment Advisory Group, which is working to move the disclosure of ESG metrics forward through corporate SEC filings (http://www.sasb.org/). Calvert is also working to map the United Nations Sustainable Development Goals to the SASB standards (http://www.calvert.com/perspective/social-impact/unsdg-faq), in order to better evaluate the progress of any public corporation on its path towards global sustainability.
Also, involved in this effort are millions of individuals and small organizations throughout the world who are adding to this mosaic of information through their local and specialized efforts and services. They often have access to pockets of information that are not publically available or disseminated, and thereby not available to the financial data service companies. Our myriad and long running engagements with NGOs and corporations provide critical insight to our analysts, driving the enhancement of our information infrastructure forward, as they research potential investments for your portfolios and design shareholder activist agendas.
ESG data about corporate behavior provides a useful baseline, but takes on additional meaning as the Calvert Principles for Responsible Investment guide our interpretation of the data, acting as our “responsibility compass” (http://www.calvert.com/approach/how-we-invest/the-calvert-principles). In addition to providing a context consistent with Calvert’s mission, our Principles lead us to areas where additional, fundamental research is needed to develop a real understanding of corporate impact on society and the environment. In our complex, globalized and rapidly evolving world, the Principles allow us to contextualize information, whereas a rules based system, or an exclusive reliance on data from companies may miss valuable situational and circumstantial inference, as evidenced in the issues surrounding Standing Rock and the role of the corporation, Energy Transfer Partners. The Standing Rock Sioux Nation is striving to halt construction of the Dakota Access Pipeline crossing their sacred land and threatening water contamination (see our resolution in support of the Standing Rock Sioux Nation, (http://www.calvert.com/perspective/climate-and-environment/calvert-releases-statement-in-support-of-standing-rock-sioux-nation).

4 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED)

The concerns surrounding social license and indigenous peoples’ rights are complex and do not lend themselves easily to objective quantification methods employed by the traditional financial data sources. That is why the fundamental overlay performed by the Calvert research analysts is so essential to our effective responsible investing process.
While effecting change through thoughtful ESG capital allocations is important, direct impact can be made through shareholder activism, or more specifically advocacy. Calvert’s shareholder advocacy process (28 resolutions last year) has been effective in influencing corporate behavior and provides another avenue for influencing valuable societal and environmental outcomes (http://www.calvert.com/perspective/social-impact/2016-proxy-season-brings-opportunity-to-accelerate-corporate-sustainability-progress).
Calvert’s voice reflects and respects diversity of thought and is often used to protect the interests of those most in need, and to look out for future generations. We thank you, our shareholders, friends and partners in this mission, for a good start. We promise that our work will never be done and the next forty years will reflect the increasing imperative to work vigorously to produce competitive returns for you and to use our power to forge a better today and future for our society. Often this requires Calvert to go where other investment firms have not, and to speak out and act when others do not.
Thank you, as always, for the incredible privilege to serve your needs through the Calvert Funds.
Respectfully,
John Streur
September 2016

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Vishal Khanduja, CFA Senior Vice President, Lead Portfolio Manager, Head of Fixed Income	Brian S. Ellis, CFA Portfolio Manager
Market Review
U.S. fixed income markets provided positive returns for the twelve month period ending September 30, 2016. Lower interest rates and tighter risk asset spreads helped produce solid total and excess returns for the U.S. fixed income markets. Bloomberg Barclays U.S. Aggregate Bond Index ended the period with a 5.19% total return. U.S. 10 year treasury yield ended the period 45 basis points lower at 1.6%.
During the fourth quarter of 2015, as widely expected, the FOMC raised the target range for the federal funds rate by 25bps to 25-50bps—nearly seven years to the date after moving to the zero lower bound.
After ending a challenging 2015 both Investment Grade and High Yield had a tumultuous first half of Q1 2016. Risk assets experienced continued volatility through their high correlation with commodity and currency markets, which remained highly volatile. Credit spreads reached post-crisis highs in many sectors, as oil prices reached new lows and uncertainty around the Chinese economy continued to dampen investors’ appetite for risk. After peaking in mid-February, however, spreads sharply recovered and continued to rally as financial conditions eased and U.S. fixed income markets experienced significant inflows.
Global financial markets experienced another significant jolt of volatility, although very short lived, on June 23, 2016 with an unexpected Brexit vote outcome. Risk markets quickly recovered and that started another wave of inflows into U.S. dollar fixed income markets. The significant recovery in the high-yield market continued, and the sector finished the quarter with the highest year-to-date return since 2009.
Investment Strategy and Technique
The Fund seeks to maximize income, to the extent consistent with preservation of capital, through investment in short-term bonds and income-producing securities.
The Fund uses a relative value strategy and typically invests at least 65% of its assets in investment-grade debt securities, including bonds issued by U.S. corporations, the U.S. government, and U.S. government-sponsored enterprises, while maintaining an average portfolio duration of 1-3 years.
In conjunction with financial analysis, Calvert's comprehensive responsible investment principles guide the investment research process and decision-making.
Fund Performance Relative to the Benchmark
For the year ended September 30, 2016, Calvert Short Duration Income Fund Class A (at NAV) returned 3.50%, outperforming the Bloomberg Barclays 1-5 Year U.S. Credit Index which returned 3.08%.
Outperformance for the period was primarily due to asset allocation decisions and security selection within investment grade corporates.
The Fund’s out of benchmark allocation to high yield corporates, ABS, non-agency CMBS and RMBS helped performance during the period.
During the period credit sectors outperformed U.S. Treasuries and Government related sectors. The underweight position in benchmark Government related sector helped performance but an out of benchmark allocation to U.S. Treasuries detracted from performance for the period.
The Fund maintained low interest rate duration throughout the period as we believed that the volatility associated with the low absolute return potential for higher duration assets was not attractive.
Within investment grade corporates an overweight to the communications subsector, and positive security selection within energy, financials and consumer related sectors boosted performance for the period.

6 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED)

CALVERT SHORT DURATION INCOME FUND
SEPTEMBER 30, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Common Stocks	0.1%
Corporate	55.0%
Financial Institutions	24.3%
Industrial	30.6%
Utility	0.1%
Government Related	0.4%
Agencies	0.4%
Securitized	34.8%
Asset-Backed Securities	18.4%
Commercial Mortgage-Backed Securities	13.9%
Mortgage-Backed Pass-Through	2.5%
Short-Term Investments	1.5%
Treasury	8.2%
Total	100%

* Does not reflect the value of securities held as cash collateral on securities loaned.

Positioning and Market Outlook
Divergent global monetary policies, volatility, and liquidity challenges will continue to strongly influence fixed income markets in the near future. The impact of divergence— opposing U.S. and global central bank policy directions—is likely to be reinforced as accumulating signs of strength in the U.S. economy increase the likelihood of another rate hike by the Federal Reserve (Fed) occurring before the end of 2016. The United States has seen continued strength in consumer spending and employment growth. Mounting signs of inflation, albeit modest, are further building the case for more tightening.
We expect record corporate credit issuance to continue because of low interest rates and investors’ ongoing search for yield in the persistent low-rate environment. We continue to see value in some areas in corporate credit, specifically in credits with deleveraging stories or with minimal incentives or capacity to re-lever, and BBB-rated issuers look relatively attractive. However, we maintain a cautious approach, especially as credit fundamentals have deteriorated further and risk premiums have compressed. Strong inflows and the global search for yield could continue to support valuations, though risk premiums are vulnerable to sudden changes to these technical factors, in our view.
We still favor non-benchmark securitized assets, including commercial mortgage-backed securities, asset-backed securities, and non-agency mortgage-backed securities because of their more attractive spreads and tendency to be less vulnerable than corporates to market volatility.

CALVERT SHORT DURATION INCOME FUND
SEPTEMBER 30, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/16	12 MONTHS ENDED 9/30/16
Class A	2.70%	3.50%
Class C	2.32%	2.67%
Class I	2.87%	3.91%
Class Y	2.83%	3.77%
Bloomberg Barclays 1-5 Year U.S. Credit Index	1.74%	3.08%
Lipper Short Investment Grade Debt Funds Average	1.42%	1.91%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 2.75% front-end sales charge or any deferred sales charge.

	30 DAYS ENDED
SEC YIELD	9/30/15	9/30/16
Class A	1.67%	1.60%
Class C	1.17%	0.85%
Class I	2.45%	1.95%
Class Y	2.19%	1.93%

These assets are tied to the U.S. economy, specifically to U.S. consumer and housing markets, a further positive in periods of high global economic uncertainty, volatility, and slow growth.

Vishal Khanduja, CFA	Brian S. Ellis, CFA
Calvert Investment Management, Inc.
September 2016

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED) 7

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 2.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT SHORT DURATION INCOME FUND
SEPTEMBER 30, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year #	10 Year
Class A (with max. load)	CSDAX	0.66%	2.46%	3.08%
Class C (with max. load)	CDICX	1.67%	1.78%	2.59%
Class I	CDSIX	3.91%	3.09%	3.87%
Class Y	CSDYX	3.77%	2.84%	3.61%
Bloomberg Barclays 1-5 Year U.S. Credit Index		3.08%	2.74%	4.08%
Lipper Short Investment Grade Debt Funds Average		1.91%	1.64%	2.50%

Calvert Short Duration Income Fund first offered Class Y shares on February 29, 2008. Performance prior to February 29, 2008 reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.
# The investment performance/return has been calculated in accordance with Generally Accepted Accounting Principles (GAAP) and includes certain adjustments. As a result of these adjustments, the investment return may be different than the shareholder received during the reporting period. See Note G - Other in Notes to Financial Statements.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 0.95%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

8 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED)

UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 to September 30, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/16	ENDING ACCOUNT VALUE 9/30/16	EXPENSES PAID DURING PERIOD* 4/1/16 - 9/30/16
Class A
Actual	0.88%	$1,000.00	$1,027.00	$4.46
Hypothetical (5% return per year before expenses)	0.88%	$1,000.00	$1,020.60	$4.45
Class C
Actual	1.64%	$1,000.00	$1,023.20	$8.30
Hypothetical (5% return per year before expenses)	1.64%	$1,000.00	$1,016.80	$8.27
Class I
Actual	0.52%	$1,000.00	$1,028.70	$2.64
Hypothetical (5% return per year before expenses)	0.52%	$1,000.00	$1,022.40	$2.63
Class Y
Actual	0.58%	$1,000.00	$1,028.30	$2.94
Hypothetical (5% return per year before expenses)	0.58%	$1,000.00	$1,022.10	$2.93

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED) 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of The Calvert Fund and Shareholders of Calvert Short Duration Income Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert Short Duration Income Fund (the “Fund”), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Short Duration Income Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 23, 2016

10 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT SHORT DURATION INCOME FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 24.3%

Asset-Backed - Automobile - 1.7%
American Credit Acceptance Receivables Trust, Series 2014-1, Class B, 2.39%, 11/12/19 (a)	317,136	317,267
Carfinance Capital Auto Trust, Series 2013-2A, Class B, 3.15%, 8/15/19 (a)	3,058,132	3,077,277
CPS Auto Receivables Trust, Class A:
Series 2013-A, 1.31%, 6/15/20 (a)	429,214	427,291
Series 2013-B, 1.82%, 9/15/20 (a)	1,022,611	1,024,243
Credit Acceptance Auto Loan Trust, Series 2015-1A, Class B, 2.61%, 1/17/23 (a)	2,500,000	2,514,340
DT Auto Owner Trust, Series 2015-1A, Class B, 1.88%, 4/15/19 (a)	2,000,364	2,001,725
Flagship Credit Auto Trust, Series 2015-3, Class A, 2.38%, 10/15/20 (a)	3,302,323	3,322,577
Skopos Auto Receivables Trust:
Series 2015-2A, Class A, 3.55%, 2/15/20 (a)	4,302,876	4,305,219
Series 2015-1A, Class A, 3.10%, 12/15/23 (a)	1,627,265	1,625,412
Series 2015-1A, Class B, 5.43%, 12/15/23 (a)	4,000,000	4,025,860
SNAAC Auto Receivables Trust, Series 2013-1A, Class C, 3.07%, 8/15/18 (a)	318,384	318,626
		22,959,837

Asset-Backed - Other - 21.0%
American Homes 4 Rent:
Series 2014-SFR1, Class B, 1.881%, 6/17/31 (a)(b)	2,000,000	1,989,586
Series 2014-SFR1, Class C, 2.281%, 6/17/31 (a)(b)	2,000,000	1,994,941
Series 2014-SFR1, Class D, 2.631%, 6/17/31 (a)(b)	2,920,000	2,922,239
Series 2014-SFR2, Class A, 3.786%, 10/17/36 (a)	145,126	156,832
AVANT Loans Funding Trust, Series 2016-A, Class A, 4.11%, 5/15/19 (a)	1,607,085	1,614,330
Blue Elephant Loan Trust, Series 2015-1, Class A, 3.12%, 12/15/22 (a)	725,369	725,229
BXG Receivables Note Trust, Series 2015-A, Class A, 2.88%, 5/2/30 (a)	3,376,168	3,407,087
CAM Mortgage LLC, Series 2015-1, Class M, 4.75%, 7/15/64 (a)(b)	7,500,000	7,376,797
Capital Automotive REIT, Series 2010-1A, Class A, 5.73%, 12/15/38 (a)	5,468,425	5,559,873
Citi Held For Asset Issuance:
Series 2015-PM1, Class A, 1.85%, 12/15/21 (a)	2,826,089	2,823,617
Series 2015-PM2, Class A, 2.35%, 3/15/22 (a)	4,850,452	4,849,121
Series 2015-PM3, Class B, 4.31%, 5/16/22 (a)	2,000,000	2,003,616
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2, 4.474%, 3/20/43 (a)	13,337,010	13,372,908
Colony American Homes, Series 2014-2A, Class B, 1.896%, 7/17/31 (a)(b)	6,750,000	6,712,790
Conn Funding II LP, Series 2016-B, Class A, 3.73%, 10/15/18 (a)	13,000,000	12,999,414
Conn's Receivables Funding LLC, Class A:
Series 2016-A, 4.68%, 4/16/18 (a)	3,545,941	3,554,679
Series 2015-A, 4.565%, 9/15/20 (a)	2,744,618	2,748,262
Consumer Credit Origination Loan Trust, Series 2015-1, Class A, 2.82%, 3/15/21 (a)	1,175,772	1,177,569
DB Master Finance LLC, Series 2015-1A, Class A2I, 3.262%, 2/20/45 (a)	7,880,000	7,920,976
Driven Brands Funding LLC, Series 2015-1A, Class A2, 5.216%, 7/20/45 (a)	6,153,500	6,039,802
Eagle I Ltd., Series 2014-1A, Class A1, 2.57%, 12/15/39 (a)	4,781,250	4,725,969
Element Rail Leasing I LLC, Series 2014-1A, Class A1, 2.299%, 4/19/44 (a)	4,466,914	4,378,755

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 11

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
FRS I LLC, Series 2013-1A:
Class A1, 1.80%, 4/15/43 (a)	2,204,799	2,162,188
Class A2, 3.08%, 4/15/43 (a)	6,750,683	6,656,345
Class B, 3.96%, 4/15/43 (a)	5,980,778	5,946,562
GCAT LLC, Series 2015-1, Class A1, 3.625%, 5/26/20 (a)(b)	7,171,238	7,182,262
GLC II Trust, Series 2014-A, Class A, 4.00%, 12/18/20 (a)	1,127,884	1,116,605
GLC Trust, Series 2014-A, Class A, 3.00%, 7/15/21 (a)	2,563,579	2,548,967
Invitation Homes Trust:
Series 2013-SFR1, Class B, 1.896%, 12/17/30 (a)(b)	1,200,000	1,197,522
Series 2014-SFR1, Class A, 1.531%, 6/17/31 (a)(b)	4,881,469	4,868,431
Series 2014-SFR1, Class B, 2.031%, 6/17/31 (a)(b)	10,000,000	10,009,820
Series 2014-SFR1, Class C, 2.631%, 6/17/31 (a)(b)	15,000,000	15,059,856
Series 2014-SFR1, Class D, 3.131%, 6/17/31 (a)(b)	3,995,000	4,045,891
Series 2014-SFR2, Class B, 2.131%, 9/17/31 (a)(b)	4,000,000	4,005,486
Series 2015-SFR2, Class C, 2.527%, 6/17/32 (a)(b)	2,500,000	2,504,517
Series 2015-SFR2, Class D, 2.827%, 6/17/32 (a)(b)	2,000,000	2,010,733
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)	7,454,745	7,461,085
Series 2014-1A, Class B, 3.24%, 6/18/24 (a)	1,500,000	1,510,600
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)	17,880,558	17,920,310
Series 2015-2A, Class A, 2.57%, 7/18/25 (a)	4,400,000	4,415,598
Series 2015-1A, Class A, 3.19%, 3/18/26 (a)	7,000,000	7,071,304
Progress Residential Trust, Series 2015-SFR2, Class D, 3.684%, 6/12/32 (a)	1,221,000	1,236,517
RenewFund Receivables Trust, Series 2015-1, Class A, 3.51%, 4/15/25 (a)	3,647,077	3,629,994
RMAT LLC, Class A1:
Series 2015-1, 4.09%, 7/27/20 (a)(b)	4,965,116	4,940,197
Series 2015-NPL1, 3.75%, 5/25/55 (a)(b)	2,120,380	2,098,754
SBA Tower Trust, Series 2014-1A, Class C, 2.898%, 10/15/44 (a)	7,000,000	7,098,372
Selene Non-Performing Loans LLC, Series 2014-1A, Class A, 2.981%, 5/25/54 (a)(b)	1,027,697	1,022,857
Sierra Timeshare Receivables Funding LLC:
Series 2013-2A, Class B, 2.92%, 11/20/25 (a)	539,800	540,557
Series 2011-3A, Class B, 4.36%, 7/20/28 (a)	209,588	210,187
Series 2012-1A, Class A, 2.84%, 11/20/28 (a)	880,804	882,670
Series 2012-1A, Class B, 3.58%, 11/20/28 (a)	1,783,907	1,788,976
Series 2012-3A, Class A, 1.87%, 8/20/29 (a)	1,410,809	1,401,492
Series 2013-1A, Class B, 2.39%, 11/20/29 (a)	422,050	421,021
Series 2014-1A, Class A, 2.07%, 3/20/30 (a)	1,040,880	1,035,553
Series 2014-1A, Class B, 2.42%, 3/20/30 (a)	1,040,880	1,036,167
Series 2013-3A, Class B, 2.70%, 10/20/30 (a)	37,847	37,980
Series 2014-3A, Class B, 2.80%, 10/20/31 (a)	1,449,643	1,456,691
Series 2015-2A, Class B, 3.02%, 6/20/32 (a)	1,914,903	1,929,764
Series 2015-3A, Class B, 3.08%, 9/20/32 (a)	2,443,292	2,467,770
Silver Bay Realty Trust, Series 2014-1, Class C, 2.581%, 9/17/31 (a)(b)	6,500,000	6,496,244
Silverleaf Finance XVIII LLC, Series 2014-A, Class A, 2.81%, 1/15/27 (a)	2,495,755	2,472,589
Springleaf Funding Trust, Class A:
Series 2014-AA, 2.41%, 12/15/22 (a)	2,561,960	2,565,235
Series 2015-AA, 3.16%, 11/15/24 (a)	10,000,000	10,124,927
STORE Master Funding LLC, Series 2013-1A, Class A1, 4.16%, 3/20/43 (a)	4,713,175	4,668,747
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-MN1A, Class A2, 0.645%, 1/25/37 (a)(b)	990,278	978,605

12 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
TAL Advantage V LLC, Series 2014-2A, Class A1, 1.70%, 5/20/39 (a)	2,831,047	2,798,240
VOLT XXV LLC, Series 2015 NPL8, Class A1, 3.50%, 6/26/45 (a)(b)	7,224,936	7,226,678
VOLT XXXVIII LLC, Series 2015-NP12, Class A1, 3.875%, 9/25/45 (a)(b)	2,580,927	2,590,864
Wendys Funding LLC, Series 2015-1A, Class A2I, 3.371%, 6/15/45 (a)	8,712,000	8,750,455
		288,656,577

Asset-Backed - Student Loan - 1.6%
Commonbond Student Loan Trust, Series 2015-A, Class A, 3.20%, 6/25/32 (a)	3,037,575	3,055,426
SLM Private Credit Student Loan Trust, Series 2005-B, Class B, 1.25%, 6/15/39 (b)	6,519,334	5,832,902
SoFi Professional Loan Program LLC:
Series 2014-B, Class A2, 2.55%, 8/27/29 (a)	1,624,432	1,648,416
Series 2015-A, Class A2, 2.42%, 3/25/30 (a)	1,823,069	1,845,674
Series 2014-B, Class A1, 1.775%, 8/25/32 (a)(b)	3,573,708	3,608,067
Series 2015-B, Class B, 3.52%, 3/25/36 (a)	6,000,000	6,134,403
		22,124,888

Total Asset-Backed Securities (Cost $333,873,641)		333,741,302

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 2.5%
Bellemeade Re Ltd., Series 2015-1A, Class M2, 4.825%, 7/25/25 (a)(b)	5,200,000	5,217,846
Fannie Mae Connecticut Avenue Securities, Class 2M1:
Series 2016-C03, 2.725%, 10/25/28 (b)	3,831,886	3,885,246
Series 2016-C05, 1.875%, 1/25/29 (b)	3,115,428	3,128,396
Freddie Mac Structured Agency Credit Risk Debt Notes:
Series 2015-HQA2, Class M2, 3.325%, 5/25/28 (b)	11,000,000	11,363,405
Series 2016-HQA1, Class M2, 3.275%, 9/25/28 (b)	6,500,000	6,704,573
Series 2016-HQA2, Class M2, 2.775%, 11/25/28 (b)	3,500,000	3,588,710

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $33,192,665)		33,888,176

COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.4%
BBCMS Trust, Series 2015-RRI, Class C, 2.574%, 5/15/32 (a)(b)	3,000,000	2,964,247
BLCP Hotel Trust, Series 2014-CLRN, Class D, 3.024%, 8/15/29 (a)(b)	3,600,000	3,541,263
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class B, 2.374%, 12/15/27 (a)(b)	6,000,000	5,980,278
CGBAM Commercial Mortgage Trust, Series 2014-HD:
Class B, 1.724%, 2/15/31 (a)(b)	2,000,000	1,989,326
Class C, 2.124%, 2/15/31 (a)(b)	2,750,000	2,684,952
Colony Multifamily Mortgage Trust, Series 2014-1, Class A, 2.543%, 4/20/50 (a)	3,460,066	3,450,549
COMM Mortgage Trust:
Series 2013-THL, Class B, 2.117%, 6/8/30 (a)(b)	15,000,000	14,911,902
Series 2014-SAVA, Class D, 3.625%, 6/15/34 (a)(b)	4,200,000	4,161,569
Credit Suisse Mortgage Capital Trust:
Series 2015-TOWN, Class A, 1.774%, 3/15/17 (a)(b)	3,000,000	2,998,678
Series 2015-DEAL, Class B, 2.374%, 4/15/29 (a)(b)	10,000,000	9,920,151
EQTY INNS Mortgage Trust, Series 2014-INNS:
Class C, 2.117%, 5/8/31 (a)(b)	4,500,000	4,397,919
Class D, 2.867%, 5/8/31 (a)(b)	7,269,000	7,118,614

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 13

	PRINCIPAL AMOUNT ($)	VALUE ($)
COMMERCIAL MORTGAGE-BACKED SECURITIES - CONT’D
GS Mortgage Securities Corp Trust, Series 2014-NEW, Class B, 3.79%, 1/10/31 (a)	3,500,000	3,616,162
Hilton USA Trust:
Series 2013-HLF, Class BFL, 2.023%, 11/5/30 (a)(b)	6,347,001	6,346,998
Series 2013-HLF Class DFL, 3.273%, 11/5/30 (a)(b)	6,347,001	6,346,994
Series 2013-HLT Class CFX, 3.714%, 11/5/30 (a)	1,600,000	1,600,354
Series 2013-HLT Class EFX, 5.609%, 11/5/30 (a)(b)	6,500,000	6,510,033
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2014-DSTY, Class D, 3.771%, 6/10/27 (a)	4,200,000	4,305,019
Series 2014-DSTY, Class C, 3.931%, 6/10/27 (a)(b)	3,000,000	3,018,358
Series 2014-INN, Class E, 4.124%, 6/15/29 (a)(b)	7,300,000	7,154,692
Morgan Stanley Capital I Trust, Series 2014-CPT, Class E, 3.56%, 7/13/29 (a)(b)	1,500,000	1,514,936
Motel 6 Trust, Series 2015-MTL6:
Class C, 3.644%, 2/5/30 (a)	4,000,000	3,996,834
Class E, 5.279%, 2/5/30 (a)	6,200,000	6,214,578
ORES NPL LLC, Series 2014-LV3, Class A, 3.00%, 3/27/24 (a)	254,286	254,286

Total Commercial Mortgage-Backed Securities (Cost $115,678,876)		114,998,692

CORPORATE BONDS - 52.9%

Basic Materials - 0.2%
Air Liquide Finance SA, 1.75%, 9/27/21 (a)	2,000,000	1,992,612

Communications - 5.6%
AT&T, Inc.:
3.80%, 3/15/22	4,000,000	4,284,356
3.60%, 2/17/23	6,000,000	6,324,564
Cisco Systems, Inc.:
2.125%, 3/1/19	2,000,000	2,039,122
2.45%, 6/15/20	2,000,000	2,070,866
2.20%, 2/28/21	2,700,000	2,762,589
1.85%, 9/20/21	2,000,000	2,012,004
Clearwire Communications LLC / Clearwire Finance, Inc., 14.75%, 12/1/16 (a)	4,400,000	4,482,500
Comcast Corp., 2.75%, 3/1/23	3,000,000	3,108,573
Crown Castle Towers LLC, 3.222%, 5/15/22 (a)	1,900,000	1,958,900
eBay, Inc., 1.35%, 7/15/17	3,500,000	3,504,186
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (a)	2,000,000	2,028,864
Qwest Corp., 6.50%, 6/1/17	5,894,000	6,070,814
Sprint Communications, Inc.:
6.00%, 12/1/16	9,900,000	9,949,500
9.00%, 11/15/18 (a)	3,750,000	4,139,062
Telefonica Emisiones SAU, 3.192%, 4/27/18	3,000,000	3,070,800
Time Warner Cable, Inc.:
6.75%, 7/1/18	3,000,000	3,259,683
8.75%, 2/14/19	1,500,000	1,729,889
Time Warner, Inc., 3.55%, 6/1/24	1,500,000	1,593,564

14 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Verizon Communications, Inc.:
1.375%, 8/15/19 (c)	3,000,000	2,985,534
2.45%, 11/1/22	2,330,000	2,366,348
3.50%, 11/1/24	6,000,000	6,400,038
		76,141,756

Consumer, Cyclical - 7.8%
American Airlines Pass-Through Trust:
7.00%, 1/31/18 (a)	3,526,988	3,685,702
5.60%, 7/15/20 (a)	9,202,816	9,628,447
5.25%, 1/15/24	4,166,617	4,369,739
CVS Health Corp.:
2.80%, 7/20/20	2,000,000	2,072,108
3.50%, 7/20/22	5,000,000	5,351,945
CVS Pass-Through Trust, 6.036%, 12/10/28	1,628,716	1,889,397
Delta Air Lines Pass-Through Trust, 6.20%, 7/2/18	2,282,251	2,424,892
Ford Motor Credit Co. LLC:
6.625%, 8/15/17	4,978,000	5,195,180
2.145%, 1/9/18	9,350,000	9,398,723
2.551%, 10/5/18	3,000,000	3,044,001
2.241%, 1/8/19 (b)	9,000,000	9,150,210
1.698%, 11/4/19 (b)	4,700,000	4,719,449
3.336%, 3/18/21	9,950,000	10,258,281
Johnson Controls, Inc., 4.25%, 3/1/21	2,000,000	2,149,758
Latam Airlines Pass-Through Trust A, 4.20%, 8/15/29	4,062,570	3,971,162
Newell Rubbermaid, Inc.:
2.60%, 3/29/19	5,000,000	5,112,200
3.15%, 4/1/21	5,000,000	5,209,315
Virgin Australia Trust:
6.00%, 10/23/20 (a)	4,471,362	4,538,432
5.00%, 10/23/23 (a)	3,526,463	3,658,706
Walgreens Boots Alliance, Inc.:
1.75%, 5/30/18	1,000,000	1,005,476
2.70%, 11/18/19	3,000,000	3,091,446
2.60%, 6/1/21	3,000,000	3,070,107
3.30%, 11/18/21	2,000,000	2,114,962
WestJet Airlines Ltd., 3.50%, 6/16/21 (a)	2,000,000	2,049,572
		107,159,210

Consumer, Non-cyclical - 5.1%
Actavis Funding SCS, 2.35%, 3/12/18	2,963,000	2,993,551
Amgen, Inc.:
2.125%, 5/1/20	3,000,000	3,045,630
2.70%, 5/1/22	1,000,000	1,031,646
AstraZeneca plc, 2.375%, 11/16/20	5,000,000	5,141,990
Becton Dickinson and Co., 1.75%, 11/8/16	2,000,000	2,001,336
ConAgra Foods, Inc., 1.90%, 1/25/18	2,000,000	2,011,728
Dr Pepper Snapple Group, Inc., 2.60%, 1/15/19	3,000,000	3,075,822
Express Scripts Holding Co., 3.00%, 7/15/23	1,000,000	1,015,692
Grupo Bimbo SAB de CV, 4.50%, 1/25/22 (a)	5,000,000	5,361,010

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 15

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Harland Clarke Holdings Corp., 9.75%, 8/1/18 (a)	4,420,000	4,541,550
Kraft Heinz Foods Co., 2.80%, 7/2/20	5,000,000	5,181,630
Kroger Co., 1.50%, 9/30/19	2,000,000	1,996,644
Kroger Co. (The), 2.95%, 11/1/21	3,000,000	3,127,707
Land O'Lakes, Inc., 6.00%, 11/15/22 (a)	2,015,000	2,234,635
Life Technologies Corp., 6.00%, 3/1/20	3,200,000	3,578,301
Mead Johnson Nutrition Co., 3.00%, 11/15/20	2,000,000	2,083,026
Merck & Co., Inc., 2.35%, 2/10/22	4,500,000	4,630,099
Perrigo Finance Unlimited Co., 3.50%, 3/15/21	4,000,000	4,137,040
Shire Acquisitions Investments Ireland DAC:
1.90%, 9/23/19	3,000,000	2,998,461
2.40%, 9/23/21	3,775,000	3,779,753
SUPERVALU, Inc., 6.75%, 6/1/21	882,000	824,670
Zoetis, Inc., 1.875%, 2/1/18	5,400,000	5,417,032
		70,208,953

Energy - 2.0%
Enterprise Products Operating LLC:
6.30%, 9/15/17	3,925,000	4,101,350
7.034%, 1/15/18 floating rate thereafter to 1/15/68 (b)	8,780,000	9,278,616
National Oilwell Varco, Inc., 1.35%, 12/1/17	1,000,000	995,791
Sabine Pass LNG LP, 7.50%, 11/30/16 (a)	7,000,000	7,052,500
Williams Partners LP, 3.60%, 3/15/22	6,500,000	6,612,905
		28,041,162

Financial - 25.0%
Air Lease Corp., 2.125%, 1/15/18	11,104,000	11,159,520
Ally Financial, Inc.:
2.75%, 1/30/17	2,700,000	2,705,062
6.25%, 12/1/17	3,025,000	3,146,000
American Tower Corp., 2.80%, 6/1/20	2,000,000	2,051,558
Bank of America Corp.:
5.70%, 5/2/17	5,000,000	5,117,175
6.40%, 8/28/17	9,755,000	10,177,684
2.625%, 4/19/21	15,900,000	16,152,985
3.875%, 8/1/25	4,000,000	4,273,268
Bank of America NA:
5.30%, 3/15/17	28,000,000	28,489,468
1.15%, 6/15/17 (b)	7,287,000	7,283,648
Canadian Imperial Bank of Commerce, 1.60%, 9/6/19	2,000,000	2,000,014
Capital One Bank:
1.20%, 2/13/17	4,000,000	3,997,208
2.25%, 2/13/19	3,000,000	3,038,892
Capital One Financial Corp., 6.75%, 9/15/17	6,655,000	6,971,073
Capital One NA:
1.50%, 9/5/17	5,000,000	4,997,130
2.35%, 8/17/18	4,400,000	4,453,548
2.25%, 9/13/21	2,000,000	1,999,242

16 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
CIT Group, Inc.:
5.00%, 5/15/17	2,500,000	2,546,875
4.25%, 8/15/17	10,225,000	10,416,719
5.25%, 3/15/18	5,100,000	5,316,750
Citigroup, Inc.:
1.70%, 4/27/18	28,555,000	28,585,954
2.65%, 10/26/20	7,980,000	8,151,474
2.70%, 3/30/21	7,000,000	7,151,921
Commonwealth Bank of Australia, 2.00%, 9/6/21 (a)(c)	3,000,000	2,995,878
Credit Acceptance Corp., 6.125%, 2/15/21	3,250,000	3,266,250
Crown Castle International Corp., 3.40%, 2/15/21	4,000,000	4,186,176
DDR Corp., 4.75%, 4/15/18	9,265,000	9,618,747
Discover Bank:
2.60%, 11/13/18	1,000,000	1,015,006
8.70%, 11/18/19	2,107,000	2,430,627
3.10%, 6/4/20	1,000,000	1,028,741
Doric Nimrod Air Alpha Ltd. Pass-Through Trust, 6.125%, 11/30/19 (a)	1,908,277	1,991,764
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, 5.125%, 11/30/22 (a)	1,095,022	1,145,821
ERP Operating LP, 2.375%, 7/1/19	2,000,000	2,040,870
First Horizon National Corp., 3.50%, 12/15/20	2,000,000	2,041,306
GE Capital International Funding Co., 2.342%, 11/15/20	3,264,000	3,352,418
General Electric Co. / LJ VP Holdings LLC, 3.80%, 6/18/19 (a)	5,000,000	5,329,980
Huntington National Bank (The), 2.20%, 11/6/18	2,225,000	2,252,784
iStar, Inc., 4.00%, 11/1/17	4,000,000	4,010,000
KeyCorp., 2.90%, 9/15/20	5,000,000	5,190,650
MetLife, Inc., 1.756%, 12/15/17	7,245,000	7,273,038
Metropolitan Life Global Funding I, 1.50%, 1/10/18 (a)	8,000,000	8,021,960
Mitsubishi UFJ Financial Group, Inc., 2.19%, 9/13/21	3,000,000	2,992,164
Morgan Stanley:
6.25%, 8/28/17	8,200,000	8,540,784
2.375%, 7/23/19	4,700,000	4,781,719
2.80%, 6/16/20	5,000,000	5,129,340
National City Corp., 6.875%, 5/15/19	1,500,000	1,689,643
Regions Bank, 2.25%, 9/14/18	3,375,000	3,402,024
Regions Financial Corp., 3.20%, 2/8/21	4,500,000	4,678,015
Standard Chartered plc, 2.10%, 8/19/19 (a)	2,000,000	1,999,202
Sumitomo Mitsui Financial Group, Inc., 1.783%, 7/14/21 (b)(c)	2,000,000	2,006,638
Svenska Handelsbanken AB, 1.50%, 9/6/19	3,000,000	2,990,190
Synchrony Financial:
2.192%, 11/9/17 (b)	16,755,000	16,875,100
2.60%, 1/15/19	4,000,000	4,047,116
Toronto-Dominion Bank (The), 1.45%, 9/6/18	9,840,000	9,857,240
UDR, Inc., 3.70%, 10/1/20	2,000,000	2,107,412
Vornado Realty LP, 2.50%, 6/30/19	4,425,000	4,487,322
Wells Fargo & Co.:
2.175%, 3/4/21 (b)	5,000,000	5,091,800
2.50%, 3/4/21	7,200,000	7,304,983
2.10%, 7/26/21	6,000,000	5,979,444

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 17

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Westpac Banking Corp., 1.60%, 8/19/19	2,000,000	2,000,088
		343,335,408

Industrial - 2.8%
Cemex SAB de CV:
5.43%, 10/15/18 (a)(b)	4,000,000	4,160,000
6.50%, 12/10/19 (a)	750,000	795,000
Masco Corp., 3.50%, 4/1/21	3,000,000	3,105,000
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 2/1/22 (a)	2,500,000	2,599,805
Pentair Finance SA, 2.90%, 9/15/18	5,000,000	5,070,020
SBA Tower Trust:
2.24%, 4/16/18 (a)	12,000,000	12,036,685
2.933%, 12/15/42 (a)	4,500,000	4,524,990
SMBC Aviation Capital Finance DAC, 2.65%, 7/15/21 (a)	3,160,000	3,164,336
Thermo Fisher Scientific, Inc.:
1.30%, 2/1/17	2,000,000	2,004,086
2.40%, 2/1/19	1,000,000	1,016,667
		38,476,589

Technology - 4.3%
Apple, Inc.:
2.25%, 2/23/21	4,000,000	4,103,196
2.85%, 2/23/23	6,500,000	6,842,622
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 4.42%, 6/15/21 (a)	8,250,000	8,622,240
Hewlett Packard Enterprise Co., 2.45%, 10/5/17 (a)	13,443,000	13,550,678
Intel Corp.:
2.45%, 7/29/20	2,000,000	2,069,450
3.10%, 7/29/22	2,000,000	2,136,180
Microsoft Corp.:
1.10%, 8/8/19	3,000,000	2,990,433
2.375%, 2/12/22	3,000,000	3,087,639
2.65%, 11/3/22	2,000,000	2,084,802
Oracle Corp.:
2.25%, 10/8/19	2,000,000	2,049,440
2.80%, 7/8/21	2,000,000	2,089,170
1.90%, 9/15/21	5,000,000	5,012,685
2.50%, 5/15/22	3,000,000	3,079,449
2.40%, 9/15/23	1,560,000	1,572,511
		59,290,495

Utilities - 0.1%
Consolidated Edison, Inc., 2.00%, 5/15/21	1,000,000	1,009,822

Total Corporate Bonds (Cost $714,003,518)		725,656,007

18 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
FLOATING RATE LOANS (d) - 1.4%

Consumer, Cyclical - 1.3%
Albertson's LLC, 4.50%, 8/25/21 (b)	6,733,125	6,770,157
BJ's Wholesale Club, Inc., 4.50%, 9/26/19 (b)	2,096,173	2,097,364
Kraton Polymers LLC, 6.00%, 1/6/22 (b)	8,400,000	8,453,810
		17,321,331

Consumer, Non-cyclical - 0.1%
SUPERVALU, Inc., 5.50%, 3/21/19 (b)	1,355,696	1,355,320

Financial - 0.0%
Alliance Mortgage Investments Term Loan, 12.61%, 6/1/10 *(b)(e)(f)(g)	385,345	4,354

Total Floating Rate Loans (Cost $18,193,407)		18,681,005

SOVEREIGN GOVERNMENT BONDS - 0.5%
Nacional Financiera SNC, 3.375%, 11/5/20 (a)	6,000,000	6,226,200

Total Sovereign Government Bonds (Cost $5,991,123)		6,226,200

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.0%
Fannie Mae:
3.50%, 3/1/22	73,677	77,656
5.00%, 4/25/34	20,891	21,620

Total U.S. Government Agency Mortgage-Backed Securities (Cost $97,914)		99,276

U.S. TREASURY OBLIGATIONS - 8.2%
United States Treasury Notes:
0.75%, 9/30/18	15,974,000	15,969,016
0.875%, 9/15/19	12,032,000	12,031,531
1.125%, 9/30/21	84,777,000	84,664,416

Total U.S. Treasury Obligations (Cost $112,735,727)		112,664,963

	SHARES	VALUE ($)
COMMON STOCKS - 0.1%

Wireless Telecommunication Services - 0.1%
NII Holdings, Inc. *(c)	209,202	696,643

Total Common Stocks (Cost $3,242,631)		696,643

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 19

	PRINCIPAL AMOUNT ($)	VALUE ($)
COMMERCIAL PAPER - 0.5%
Vodafone Group plc, 1.60%, 9/12/17	7,550,000	7,434,363

Total Commercial Paper (Cost $7,433,898)		7,434,363

TIME DEPOSIT - 0.9%
State Street Bank Time Deposit, 0.293%, 10/3/16	12,845,007	12,845,007

Total Time Deposit (Cost $12,845,007)		12,845,007

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.5%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.26%	6,878,512	6,878,512

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $6,878,512)		6,878,512

TOTAL INVESTMENTS (Cost $1,364,166,919) - 100.2%		1,373,810,146
Other assets and liabilities, net - (0.2%)		(2,159,210)
NET ASSETS - 100.0%		$1,371,650,936

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
2 Year U.S. Treasury Notes	330	12/16	$72,094,688	($5,704)
5 Year U.S. Treasury Notes	126	12/16	15,310,969	2,736
Total Long				($2,968)

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $582,641,969, which represents 42.5% of the net assets of the Fund as of September 30, 2016.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on September 30, 2016.
(c) Security, or portion of security, is on loan. Total value of securities on loan is $6,721,961 as of September 30, 2016.
(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2016. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Total market value of restricted securities amounts to $4,354, which represents 0.0% of the net assets of the Fund as of September 30, 2016.
(f) This security was valued under the direction of the Board of Trustees. Total market value of fair valued securities amounts to $4,354, which represents 0.0% of the net assets of the Fund as of September 30, 2016.

(g) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
See notes to financial statements.

20 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

Abbreviations:
LLC:	Limited Liability Corporation
LP:	Limited Partnership
Ltd.:	Limited
plc:	Public Limited Company
REIT:	Real Estate Investment Trust

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Alliance Mortgage Investments Term Loan, 12.61%, 6/1/10	5/26/05-6/13/07	385,345
See notes to financial statements.

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 21

CALVERT SHORT DURATION INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2016

ASSETS
Investments in securities, at value (Cost $1,364,166,919) - see accompanying schedule	$1,373,810,146
Cash collateral at broker	282,300
Receivable for securities sold	137,015,476
Receivable for shares sold	4,537,323
Interest receivable	6,215,740
Securities lending income receivable	4,444
Trustees' deferred compensation plan	1,270,089
Total assets	1,523,135,518

LIABILITIES
Payable for securities purchased	139,240,777
Payable upon return of securities loaned	6,878,512
Payable for shares redeemed	2,862,137
Payable for futures contracts variation margin	24,516
Payable to Calvert Investment Management, Inc.	380,678
Payable to Calvert Investment Distributors, Inc.	236,281
Payable to Calvert Investment Administrative Services, Inc.	130,684
Payable to Calvert Investment Services, Inc.	7,341
Payable for Trustees' fees and expenses	48,174
Trustees' deferred compensation plan	1,270,089
Accrued expenses and other liabilities	405,393
Total liabilities	151,484,582
NET ASSETS	$1,371,650,936

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 38,240,040 shares outstanding	$604,744,419
Class C: 8,108,153 shares outstanding	129,247,753
Class I: 15,975,280 shares outstanding	261,308,263
Class Y: 22,229,531 shares outstanding	371,279,416
Undistributed net investment income	90,424
Accumulated net realized gain (loss)	(4,659,598)
Net unrealized appreciation (depreciation)	9,640,259
NET ASSETS	$1,371,650,936

NET ASSET VALUE PER SHARE
Class A (based on net assets of $618,552,198)	$16.18
Class C (based on net assets of $130,664,621)	$16.12
Class I (based on net assets of $259,852,300)	$16.27
Class Y (based on net assets of $362,581,817)	$16.31
See notes to financial statements.

22 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT SHORT DURATION INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2016

NET INVESTMENT INCOME
Investment Income:
Interest income (net of foreign tax withheld of $1,638)	$41,600,607
Securities lending income	21,480
Other income (a)	16,533
Total investment income	41,638,620

Expenses:
Investment advisory fee	4,719,683
Administrative fees	2,385,239
Transfer agency fees and expenses:
Class A	826,459
Class C	167,147
Class I	7,670
Class Y	252,624
Distribution Plan expenses:
Class A	1,674,129
Class C	1,398,666
Trustees' fees and expenses	215,450
Accounting fees	298,679
Custodian fees	124,065
Professional fees	92,153
Registration fees	107,216
Reports to shareholders	145,959
Miscellaneous	48,855
Total expenses	12,463,994
Administrative fees waived	(392,887)
Net expenses	12,071,107
NET INVESTMENT INCOME	29,567,513

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	3,195,966
Futures	390,834
3,586,800

Change in unrealized appreciation (depreciation) on:
Investments	13,802,820
Futures	(133,295)
13,669,525

NET REALIZED AND UNREALIZED GAIN	17,256,325

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,823,838

(a) Other income represents a non-recurring refund for overbilling of prior years' custody out-of-pocket fees.
See notes to financial statements.

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 23

CALVERT SHORT DURATION INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$29,567,513	$30,576,912
Net realized gain (loss)	3,586,800	(6,948,723)
Net change in unrealized appreciation (depreciation)	13,669,525	(14,738,408)

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	46,823,838	8,889,781

Distributions to shareholders from:
Net investment income:
Class A shares	(13,722,306)	(14,449,474)
Class C shares	(1,836,678)	(1,809,563)
Class I shares	(5,855,383)	(6,339,171)
Class Y shares	(8,109,032)	(7,821,506)
Net realized gain:
Class A shares	—	(227,124)
Class C shares	—	(49,202)
Class I shares	—	(66,492)
Class Y shares	—	(104,070)
Total distributions	(29,523,399)	(30,866,602)

Capital share transactions:
Shares sold:
Class A shares	107,376,653	126,164,342
Class C shares	14,705,039	14,894,979
Class I shares	100,445,588	152,699,698
Class Y shares	128,724,627	125,821,047
Shares issued from merger (See Note F):
Class A shares	—	8,603,732
Class C shares	—	2,291,536
Class I shares	—	9,879,323
Reinvestment of distributions:
Class A shares	12,449,586	13,088,417
Class C shares	1,263,457	1,239,218
Class I shares	5,387,249	5,384,776
Class Y shares	6,615,698	6,043,453
Redemption fees:
Class A shares	—	3,596
Class C shares	—	697
Class I shares	—	79
Class Y shares	—	3,068
Shares redeemed:
Class A shares	(242,914,256)	(337,117,833)
Class C shares	(39,988,730)	(57,260,251)
Class I shares	(133,790,759)	(110,805,009)
Class Y shares	(128,204,676)	(176,696,517)
Total capital share transactions	(167,930,524)	(215,761,649)

TOTAL DECREASE IN NET ASSETS	(150,630,085)	(237,738,470)
See notes to financial statements.

24 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT SHORT DURATION INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS - CONT’D
NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Beginning of year	$1,522,281,021	$1,760,019,491
End of year (including undistributed net investment income of $90,424 and $90,789, respectively)	$1,371,650,936	$1,522,281,021

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	6,720,719	7,829,525
Class C shares	923,647	928,054
Class I shares	6,232,344	9,418,666
Class Y shares	7,967,053	7,741,225
Shares issued from merger (See Note F):
Class A shares	—	532,409
Class C shares	—	142,331
Class I shares	—	608,333
Reinvestment of distributions:
Class A shares	779,564	813,211
Class C shares	79,411	77,279
Class I shares	335,383	332,911
Class Y shares	410,689	372,482
Shares redeemed:
Class A shares	(15,203,222)	(20,907,801)
Class C shares	(2,513,973)	(3,567,057)
Class I shares	(8,338,082)	(6,837,642)
Class Y shares	(7,959,166)	(10,873,964)
Total capital share activity	(10,565,633)	(13,390,038)
See notes to financial statements.

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 25

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: The Calvert Fund (the “Trust”) was organized as a business trust under the laws of the state of Massachusetts by a Declaration of Trust filed on March 15, 1982, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates five (5) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Calvert Short Duration Income Fund (the “Fund”).
The Fund is non-diversified and invests in investment grade, U.S. dollar-denominated debt securities. The operations of each series of the Trust, including the Fund, are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund generally offers Class A, Class C, Class I, and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 2.75%. However, the front-end sales charge is waived for shareholders investing in Class A shares directly with the Fund in an account maintained by Calvert Investment Distributors, Inc. (“Distributor”) or without a specified broker-dealer or financial adviser (“Direct Account”). Class C shares are not available for purchase in Direct Accounts. For non-Direct Accounts, Class C shares are sold without a front-end sales charge, and with certain exceptions, will be charged a contingent deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1 million. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, and retirement plans, foundations, endowments and other consultant-driven business, that have entered into an agreement with the Fund’s Distributor to offer Class Y shares to their clients. Class Y shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Among other things, each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, sovereign government bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at September 30, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

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The following table summarizes the market value of the Fund's holdings as of September 30, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-Backed Securities	$—	$333,741,302	$—	$333,741,302
Collateralized Mortgage-Backed Obligations (Privately Originated)	—	33,888,176	—	33,888,176
Commercial Mortgage-Backed Securities	—	114,998,692	—	114,998,692
Corporate Bonds	—	725,656,007	—	725,656,007
Floating Rate Loans	—	18,676,651	4,354	18,681,005
Sovereign Government Bonds	—	6,226,200	—	6,226,200
U.S. Government Agency Mortgage-Backed Securities	—	99,276	—	99,276
U.S. Treasury Obligations	—	112,664,963	—	112,664,963
Common Stocks**	696,643	—	—	696,643
Commercial Paper	—	7,434,363	—	7,434,363
Time Deposit	—	12,845,007	—	12,845,007
Short Term Investment of Cash Collateral For Securities Loaned	6,878,512	—	—	6,878,512
TOTAL	$7,575,155	$1,366,230,637	$4,354^	$1,373,810,146
Futures Contracts***	($2,968)	$—	$—	($2,968)

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
*** The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
^ Level 3 securities represent 0.0% of net assets.
There were no transfers between levels during the year.
Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, futures contracts were used to

28 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at year end are presented in the Schedule of Investments.
At September 30, 2016, the Fund had the following derivatives, categorized by risk exposure:

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Interest Rate	Unrealized appreciation on futures contracts	$2,736*	Unrealized depreciation on futures contracts	($5,704)*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2016 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized appreciation (depreciation)
Interest Rate	Futures	$390,834	($133,295)

The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description			Average Number of Contracts*
Futures contracts long			679
Futures contracts short			(44)
*Averages are based on activity levels during the year ended September 30, 2016.
Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Schedule of Investments.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Notes to Schedule of Investments on page 20.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees, and prepayment fees.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.

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Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of the Fund's average daily net assets: 0.35% on the first $750 million, 0.325% on the next $750 million, 0.30% on the next $2 billion, and 0.275% over $3.5 billion.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2017. The contractual expense caps are 1.08%, 0.75%, and 0.95% for Class A, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, based on the Fund’s average daily net assets.
For the period October 1, 2015 to January 31, 2016, the administrative fee for Class A, C, and Y was 0.30% on the first $1.5 billion and 0.275% over $1.5 billion of the combined assets of all classes of the Fund. The administrative fee for Class I was 0.10%. CIAS and the Fund entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for all classes of the Fund commencing on February 1, 2016. CIAS voluntarily waived 0.18% (the amount of the administrative fee above 0.12%) for Class A, C and Y shares of the Fund for the period from December 1, 2015 through January 31, 2016. CIAS has also contractually agreed to waive 0.02% for Class I shares of the Fund (the difference between the previous administrative fee and the new 0.12% fee) from February 1, 2016 through January 31, 2018. During the year ended September 30, 2016, CIAS voluntarily waived $361,871.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.50% and 1.00% annually of the average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of 0.25% and 1.00% of the average daily net assets of Class A and C, respectively. Class I and Y shares do not have Distribution Plan expenses.
CID received $23,034 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2016.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $89,000 for the year ended September 30, 2016. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board Chair and Committee Chairs receive an additional $5,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the "Plan"). Obligations of the Plan will be paid solely out of the Fund’s assets. Trustees’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $712,472,268 and $842,059,523, respectively. U.S. government security purchases and sales were $1,264,058,935 and $1,244,408,950, respectively.
The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2016, such purchase transactions were $12,330,000 and sales transactions were $12,330,000.
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses will retain their

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character as either long-term or short-term. The Fund's use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

Capital Loss Carryforwards
NO EXPIRATION DATE
Short-term	($4,441,540)
Long-term	(194,264)
The tax character of dividends and distributions paid during the years ended September 30, 2016 and September 30, 2015 was as follows:

DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$29,523,399	$30,419,715
Long-term capital gains	—	446,887
Total	$29,523,399	$30,866,602
As of September 30, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$15,240,100
Unrealized (depreciation)	(5,623,635)
Net unrealized appreciation (depreciation)	$9,616,465

Undistributed ordinary income	$138,598
Capital loss carryforward	($4,635,804)
Other temporary differences	($48,174)

Federal income tax cost of investments	$1,364,193,681
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, section 1256 futures contracts, and deferred Trustees’ fees.
Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities.

Undistributed net investment income	($44,479)
Accumulated net realized gain (loss)	44,477
Paid-in capital	2
NOTE D — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms.

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The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
The total value of securities on loan was $6,721,961 as of September 30, 2016.
The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2016:

	Remaining Contractual Maturity of the Agreements as of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$707,283	$—	$—	$—	$707,283
Corporate Bonds	6,171,229	—	—	—	6,171,229
Total Borrowings	$6,878,512	$—	$—	$—	$6,878,512
Amount of recognized liabilities for securities lending transactions					$6,878,512
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2016.
For the year ended September 30, 2016, borrowing information by the Fund under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$55,784	1.38%	$20,416,896	December 2015
NOTE F — REORGANIZATION
On December 10, 2014, the Board of Trustees of The Calvert Funds approved the reorganization of the Calvert Government Fund (“Government”) into the Calvert Short Duration Income Fund (“Short Duration Income”). Shareholders approved the reorganization at a meeting on April 17, 2015 and the reorganization took place after the close of business on April 30, 2015.
The acquisition was accomplished by a tax-free exchange of the following shares:

Merged Portfolio	Shares	Acquiring Portfolio	Shares	Value
GOVERNMENT	1,271,487	SHORT DURATION INCOME	1,283,073	$20,774,591
For financial reporting purposes, assets received and shares issued by Short Duration Income were recorded at fair value; however, the cost basis of the investments received from Government were carried forward to align ongoing reporting of Short Duration Income’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The net assets and net unrealized appreciation (depreciation) immediately before the acquisitions were as follows:

Merged Portfolio	Net Assets	Unrealized Appreciation (Depreciation)	Acquiring Portfolio	Net Assets
GOVERNMENT	$20,774,591	($12,719)	SHORT DURATION INCOME	$1,596,139,010

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Assuming the acquisition had been completed on October 1, 2014, Short Duration Income’s results of operations for the year ended September 30, 2015 would have been as follows:

Net investment income	$30,697,889 (a)
Net realized and change in unrealized gain (loss) on investments	($21,483,030) (b)

Net increase (decrease) in assets from operations	$9,214,859
Because Short Duration Income and Government sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of Government that have been included in Short Duration Income’s Statement of Operations since April 30, 2015.
(a) $30,576,912 as reported, plus $120,977 from Government pre-merger.
(b) ($21,687,131) as reported, plus $204,101 gain from Government pre-merger.
NOTE G — REGULATORY MATTERS
On October 19, 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio securities was then being fair valued. The Advisor and the Board of Trustees subsequently determined it was appropriate to change the fair value prices at which that security and certain related securities had been carried from March 18, 2008 through October 18, 2011 (the “Relevant Period”). These fair value revisions had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the Relevant Period. Accordingly, in December 2011, pursuant to an agreement with the Board of Trustees, the Advisor contributed $10,161,859 to the Fund to compensate shareholders and the Fund for harm caused by the prior improper valuation of securities.
The Securities and Exchange Commission (“SEC”) subsequently found that, in distributing the $10,161,859 to Fund shareholders, the Advisor did not precisely calculate Fund and shareholder losses in accordance with the Calvert Funds’ NAV error correction procedures. On October 18, 2016, in acceptance of the Advisor’s settlement proposal, the SEC issued an administrative order requiring the Advisor to make further distributions to affected shareholders by October 13, 2017. The administrative order also censured the Advisor and required the Advisor to pay a $3.9 million penalty to the SEC.
NOTE H — OTHER MATTERS
On October 18, 2016, Calvert announced that it had determined that certain fees paid to third-party financial intermediaries were incorrectly allocated for payment by, and paid by, the Calvert Funds. Specifically, for periods prior to January 1, 2015, the Calvert Funds paid fees under certain intermediary agreements that were primarily for distribution-related services and therefore should have been paid by Calvert out of Calvert’s own assets or by the Funds under a Rule 12b-1 plan. The matter was self-reported to the SEC in 2016. Calvert is in the process of determining the economic impact of misallocated fees on the affected Funds and their shareholders, and intends to develop a plan to reimburse shareholders following that determination.
NOTE I — SUBSEQUENT EVENTS
On October 20, 2016, Calvert and Calvert’s indirect parent company, Ameritas Holding Company, entered into an Asset Purchase Agreement (the “Agreement”) with Eaton Vance Management (“Eaton Vance”), a newly-formed subsidiary of Eaton Vance, to operate as Calvert Research and Management (“New Calvert”), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business assets of Calvert (the “Transaction”). Completion of the Transaction is subject to the approval by the shareholders of Calvert Funds of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.
A proxy statement containing detailed information regarding several proposals was mailed to shareholders of record in November 2016. The shareholder meeting is expected to be held on or about December 16, 2016.
In preparing the financial statements as of September 30, 2016, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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CALVERT SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012
Net asset value, beginning	$15.96	$16.19	$16.28	$16.43	$16.06
Income from investment operations:
Net investment income	0.33(b)	0.29	0.31	0.30	0.35
Net realized and unrealized gain (loss)	0.22	(0.23)	(0.09)	(0.12)	0.65
Total from investment operations	0.55	0.06	0.22	0.18	1.00
Distributions from:
Net investment income	(0.33)	(0.29)	(0.31)	(0.32)	(0.38)
Net realized gain	—	—(c)	—	(0.01)	(0.25)
Total distributions	(0.33)	(0.29)	(0.31)	(0.33)	(0.63)
Total increase (decrease) in net asset value	0.22	(0.23)	(0.09)	(0.15)	0.37
Net asset value, ending	$16.18	$15.96	$16.19	$16.28	$16.43
Total return (d)	3.50%	0.39%	1.34%	1.12%	6.41%
Ratios to average net assets: (e)
Net investment income	2.05%(b)	1.79%	1.87%	1.84%	2.18%
Total expenses	0.97%	1.13%	1.14%	1.12%	1.22%
Net expenses	0.94%	1.08%	1.08%	1.08%	1.08%
Portfolio turnover	147%	206%	168%	166%	187%
Net assets, ending (in thousands)	$618,552	$733,415	$933,534	$1,145,473	$1,279,265

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0 per share and 0% of average net assets.
(c) Amount is less than $0.005 per share.
(d) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

34 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS C SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012
Net asset value, beginning	$15.91	$16.13	$16.21	$16.37	$15.99
Income from investment operations:
Net investment income	0.21(b)	0.17	0.19	0.19	0.22
Net realized and unrealized gain (loss)	0.21	(0.22)	(0.08)	(0.14)	0.66
Total from investment operations	0.42	(0.05)	0.11	0.05	0.88
Distributions from:
Net investment income	(0.21)	(0.17)	(0.19)	(0.20)	(0.25)
Net realized gain	—	—(c)	—	(0.01)	(0.25)
Total distributions	(0.21)	(0.17)	(0.19)	(0.21)	(0.50)
Total increase (decrease) in net asset value	0.21	(0.22)	(0.08)	(0.16)	0.38
Net asset value, ending	$16.12	$15.91	$16.13	$16.21	$16.37
Total return (d)	2.67%	(0.29%)	0.67%	0.34%	5.65%
Ratios to average net assets: (e)
Net investment income	1.30%(b)	1.05%	1.15%	1.14%	1.40%
Total expenses	1.72%	1.81%	1.80%	1.78%	1.86%
Net expenses	1.69%	1.81%	1.80%	1.78%	1.86%
Portfolio turnover	147%	206%	168%	166%	187%
Net assets, ending (in thousands)	$130,665	$152,994	$194,133	$228,366	$258,843

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0 per share and 0% of average net assets.
(c) Amount is less than $0.005 per share.
(d) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 35

CALVERT SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS I SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012
Net asset value, beginning	$16.05	$16.27	$16.35	$16.51	$16.12
Income from investment operations:
Net investment income	0.40(b)	0.38	0.40	0.39	0.44
Net realized and unrealized gain (loss)	0.22	(0.22)	(0.08)	(0.13)	0.66
Total from investment operations	0.62	0.16	0.32	0.26	1.10
Distributions from:
Net investment income	(0.40)	(0.38)	(0.40)	(0.41)	(0.46)
Net realized gain	—	—(c)	—	(0.01)	(0.25)
Total distributions	(0.40)	(0.38)	(0.40)	(0.42)	(0.71)
Total increase (decrease) in net asset value	0.22	(0.22)	(0.08)	(0.16)	0.39
Net asset value, ending	$16.27	$16.05	$16.27	$16.35	$16.51
Total return (d)	3.91%	1.02%	1.97%	1.64%	7.05%
Ratios to average net assets: (e)
Net investment income	2.47%(b)	2.37%	2.46%	2.44%	2.72%
Total expenses	0.53%	0.50%	0.48%	0.49%	0.55%
Net expenses	0.52%	0.50%	0.48%	0.49%	0.55%
Portfolio turnover	147%	206%	168%	166%	187%
Net assets, ending (in thousands)	$259,852	$284,839	$231,420	$157,557	$100,874

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0 per share and 0% of average net assets.
(c) Amount is less than $0.005 per share.
(d) Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

36 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT

CALVERT SHORT DURATION INCOME FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS Y SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012
Net asset value, beginning	$16.09	$16.32	$16.40	$16.56	$16.18
Income from investment operations:
Net investment income	0.38(b)	0.34	0.36	0.36	0.40
Net realized and unrealized gain (loss)	0.22	(0.24)	(0.08)	(0.13)	0.66
Total from investment operations	0.60	0.10	0.28	0.23	1.06
Distributions from:
Net investment income	(0.38)	(0.33)	(0.36)	(0.38)	(0.43)
Net realized gain	—	—(c)	—	(0.01)	(0.25)
Total distributions	(0.38)	(0.33)	(0.36)	(0.39)	(0.68)
Total increase (decrease) in net asset value	0.22	(0.23)	(0.08)	(0.16)	0.38
Net asset value, ending	$16.31	$16.09	$16.32	$16.40	$16.56
Total return (d)	3.77%	0.67%	1.70%	1.41%	6.77%
Ratios to average net assets: (e)
Net investment income	2.35%(b)	2.07%	2.17%	2.19%	2.48%
Total expenses	0.67%	0.80%	0.76%	0.73%	0.81%
Net expenses	0.64%	0.80%	0.76%	0.73%	0.81%
Portfolio turnover	147%	206%	168%	166%	187%
Net assets, ending (in thousands)	$362,582	$351,033	$400,932	$329,595	$304,223

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0 per share and 0% of average net assets.
(c) Amount is less than $0.005 per share.
(d) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT 37

PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

38 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED)

TRUSTEE AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 68	Trustee	1982	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	24	None
DOUGLAS E. FELDMAN, M.D. AGE: 68	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. (through 2014). A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	7	None
JOHN G. GUFFEY, JR. AGE: 68	Trustee	1982	Consultant and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	24	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 70	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	24	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
ANTHONY A. WILLIAMS AGE: 65	Trustee	2010	CEO and Executive Director of the Federal City Council (7/12 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (9/11 to present); Executive Director of Global Government Practice at the Corporate Executive Board (1/10 to 1/12)); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (6/09 to 1/10).	7
•
Freddie Mac
•
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
•
Weston Solutions, Inc. (environmental services)
•
Bipartisan Debt Reduction Task Force
•
Chesapeake Bay Foundation
•
Urban Institute (research organization)

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED) 39

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES
D. WAYNE SILBY, Esq.* AGE: 67	Trustee & Chair	1982	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	24
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR * AGE: 55	Trustee & President	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	37
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

*    Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.  Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.
The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

40 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Treasurer of the Funds (since March 2015); Director, Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., and Calvert Investment Services, Inc. (since October 2015); Director, Executive Vice President, Chief Financial Officer - Elect, Chief Operating Officer and Treasurer of Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since October 2015); Director, Senior Vice President and Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (March 2015 - September 2015); and Senior Partner, KPMG LLP (2005 - 2015).

ROBERT D. BENSON, Esq. AGE: 37	Associate General Counsel, Assistant Vice President & Assistant Secretary	2014
Associate General Counsel (since September 2016), Assistant General Counsel (2014 - September 2016), Assistant Vice President and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since 2014); and Staff Attorney, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (2008 - 2014).

HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer of the Funds (since November 2014); Vice President and Chief Compliance Officer, Wilmington Funds (December 2012 - November 2014); and Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (September 2010 - December 2012).

THOMAS DAILEY AGE:51	Vice President	2012	Vice President of the Funds (since 2012); and Vice President (since January 2005) and Portfolio Manager - Tax Exempt, Calvert Investment Management, Inc. (since 1995).
STU DALHEIM AGE: 46	Vice President	2015	Vice President of the Funds (since 2015); and Vice President - Governance and Advocacy of Calvert Investment Management, Inc. (since October 2011).
BRIAN ELLIS, CFA AGE: 32	Vice President	2016
Vice President of the Funds (since February 2016); Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (since May 2012); and Business Analyst (2009 - May 2012), Calvert Investment Management, Inc.

ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014
Assistant Treasurer of the Funds (since 2014); Vice President, Corporate Finance, and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (since 2007); Acting Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (September 2014 - March 2015).

PATRICK FAUL, CFA AGE: 51	Vice President	2010	Vice President (since 2007) and Head of Credit Research, Calvert Investment Management, Inc. (since January 2010).
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004
Assistant Secretary of the Funds (since 2004); Director, Strategic Projects and Fund Operations, Calvert Investment Administrative Services, Inc. (since June 2016); and SEC Filing and Operations Manager, Calvert Investment Administrative Services, Inc. (2011 – 2016).

JADE HUANG AGE: 41	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2006 - November 2015).

VISHAL KHANDUJA, CFA AGE: 38	Vice President	2014
Vice President of the Funds (since 2014); Vice President and Head of Taxable Bond, Calvert Investment Management, Inc. (since May 2016); Vice President and Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (2012 - May 2016); Portfolio Manager - Global Rates and Currency Team, Columbia Management (2009 - 2012).

ERICA LASDON AGE: 45	Assistant Vice President, Research and Advocacy	2015
Assistant Vice President, Research and Advocacy of the Funds (since 2016) and Calvert Investment Management, Inc. (since August 2015); and Senior Sustainability Analyst and Manager, Calvert Investment Management, Inc. (2005 - August 2015).

JOSHUA LINDER, CFA AGE: 30	Vice President	2016
Vice President of the Funds (since 2016); Portfolio Manager, Equity, Calvert Investment Management, Inc. (since January 2016); Assistant Portfolio Manager, Calvert Investment Management, Inc. (January 2014 - October 2015); and Equity Analyst, Calvert Investment Management, Inc. (2011 - 2013).

CHRISTOPHER MADDEN AGE: 40	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2010 - November 2015).

calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED) 41

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
ANDREW K. NIEBLER, Esq. AGE: 48	Deputy General Counsel, Vice President & Secretary	2006 (TCF, CMS, CRIS, CSIF, CVS) 2008 (CVP) 2016 (CIF)
Deputy General Counsel, Vice President and Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since May 2016); Assistant Vice President, Associate General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (September 2009 - May 2016); and Assistant Vice President, Assistant General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (prior to September 2009).

MONIQUE S. PATTILLO, Esq. AGE: 34	Assistant General Counsel, Assistant Vice President & Assistant Secretary	2016
Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since September 2016); Adjunct Faculty, Howard Community College (since June 2015); Adjunct Assistant Professor, University of Maryland University College (since June 2016); Legal Counsel, T. Rowe Price Associates, Inc. (March 2014 - June 2015); and Assistant U.S. Counsel, Aberdeen Asset Management, Inc. (January 2011 - March 2014).

MARYBETH PILAT, CPA AGE: 48	Fund Controller and Assistant Treasurer	2015
Fund Controller and Assistant Treasurer of the Funds (since August 2015); Director, Anti-Money Laundering Officer and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since August 2015); Director of Fund Administration, Calvert Investment Administrative Services, Inc. (since August 2015); VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015); and Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

JOHN H. STREUR AGE: 56	President and Director (except CVS)	2015
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

42 calvert.com CALVERT SHORT DURATION INCOME FUND ANNUAL REPORT (UNAUDITED)

CALVERT SHORT DURATION INCOME FUND	CALVERT’S FAMILY OF FUNDS
To Open an Account
800-368-2748
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Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Portfolio
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets Ex-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

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Calvert Long-Term Income Fund

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4	President's Letter
6	Portfolio Management Discussion
9	Understanding Your Fund's Expenses
10	Report of Independent Registered Public Accounting Firm
11	Schedule of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Notes to Financial Statements
29	Financial Highlights
31	Proxy Voting
31	Availability of Quarterly Portfolio Holdings
32	Trustee and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Fellow Shareowners and Friends,
Forty years ago, Calvert Investments was founded on the belief that investment capital, properly stewarded, could improve the world for its less powerful inhabitants and improve environmental sustainability, while producing reasonable investment returns. Calvert was one of the first investment advisers to introduce the responsible investment concept, and through many years of innovation and research (supported by you, our shareholders), we have developed this philosophy to now provide even greater shareholder engagement and impact.
Corporations throughout the world, big and small, have an ever increasing role in determining social and environmental outcomes for every living being, today and into the future. The power of corporations, garnered through global influence, human capital and financial strength, especially relative to our other institutions, has been steadily increasing for decades (http://www.calvert.com/perspective/research/calvert-serafeim-series-report).
Investors recognize the impact of corporations on society, and more and more are making investment decisions based on their assessments of a company’s effect on environmental and social outcomes. Companies able to operate their business in a perceived sustainable manner, promoting, environmental and social justice stand to benefit; while those corporate laggards, that fail to embrace these new responsibilities, will falter.
Reliable information is critical in ensuring that shareholders are able to make informed assessments regarding a corporation’s sustainability profile. Key performance metrics and data (a “sustainability information system”) that indicates how a company is performing regarding environmental and social impacts, is integral to making informed responsible investment decisions. Through partnerships with world class educational institutions and forward thinking business partners, Calvert is developing valuable research methodologies and metrics to assess the quality of data inputs and results, such that we are able to assess companies’ impacts. Are we completely there yet? No, but as data becomes more transparent and consistent, driven, in part by investor demands and regulatory authorities, we will get there, such that we and other market participants can make better informed investment and purchase decisions. For example, key data that measures “true” intrinsic and extrinsic product costs, including indirect environmental and social impacts could be relevant to investors when making corporate comparisons regarding risk and profitability, and also of great interest to consumers making product purchase decisions.
Calvert is participating in the Sustainability Accounting Standards Board Investment Advisory Group, which is working to move the disclosure of ESG metrics forward through corporate SEC filings (http://www.sasb.org/). Calvert is also working to map the United Nations Sustainable Development Goals to the SASB standards (http://www.calvert.com/perspective/social-impact/unsdg-faq), in order to better evaluate the progress of any public corporation on its path towards global sustainability.
Also, involved in this effort are millions of individuals and small organizations throughout the world who are adding to this mosaic of information through their local and specialized efforts and services. They often have access to pockets of information that are not publically available or disseminated, and thereby not available to the financial data service companies. Our myriad and long running engagements with NGOs and corporations provide critical insight to our analysts, driving the enhancement of our information infrastructure forward, as they research potential investments for your portfolios and design shareholder activist agendas.
ESG data about corporate behavior provides a useful baseline, but takes on additional meaning as the Calvert Principles for Responsible Investment guide our interpretation of the data, acting as our “responsibility compass” (http://www.calvert.com/approach/how-we-invest/the-calvert-principles). In addition to providing a context consistent with Calvert’s mission, our Principles lead us to areas where additional, fundamental research is needed to develop a real understanding of corporate impact on society and the environment. In our complex, globalized and rapidly evolving world, the Principles allow us to contextualize information, whereas a rules based system, or an exclusive reliance on data from companies may miss valuable situational and circumstantial inference, as evidenced in the issues surrounding Standing Rock and the role of the corporation, Energy Transfer Partners. The Standing Rock Sioux Nation is striving to halt construction of the Dakota Access Pipeline crossing their sacred land and threatening water contamination (see our resolution in support of the Standing Rock Sioux Nation, (http://www.calvert.com/perspective/climate-and-environment/calvert-releases-statement-in-support-of-standing-rock-sioux-nation).

4 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED)

The concerns surrounding social license and indigenous peoples’ rights are complex and do not lend themselves easily to objective quantification methods employed by the traditional financial data sources. That is why the fundamental overlay performed by the Calvert research analysts is so essential to our effective responsible investing process.
While effecting change through thoughtful ESG capital allocations is important, direct impact can be made through shareholder activism, or more specifically advocacy. Calvert’s shareholder advocacy process (28 resolutions last year) has been effective in influencing corporate behavior and provides another avenue for influencing valuable societal and environmental outcomes (http://www.calvert.com/perspective/social-impact/2016-proxy-season-brings-opportunity-to-accelerate-corporate-sustainability-progress).
Calvert’s voice reflects and respects diversity of thought and is often used to protect the interests of those most in need, and to look out for future generations. We thank you, our shareholders, friends and partners in this mission, for a good start. We promise that our work will never be done and the next forty years will reflect the increasing imperative to work vigorously to produce competitive returns for you and to use our power to forge a better today and future for our society. Often this requires Calvert to go where other investment firms have not, and to speak out and act when others do not.
Thank you, as always, for the incredible privilege to serve your needs through the Calvert Funds.
Respectfully,
John Streur
September 2016

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Vishal Khanduja, CFA Senior Vice President, Lead Portfolio Manager, Head of Fixed Income	Brian S. Ellis, CFA Portfolio Manager
Market Review
U.S. fixed income markets provided positive returns for the twelve month period ending September 30, 2016. Lower interest rates and tighter risk asset spreads helped produce solid total and excess returns for the U.S. fixed income markets. Bloomberg Barclays U.S. Aggregate Bond Index ended the period with a 5.19% total return. U.S. 10 year treasury yield ended the period 45 basis points lower at 1.6%.
During the fourth quarter of 2015, as widely expected, the FOMC raised the target range for the federal funds rate by 25bps to 25-50bps—nearly seven years to the date after moving to the zero lower bound.
After ending a challenging 2015 both Investment Grade and High Yield had a tumultuous first half of Q1 2016. Risk assets experienced continued volatility through their high correlation with commodity and currency markets, which remained highly volatile. Credit spreads reached post-crisis highs in many sectors, as oil prices reached new lows and uncertainty around the Chinese economy continued to dampen investors' appetite for risk. After peaking in mid-February, however, spreads sharply recovered and continued to rally as financial conditions eased and U.S. fixed income markets experienced significant inflows.
Global financial markets experienced another significant jolt of volatility, although very short lived, on June 23, 2016 with an unexpected Brexit vote outcome. Risk markets quickly recovered and that started another wave of inflows into U.S. dollar fixed income markets. The significant recovery in the high-yield market continued, and the sector finished the quarter with the highest year-to-date return since 2009.
Investment Strategy and Technique
The Fund uses a relative value strategy and typically invests at least 65% of its assets in investment-grade debt securities, including bonds issued by U.S. corporations, the U.S. government, and government-sponsored enterprises, while maintaining an average portfolio maturity of 10 years or more. In conjunction with financial analysis, Calvert's comprehensive responsible investment principles guide the investment research process and decision-making.
Fund Performance Relative to the Benchmark
For the year ended September 30, 2016, Calvert Long Term Income Portfolio Class A (at NAV) returned 13.00%, underperforming the Bloomberg Barclays Long U.S. Credit Index at 15.73%.
Underperformance for the period was primarily due to asset allocation decisions. The Fund’s under allocation to credit sectors was the primary cause of underperformance for the period.
During the period credit sectors outperformed U.S. Treasuries. The Fund’s allocation to out-of-benchmark U.S. Treasuries and Cash detracted from performance for the period.
Security selection was a positive contributor to performance. Specifically, selection within the technology and financial credit sectors proved beneficial. In addition, the Fund’s allocation to out-of-benchmark non-agency RMBS securities helped reduce the overall underperformance of the Fund versus its passive benchmark index.
The Fund maintained shorter-than-benchmark interest rate duration throughout the period as we believed that the volatility associated with the low absolute return potential in a higher duration asset was not attractive. This detracted from performance during the period as interest rates declined.
Positioning and Market Outlook
Divergent global monetary policies, volatility, and liquidity challenges will continue to strongly influence fixed income markets in the near future. The impact of divergence—opposing U.S. and global central bank policy directions—is likely to be reinforced as accumulating signs of strength in the U.S. economy increase the likelihood of another rate hike by the Federal Reserve (Fed)

6 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED)

CALVERT LONG-TERM INCOME FUND
SEPTEMBER 30, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Corporate	63.5%
Financial Institutions	17.8%
Industrial	45.7%
Equity Securities	0.1%
Government Related	3.0%
Local Authority	3.0%
Municipal	0.3%
Government-Backed Securities	0.3%
Securitized	22.5%
Asset-Backed Securities	8.7%
Commercial Mortgage-Backed Securities	11.2%
Mortgage-Backed Pass-Through	2.6%
Short-Term Investments	10.6%
Total	100%

occurring before the end of 2016. The United States has seen continued strength in consumer spending and employment growth. Mounting signs of inflation, albeit modest, are further building the case for more tightening.
We expect record corporate credit issuance to continue because of low interest rates and investors’ ongoing search for yield in the persistent low-rate environment. We continue to see value in some areas in corporate credit, specifically in credits with deleveraging stories or with minimal incentives or capacity to re-lever, and BBB-rated issuers look relatively attractive. However, we maintain a cautious approach, especially as credit fundamentals have deteriorated further and risk premiums have compressed. Strong inflows and the global search for yield could continue to support valuations, though risk premiums are vulnerable to sudden changes to these technical factors, in our view.
We still favor non-benchmark securitized assets, including commercial mortgage-backed securities, asset-backed securities, and non-agency mortgage-backed securities because of their more attractive spreads and tendency to be less vulnerable than corporates to market volatility. These assets are tied to the U.S. economy, specifically to U.S. consumer and housing markets, a further positive in periods of high global economic uncertainty, volatility, and slow growth.

CALVERT LONG-TERM INCOME FUND
SEPTEMBER 30, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/16	12 MONTHS ENDED 9/30/16
Class A	7.35%	13.00%
Class I	7.56%	13.65%
Bloomberg Barclays Long U.S. Credit Index	9.07%	15.73%
Lipper BBB-Rated Corporate Debt Funds Average	5.31%	8.44%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.
Calvert Long-Term Income Fund first offered Class I shares on January 30, 2015. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.

	30 DAYS ENDED
SEC YIELD	9/30/15	9/30/16
Class A	2.96%	2.60%
Class I	3.78%	3.19%

Vishal Khanduja, CFA	Brian S. Ellis, CFA
Calvert Investment Management, Inc.
September 2016

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED) 7

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT LONG-TERM INCOME FUND
SEPTEMBER 30, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year #	10 Year
Class A (with max. load)	CLDAX	8.74%	6.21%	7.74%
Class I	CLDIX	13.65%	6.62%	8.26%
Bloomberg Barclays Long U.S. Credit Index		15.73%	7.05%	7.63%
Lipper BBB-Rated Corporate Debt Funds Average		8.44%	4.85%	5.55%

Calvert Long-Term Income Fund first offered Class I shares on January 30, 2015. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.
# The investment performance/return has been calculated in accordance with Generally Accepted Accounting Principles (GAAP) and includes certain adjustments. As a result of these adjustments, the investment return may be different than the shareholder received during the reporting period. See Note F - Other in Notes to Financial Statements.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.13%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

8 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED)

UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 to September 30, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/16	ENDING ACCOUNT VALUE 9/30/16	EXPENSES PAID DURING PERIOD* 4/1/16 - 9/30/16
Class A
Actual	1.07%	$1,000.00	$1,073.50	$5.55
Hypothetical (5% return per year before expenses)	1.07%	$1,000.00	$1,019.65	$5.40
Class I
Actual	0.55%	$1,000.00	$1,075.60	$2.85
Hypothetical (5% return per year before expenses)	0.55%	$1,000.00	$1,022.25	$2.78

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED) 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of The Calvert Fund and Shareholders of Calvert Long-Term Income Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert Long-Term Income Fund (the “Fund”), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Long-Term Income Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 23, 2016

10 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

CALVERT LONG-TERM INCOME FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 9.8%

Asset-Backed - Automobile - 0.5%
Skopos Auto Receivables Trust, Series 2015-1A, Class B, 5.43%, 12/15/23 (a)	500,000	503,232

Asset-Backed - Other - 8.9%
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786%, 10/17/36 (a)	435,377	470,496
Apidos CLO XXI, Series 2015-21A, Class D, 6.229%, 7/18/27 (a)(b)	300,000	271,827
Citi Held For Asset Issuance, Class B:
Series 2015-PM2, 4.00%, 3/15/22 (a)	400,000	399,442
Series 2015-PM3, 4.31%, 5/16/22 (a)	600,000	601,085
Consumer Credit Origination Loan Trust, Series 2015-1, Class B, 5.21%, 3/15/21 (a)	500,000	502,052
Driven Brands Funding LLC, Series 2015-1A, Class A2, 5.216%, 7/20/45 (a)	496,250	487,081
Dryden 40 Senior Loan Fund, Series 2015-40A, Class D, 4.517%, 8/15/28 (a)(b)	500,000	489,675
GMAT Trust, Series 2015-1A, Class A1, 4.25%, 9/25/20 (a)(b)	327,711	326,798
Invitation Homes Trust:
Series 2013-SFR1, Class E, 3.196%, 12/17/30 (a)(b)	500,000	494,627
Series 2015-SFR2, Class E, 3.677%, 6/17/32 (a)(b)	500,000	497,381
Series 2015-SFR2, Class F, 4.227%, 6/17/32 (a)(b)	500,000	493,121
Madison Park Funding XVII Ltd., Series 2015-17A, Class D, 4.147%, 7/21/27 (a)(b)	500,000	476,017
RMAT LLC, Series 2015-NPL1, Class A1, 3.75%, 5/25/55 (a)(b)	321,270	317,993
SBA Tower Trust, Series 2014-2A, Class C, 3.869%, 10/15/49 (a)(b)	500,000	515,695
VOLT XIX LLC, Series 2014-NP11, Class A1, 3.875%, 4/25/55 (a)(b)	90,677	90,921
VOLT XXXVIII LLC, Series 2015-NP12, Class A1, 3.875%, 9/25/45 (a)(b)	368,704	370,123
Wendys Funding LLC, 2015-1, Series 2015-1A, Class A23, 4.497%, 6/15/45 (a)	1,188,000	1,186,237
		7,990,571

Asset-Backed - Student Loan - 0.4%
Navient Student Loan Trust, Series 2015-1, Class B, 2.025%, 7/25/52 (b)	400,000	324,010

Total Asset-Backed Securities (Cost $8,797,558)		8,817,813

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 1.9%
Bellemeade Re Ltd., Series 2015-1A, Class M2, 4.825%, 7/25/25 (a)(b)	500,000	501,716
Freddie Mac Structured Agency Credit Risk Debt Notes, Class B:
Series 2015-HQ2, 8.475%, 5/25/25 (b)	496,745	522,065
Series 2016-DNA2, 11.025%, 10/25/28 (b)	600,000	671,915

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $1,609,866)		1,695,696

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 11

	PRINCIPAL AMOUNT ($)	VALUE ($)
COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.9%
Credit Suisse Mortgage Capital Trust, Series 2014-USA, Class B, 4.185%, 9/15/37 (a)	200,000	213,480
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.609%, 11/5/30 (a)(b)	500,000	500,772
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-INN, Class E, 4.124%, 6/15/29 (a)(b)	500,000	490,047
Motel 6 Trust, Series 2015-MTL6, Class E, 5.279%, 2/5/30 (a)	800,000	801,881
ORES NPL LLC, Series 2014-LV3, Class B, 6.00%, 3/27/24 (a)	500,000	500,000
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class D, 3.497%, 8/15/47 (a)	100,000	73,824

Total Commercial Mortgage-Backed Securities (Cost $2,572,279)		2,580,004

CORPORATE BONDS - 64.2%

Basic Materials - 0.5%
Methanex Corp., 5.65%, 12/1/44	500,000	433,007

Communications - 11.6%
Amazon.com, Inc., 4.80%, 12/5/34	400,000	469,964
AT&T, Inc.:
4.125%, 2/17/26	815,000	880,690
5.65%, 2/15/47	1,475,000	1,738,426
CBS Corp.:
2.90%, 1/15/27	230,000	224,247
4.60%, 1/15/45	225,000	230,893
Comcast Corp.:
4.25%, 1/15/33	335,000	372,076
3.20%, 7/15/36	515,000	503,721
Crown Castle Towers LLC, 3.663%, 5/15/45 (a)	487,000	513,303
NBCUniversal Media LLC, 4.45%, 1/15/43	1,000,000	1,124,513
Thomson Reuters Corp., 3.35%, 5/15/26	75,000	76,981
Time Warner Cable LLC, 4.50%, 9/15/42	335,000	319,677
Time Warner, Inc.:
4.90%, 6/15/42	500,000	559,231
4.85%, 7/15/45	190,000	212,393
Verizon Communications, Inc.:
2.625%, 8/15/26	165,000	161,943
4.125%, 8/15/46	335,000	335,092
4.862%, 8/21/46	1,375,000	1,540,087
4.522%, 9/15/48	1,000,000	1,057,331
Vodafone Group plc, 4.375%, 2/19/43	100,000	100,173
		10,420,741

Consumer, Cyclical - 8.5%
American Airlines Pass-Through Trust:
7.00%, 7/31/19 (a)	299,202	312,666
5.60%, 1/15/22 (a)	223,170	233,492
4.40%, 3/22/25	300,964	304,058
5.25%, 7/15/25	219,296	229,986

12 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT'D
CVS Health Corp.:
3.875%, 7/20/25	133,000	144,786
5.125%, 7/20/45	500,000	611,822
CVS Pass-Through Trust, 6.036%, 12/10/28	262,011	303,947
Ford Motor Co., 4.75%, 1/15/43	300,000	310,800
Ford Motor Credit Co. LLC:
3.219%, 1/9/22	300,000	307,837
4.134%, 8/4/25	570,000	601,367
Home Depot, Inc. (The):
4.40%, 3/15/45	400,000	465,766
3.50%, 9/15/56	260,000	254,081
Johnson Controls, Inc., 4.625%, 7/2/44	550,000	610,072
Kohl's Corp., 4.25%, 7/17/25	290,000	300,480
Latam Airlines Pass-Through Trust A, 4.20%, 8/15/29	169,274	165,465
Latam Airlines Pass-Through Trust B, 4.50%, 8/15/25	152,162	146,456
Lowe's Cos., Inc.:
4.375%, 9/15/45	220,000	249,420
3.70%, 4/15/46	75,000	77,488
Newell Brands, Inc., 5.50%, 4/1/46	500,000	606,551
Norwegian Air Shuttle ASA Pass-Through Trust, 4.875%, 11/10/29 (a)	200,000	198,915
Starbucks Corp., 2.45%, 6/15/26	200,000	203,126
Virgin Australia Trust, 6.00%, 4/23/22 (a)	222,401	225,737
Walgreens Boots Alliance, Inc., 4.65%, 6/1/46	550,000	596,278
Whirlpool Corp., 4.50%, 6/1/46	200,000	215,808
		7,676,404

Consumer, Non-cyclical - 10.1%
AbbVie, Inc., 4.30%, 5/14/36	420,000	435,859
Actavis Funding SCS, 4.75%, 3/15/45	410,000	448,304
Amgen, Inc.:
4.40%, 5/1/45	200,000	210,085
4.663%, 6/15/51 (a)	559,000	597,458
AstraZeneca plc:
3.375%, 11/16/25	200,000	213,594
4.375%, 11/16/45	125,000	138,444
ERAC USA Finance LLC, 5.625%, 3/15/42 (a)	435,000	526,256
Express Scripts Holding Co., 4.80%, 7/15/46	400,000	415,508
Grupo Bimbo SAB de CV, 4.875%, 6/27/44 (a)	250,000	247,708
Johnson & Johnson, 3.55%, 3/1/36	200,000	221,892
Kraft Heinz Foods Co.:
3.00%, 6/1/26	350,000	352,792
5.20%, 7/15/45	500,000	591,313
4.375%, 6/1/46	525,000	555,464
Kroger Co. (The):
5.15%, 8/1/43	100,000	120,051
3.875%, 10/15/46	450,000	452,825
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (a)	750,000	828,750
Massachusetts Institute of Technology, 3.959%, 7/1/38	250,000	285,876
MEDNAX, Inc., 5.25%, 12/1/23 (a)	200,000	210,250
Merck & Co., Inc., 3.70%, 2/10/45	400,000	423,396

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 13

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT'D
PepsiCo, Inc., 4.60%, 7/17/45	365,000	439,618
Perrigo Co. plc, 5.30%, 11/15/43	595,000	636,060
Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/26	440,000	442,367
SUPERVALU, Inc., 6.75%, 6/1/21	69,000	64,515
Zoetis, Inc., 4.70%, 2/1/43	210,000	221,002
		9,079,387

Energy - 2.3%
Enterprise Products Operating LLC:
7.034%, 1/15/18 floating rate thereafter to 1/15/68 (b)	200,000	211,358
4.85%, 8/15/42	500,000	519,366
4.85%, 3/15/44	500,000	519,626
National Oilwell Varco, Inc., 3.95%, 12/1/42	—	—
TransContinental Gas Pipe Line Co. LLC, 4.45%, 8/1/42	200,000	192,401
Williams Partners LP / ACMP Finance Corp., 4.875%, 3/15/24	600,000	606,427
		2,049,178

Financial - 19.0%
American Financial Group, Inc., 3.50%, 8/15/26	240,000	240,106
American International Group, Inc., 3.90%, 4/1/26	420,000	444,336
American Tower Corp., 3.375%, 10/15/26	850,000	861,574
AvalonBay Communities, Inc., 2.90%, 10/15/26	360,000	358,292
Bank of America Corp.:
6.10%, 3/17/25 floating rate thereafter to 12/29/49 (b)	150,000	156,375
3.875%, 8/1/25	510,000	544,842
4.25%, 10/22/26	1,430,000	1,517,141
Capital One Financial Corp.:
4.20%, 10/29/25	200,000	208,658
3.75%, 7/28/26	665,000	667,357
Chubb INA Holdings, Inc., 4.15%, 3/13/43	250,000	278,538
Citigroup, Inc.:
5.90%, 2/15/23 floating rate thereafter to 12/29/49 (b)	160,000	165,600
4.60%, 3/9/26	250,000	266,992
6.25%, 8/15/26 floating rate thereafter to 12/29/49 (b)	175,000	188,344
4.45%, 9/29/27	1,640,000	1,716,216
4.125%, 7/25/28	500,000	508,314
Citizens Financial Group, Inc., 4.30%, 12/3/25	590,000	619,071
Credit Acceptance Corp.:
6.125%, 2/15/21	250,000	251,250
7.375%, 3/15/23	200,000	207,000
Crown Castle International Corp., 4.45%, 2/15/26	340,000	373,413
Digital Realty Trust LP, 4.75%, 10/1/25	415,000	450,302
Discover Bank, 7.00%, 4/15/20	500,000	570,211
First Republic Bank, 4.375%, 8/1/46	250,000	248,354
MetLife, Inc.:
5.70%, 6/15/35	175,000	211,759
4.05%, 3/1/45	325,000	322,374

14 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT'D
Morgan Stanley:
4.00%, 7/23/25	480,000	516,172
5.00%, 11/24/25	1,100,000	1,227,270
3.125%, 7/27/26	185,000	186,106
3.95%, 4/23/27	150,000	155,797
Nationwide Building Society, 4.00%, 9/14/26 (a)	565,000	562,423
Principal Financial Group, Inc., 4.625%, 9/15/42	450,000	474,853
Prudential Financial, Inc.:
5.10%, 8/15/43	400,000	446,326
4.60%, 5/15/44	200,000	213,594
Societe Generale SA, 4.25%, 8/19/26 (a)	425,000	422,729
Toronto-Dominion Bank (The), 3.625%, 9/15/26 floating rate thereafter to 9/15/31 (b)	450,000	451,241
Wells Fargo & Co.:
3.00%, 4/22/26	260,000	262,445
4.40%, 6/14/46	705,000	717,725
		17,013,100

Industrial - 4.6%
Cemex SAB de CV, 6.50%, 12/10/19 (a)	250,000	265,000
General Electric Co.:
4.125%, 10/9/42	390,000	426,810
4.50%, 3/11/44	1,000,000	1,151,230
Illinois Tool Works, Inc., 3.90%, 9/1/42	500,000	552,095
Kansas City Southern, 3.125%, 6/1/26	610,000	619,382
Masco Corp., 4.45%, 4/1/25	150,000	159,375
Owens Corning, 3.40%, 8/15/26	470,000	472,180
Pentair Finance SA, 3.15%, 9/15/22	450,000	449,732
		4,095,804

Technology - 6.1%
Apple, Inc.:
3.25%, 2/23/26	125,000	132,863
3.45%, 2/9/45	350,000	334,414
Broadridge Financial Solutions, Inc., 3.40%, 6/27/26	500,000	512,846
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.02%, 6/15/26 (a)	1,200,000	1,315,564
Fidelity National Information Services, Inc., 4.50%, 8/15/46	120,000	120,028
Hewlett Packard Enterprise Co., 6.35%, 10/15/45 (a)	600,000	619,166
Microsoft Corp.:
4.45%, 11/3/45	585,000	665,089
3.95%, 8/8/56	530,000	536,956
Oracle Corp.:
2.95%, 5/15/25	100,000	103,293
4.125%, 5/15/45	650,000	680,802
4.00%, 7/15/46	480,000	495,990
		5,517,011

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 15

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT'D
Utilities - 1.5%
CMS Energy Corp., 3.00%, 5/15/26	500,000	508,365
Consolidated Edison Co. of New York, Inc., 4.50%, 12/1/45	100,000	114,967
Fortis, Inc., 3.055%, 10/4/26 (a)	450,000	448,090
Transelec SA, 3.875%, 1/12/29 (a)	250,000	256,875
		1,328,297

Total Corporate Bonds (Cost $55,103,171)		57,612,929

FLOATING RATE LOANS (c) - 0.5%

Consumer, Cyclical - 0.5%
Kraton Polymers LLC, 6.00%, 1/6/22 (b)	400,000	402,562

Financial - 0.0%
Alliance Mortgage Investments Term Loan, 12.61%, 6/1/10 *(b)(d)(e)(f)	4,817	55

Total Floating Rate Loans (Cost $368,721)		402,617

MUNICIPAL OBLIGATIONS - 3.8%

California - 0.1%
Oakland California PO Revenue Bonds, Zero Coupon, 0.00%, 12/15/20	120,000	109,282

Connecticut - 1.4%
Connecticut Special Tax Obligation Revenue Bonds, 5.459%, 11/1/30	1,000,000	1,224,510

District of Columbia - 0.7%
District of Columbia Water & Sewer Authority, 4.814%, 10/1/14	555,000	651,026

Massachusetts - 0.9%
Commonwealth of Massachusetts GO Bonds, 3.277%, 6/1/46	800,000	827,736

New York - 0.7%
New York Transportation Development Corp. Revenue Bonds:
3.423%, 7/1/27	150,000	153,910
3.473%, 7/1/28	150,000	152,037
3.573%, 7/1/29	300,000	303,723
		609,670

Total Municipal Obligations (Cost $3,158,212)		3,422,224

SOVEREIGN GOVERNMENT BONDS - 0.3%
Nacional Financiera SNC, 3.375%, 11/5/20 (a)	300,000	311,310

Total Sovereign Government Bonds (Cost $299,556)		311,310

16 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
U.S. TREASURY OBLIGATIONS - 11.5%
United States Treasury Bonds, 2.50%, 5/15/46	9,872,000	10,217,520
United States Treasury Notes, 1.50%, 8/15/26	102,000	101,008

Total U.S. Treasury Obligations (Cost $10,504,284)		10,318,528

	SHARES	VALUE ($)
COMMON STOCKS - 0.0%

Wireless Telecommunication Services - 0.0%
NII Holdings, Inc. *	12,113	40,336

Total Common Stocks (Cost $187,752)		40,336

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 4.8%
State Street Bank Time Deposit, 0.293%, 10/3/16	4,285,676	4,285,676

Total Time Deposit (Cost $4,285,676)		4,285,676

TOTAL INVESTMENTS (Cost $86,887,075) - 99.7%		89,487,133
Other assets and liabilities, net - 0.3%		280,668
NET ASSETS - 100.0%		$89,767,801

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
Ultra Long U.S. Treasury Bonds	44	12/16	$8,090,500	$65,584)

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $19,671,215, which represents 21.9% of the net assets of the Fund as of September 30, 2016.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on September 30, 2016.
(c) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2016. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(d) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(e) Total market value of restricted securities amounts to $55, which represents 0.0% of the net assets of the Fund as of September 30, 2016.
(f) This security was valued under the direction of the Board of Trustees. Total market value of fair valued securities amounts to $55, which represents 0.0% of the net assets of the Fund as of September 30, 2016.

See notes to financial statements.

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 17

Abbreviations:
CLO:	Collateralized Loan Obligations
GO:	General Obligation
LLC:	Limited Liability Corporation
LP:	Limited Partnership
Ltd.:	Limited
plc:	Public Limited Company
PO:	Pension Obligation

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Alliance Mortgage Investments Term Loan, 12.61%, 6/1/10	5/26/05-6/13/07	4,817
See notes to financial statements.

18 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

CALVERT LONG-TERM INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2016

ASSETS
Investments in securities, at value (Cost $86,887,075) - see accompanying schedule	$89,487,133
Cash collateral at broker	202,400
Receivable for securities sold	1,437,027
Receivable for shares sold	331,724
Interest receivable	706,115
Securities lending income receivable	76
Trustees' deferred compensation plan	68,022
Total assets	92,232,497

LIABILITIES
Payable for securities purchased	2,121,671
Payable for shares redeemed	60,349
Payable for futures contracts variation margin	94,875
Payable to Calvert Investment Management, Inc.	30,289
Payable to Calvert Investment Distributors, Inc.	18,387
Payable to Calvert Investment Administrative Services, Inc.	8,850
Payable to Calvert Investment Services, Inc.	1,116
Payable for Trustees' fees and expenses	3,255
Trustees' deferred compensation plan	68,022
Accrued expenses and other liabilities	57,882
Total liabilities	2,464,696
NET ASSETS	$89,767,801

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 4,911,070 shares outstanding	$84,022,102
Class I: 16,356 shares outstanding	291,947
Distributions in excess of net investment income	(788)
Accumulated net realized gain (loss)	2,920,066
Net unrealized appreciation (depreciation)	2,534,474
NET ASSETS	$89,767,801

NET ASSET VALUE PER SHARE
Class A (based on net assets of $89,469,753)	$18.22
Class I (based on net assets of $298,048)	$18.22
See notes to financial statements.

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 19

CALVERT LONG-TERM INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2016

NET INVESTMENT INCOME
Investment Income:
Interest income (net of foreign tax withheld of $36)	$3,129,384
Dividend income	8,203
Other income	1,297
Securities lending income	77
Total investment income	3,138,961

Expenses:
Investment advisory fee	317,230
Administrative fees	135,280
Transfer agency fees and expenses:
Class A	116,242
Class I	1,829
Distribution Plan expenses:
Class A	198,045
Trustees' fees and expenses	12,502
Accounting fees	29,139
Custodian fees	26,995
Professional fees	35,353
Registration fees	33,172
Reports to shareholders	15,011
Miscellaneous	7,767
Total expenses	928,565
Reimbursement from Advisor:
Class I	(17,041)
Administrative fees waived	(19,973)
Net expenses	891,551
NET INVESTMENT INCOME	2,247,410

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	2,162,150
Futures	1,336,526
3,498,676

Change in unrealized appreciation (depreciation) on:
Investments	3,815,860
Futures	(89,760)
3,726,100

NET REALIZED AND UNREALIZED GAIN	7,224,776

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,472,186
See notes to financial statements.

20 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

CALVERT LONG-TERM INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$2,247,410	$2,350,897
Net realized gain (loss)	3,498,676	(384,899)
Net change in unrealized appreciation (depreciation)	3,726,100	(1,801,175)

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	9,472,186	164,823

Distributions to shareholders from:
Net investment income:
Class A shares	(2,246,958)	(2,349,577)
Class I shares	(3,348)	(319)
Net realized gain:
Class A shares	—	(1,730,237)
Total distributions	(2,250,306)	(4,080,133)

Capital share transactions:
Shares sold:
Class A shares	53,295,224	45,156,519
Class I shares	263,183	53,835
Reinvestment of distributions:
Class A shares	2,106,523	3,810,211
Class I shares	3,348	319
Redemption fees:
Class A shares	—	18,134
Shares redeemed:
Class A shares	(51,939,319)	(48,766,637)
Class I shares	(227)	(28,511)
Total capital share transactions	3,728,732	243,870

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,950,612	(3,671,440)

NET ASSETS
Beginning of year	78,817,189	82,488,629
End of year (including distributions in excess of net investment income of ($788) and $0, respectively)	$89,767,801	$78,817,189

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares	3,030,630	2,567,407
Class I shares	14,666	3,219
Reinvestment of distributions:
Class A shares	121,851	220,396
Class I shares	186	19
Shares redeemed:
Class A shares	(2,992,060)	(2,830,163)
Class I shares	(12)	(1,722)
Total capital share activity	175,261	(40,844)
See notes to financial statements.

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 21

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: The Calvert Fund (the "Trust"), was organized as a business trust under the laws of the state of Massachusetts by a Declaration of Trust filed March 15, 1982, and is registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end management investment company. The Trust has authorized an unlimited number of shares of Beneficial interest ("shares") without par value. The Trust operates five (5) separate series, or mutual funds, each its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Calvert Long-Term Income Fund (the "Fund").
The Fund is non-diversified and invests in investment grade, U.S. dollar-denominated debt securities. The operations of each series of the Trust, including the Fund, are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
The Fund offers Class A and Class I Shares. Class A shares are sold with a maximum front-end sales charge of 3.75%. However, the front-end sales charge is waived for shareholders investing in Class A shares directly with the Fund in an account maintained by Calvert Investment Distributors, Inc. or without a specified broker-dealer or financial adviser. Class I shares, which commenced operations on January 30, 2015, require a minimum account balance of $1 million. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Among of things, each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally

22 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, and commercial mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy.
For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Common stock securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at September 30, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 23

The following table summarizes the market value of the Fund's holdings as of September 30, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-Backed Securities	$—	$8,817,813	$—	$8,817,813
Collateralized Mortgage-Backed Obligations (Privately Originated)	—	1,695,696	—	1,695,696
Commercial Mortgage-Backed Securities	—	2,580,004	—	2,580,004
Corporate Bonds	—	57,612,929	—	57,612,929
Floating Rate Loans	—	402,562	55^	402,617
Municipal Obligations	—	3,422,224	—	3,422,224
Sovereign Government Bonds	—	311,310	—	311,310
U.S. Treasury Obligations	—	10,318,528	—	10,318,528
Common Stocks**	40,336	—	—	40,336
Time Deposit	—	4,285,676	—	4,285,676
TOTAL	$40,336	$89,446,742	$55^	$89,487,133
Futures Contracts***	($65,584)	$—	$—	($65,584)

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
*** The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
^ Level 3 securities represent 0.0% of net assets.
There were no transfers between levels during the year.
Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Schedule of Investments.
Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in interest rates.
The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.

24 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

During the year, the Fund used U.S. Treasury Bond and Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund.
The Fund's futures contracts at year end are presented in the Schedule of Investments.
At September 30, 2016, the Fund had the following derivatives, categorized by risk exposure:

Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Interest Rate	Unrealized appreciation on futures contracts	$—	Unrealized depreciation on futures contracts	($65,584)
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2016 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized appreciation (depreciation)
Interest Rate	Futures	$1,336,526	($89,760)

The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description			Average Number of Contracts*
Futures contracts long			49
Futures contracts short			(22)
* Averages are based on activity levels during the year ended September 30, 2016.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Notes to Schedule of Investments on page 17.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 25

NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 0.40% of the Fund’s average daily net assets.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2017. The contractual expense caps are 1.25% and 0.55% for Class A and I, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, based on the Portfolio’s average daily net assets.
For the period October 1, 2015 to January 31, 2016, the administrative fee was 0.275% for Class A and 0.10% for Class I. CIAS and the Fund entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for all classes of the Fund commencing on February 1, 2016. CIAS voluntarily waived 0.155% (the amount of the administrative fee above 0.12%) for Class A shares of the Fund for the period from December 1, 2015 through January 31, 2016. CIAS has also contractually agreed to waive 0.02% for Class I shares of the Fund (the difference between the previous administrative fee and the new 0.12% fee) from February 1, 2016 through January 31, 2018. During the year ended September 30, 2016, CIAS voluntarily waived $19,957.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.50% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly, of 0.25% of the Fund’s average daily net assets of Class A. Class I shares do not have Distribution Plan expenses.
CID received $21,021 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2016.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $12,926 for the year ended September 30, 2016. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board Chair and Committee Chairs receive an additional $5,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the "Plan"). Obligations of the Plan will be paid solely out of the Fund’s assets. Trustees’ fees are allocated to each of the portfolios served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $65,013,829 and $50,613,437, respectively. U.S. government security purchases and sales were $125,642,845 and $134,342,199, respectively.
The tax character of dividends and distributions paid during the years ended September 30, 2016 and September 30, 2015 was as follows:

DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$2,250,306	$2,740,552
Long-term capital gains	—	1,339,581
Total	$2,250,306	$4,080,133

26 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

As of September 30, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$3,106,714
Unrealized (depreciation)	(689,098)
Net unrealized appreciation (depreciation)	$2,417,616

Undistributed ordinary income	$2,285,950
Undistributed long-term capital gain	$753,441
Other temporary differences	($3,255)

Federal income tax cost of investments	$87,069,517
The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales, deferred Trustees’ fees, and section 1256 futures contracts.
Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities.

Undistributed net investment income	$2,108
Accumulated net realized gain (loss)	(2,108)
NOTE D — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
The Fund didn’t have any securities on loan at September 30, 2016.
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2016.

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 27

For the year ended September 30, 2016, borrowing information by the Fund under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$9,842	1.77%	$1,314,890	September 2016
NOTE F — REGULATORY MATTERS
In October 19, 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio securities was then being fair valued. The Advisor and the Board of Trustees subsequently determined it was appropriate to change the fair value prices at which that security and certain related securities had been carried from March 18, 2008 through October 18, 2011 (the "Relevant Period"). These fair value revisions had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the Relevant Period. Accordingly, in December 2011, pursuant to an agreement (“the Agreement”) with the Board of Trustees, the Advisor contributed $381,095 to the Fund to compensate shareholders and the Fund for harm caused by the prior improper valuation of securities.
The Securities and Exchange Commission (“SEC”) subsequently found that, in distributing the $381,095 to Fund shareholders, the Advisor did not precisely calculate Fund and shareholder losses in accordance with the Calvert Funds’ NAV error correction procedures.  On October 18, 2016, in acceptance of the Advisor's settlement proposal, the SEC issued an administrative order requiring the Advisor to make further distributions to affected shareholders by October 13, 2017.  The administrative order also censured the Advisor and required the Advisor to pay a $3.9 million penalty to the SEC.
NOTE G — OTHER MATTERS
On October 18, 2016, Calvert announced that it had determined that certain fees paid to third-party financial intermediaries were incorrectly allocated for payment by, and paid by, the Calvert Funds. Specifically, for periods prior to January 1, 2015, the Calvert Funds paid fees under certain intermediary agreements that were primarily for distribution-related services and therefore should have been paid by Calvert out of Calvert’s own assets or by the Funds under a Rule 12b-1 plan. The matter was self-reported to the SEC in 2016. Calvert is in the process of determining the economic impact of misallocated fees on the affected Funds and their shareholders, and intends to develop a plan to reimburse shareholders following that determination.
NOTE H — SUBSEQUENT EVENTS
On October 20, 2016, Calvert and Calvert’s indirect parent company, Ameritas Holding Company, entered into an Asset Purchase Agreement (the “Agreement”) with Eaton Vance Management (“Eaton Vance”), a newly-formed subsidiary of Eaton Vance, to operate as Calvert Research and Management (“New Calvert”), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business assets of Calvert (the “Transaction”). Completion of the Transaction is subject to the approval by the shareholders of Calvert Funds of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.
A proxy statement containing detailed information regarding several proposals was mailed to shareholders of record in November 2016. The shareholder meeting is expected to be held on or about December 16, 2016.
In preparing the financial statements as of September 30, 2016, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

28 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

CALVERT LONG-TERM INCOME FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012
Net asset value, beginning	$16.59	$17.21	$16.31	$18.89	$17.77
Income from investment operations:
Net investment income	0.49	0.47	0.54	0.54	0.48
Net realized and unrealized gain (loss)	1.63	(0.23)	1.25	(1.47)	1.77
Total from investment operations	2.12	0.24	1.79	(0.93)	2.25
Distributions from:
Net investment income	(0.49)	(0.48)	(0.55)	(0.55)	(0.50)
Net realized gain	—	(0.38)	(0.34)	(1.10)	(0.63)
Total distributions	(0.49)	(0.86)	(0.89)	(1.65)	(1.13)
Total increase (decrease) in net asset value	1.63	(0.62)	0.90	(2.58)	1.12
Net asset value, ending	$18.22	$16.59	$17.21	$16.31	$18.89
Total return (b)	13.00%	1.25%	11.36%	(5.42%)	13.28%
Ratios to average net assets: (c)
Net investment income	2.83%	2.74%	3.26%	3.03%	2.70%
Total expenses	1.15%	1.29%	1.27%	1.28%	1.28%
Net expenses	1.12%	1.25%	1.25%	1.25%	1.25%
Portfolio turnover	244%	290%	289%	272%	406%
Net assets, ending (in thousands)	$89,470	$78,792	$82,489	$112,979	$217,482

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT 29

CALVERT LONG-TERM INCOME FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS I SHARES	September 30, 2016 (a)	September 30, 2015 (a)(b)
Net asset value, beginning	$16.59	$18.35
Income from investment operations:
Net investment income	0.59	0.40
Net realized and unrealized gain (loss)	1.63	(1.79)
Total from investment operations	2.22	(1.39)
Distributions from:
Net investment income	(0.59)	(0.37)
Total distributions	(0.59)	(0.37)
Total increase (decrease) in net asset value	1.63	(1.76)
Net asset value, ending	$18.22	$16.59
Total return (c)	13.65%	(7.60%)
Ratios to average net assets: (d)
Net investment income	3.36%	3.57%(e)
Total expenses	19.58%	167.76%(e)
Net expenses	0.55%	0.55%(e)
Portfolio turnover	244%	290%
Net assets, ending (in thousands)	$298	$25

(a) Per share figures are calculated using the Average Shares Method.
(b) From January 30, 2015 inception.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(e) Annualized.
See notes to financial statements.

30 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT

PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED) 31

TRUSTEE AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 68	Trustee	1982	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	24	None
DOUGLAS E. FELDMAN, M.D. AGE: 68	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. (through 2014). A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	7	None
JOHN G. GUFFEY, JR. AGE: 68	Trustee	1982	Consultant and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	24	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 70	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	24	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
ANTHONY A. WILLIAMS AGE: 65	Trustee	2010	CEO and Executive Director of the Federal City Council (7/12 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (9/11 to present); Executive Director of Global Government Practice at the Corporate Executive Board (1/10 to 1/12)); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (6/09 to 1/10).	7
•
Freddie Mac
•
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
•
Weston Solutions, Inc. (environmental services)
•
Bipartisan Debt Reduction Task Force
•
Chesapeake Bay Foundation
•
Urban Institute (research organization)

32 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES
D. WAYNE SILBY, Esq.* AGE: 67	Trustee & Chair	1982	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	24
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR * AGE: 55	Trustee & President	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	37
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

*    Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.  Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.
The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED) 33

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Treasurer of the Funds (since March 2015); Director, Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., and Calvert Investment Services, Inc. (since October 2015); Director, Executive Vice President, Chief Financial Officer - Elect, Chief Operating Officer and Treasurer of Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since October 2015); Director, Senior Vice President and Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (March 2015 - September 2015); and Senior Partner, KPMG LLP (2005 - 2015).

ROBERT D. BENSON, Esq. AGE: 37	Associate General Counsel, Assistant Vice President & Assistant Secretary	2014
Associate General Counsel (since September 2016), Assistant General Counsel (2014 - September 2016), Assistant Vice President and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since 2014); and Staff Attorney, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (2008 - 2014).

HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer of the Funds (since November 2014); Vice President and Chief Compliance Officer, Wilmington Funds (December 2012 - November 2014); and Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (September 2010 - December 2012).

THOMAS DAILEY AGE:51	Vice President	2012	Vice President of the Funds (since 2012); and Vice President (since January 2005) and Portfolio Manager - Tax Exempt, Calvert Investment Management, Inc. (since 1995).
STU DALHEIM AGE: 46	Vice President	2015	Vice President of the Funds (since 2015); and Vice President - Governance and Advocacy of Calvert Investment Management, Inc. (since October 2011).
BRIAN ELLIS, CFA AGE: 32	Vice President	2016
Vice President of the Funds (since February 2016); Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (since May 2012); and Business Analyst (2009 - May 2012), Calvert Investment Management, Inc.

ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014
Assistant Treasurer of the Funds (since 2014); Vice President, Corporate Finance, and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (since 2007); Acting Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (September 2014 - March 2015).

PATRICK FAUL, CFA AGE: 51	Vice President	2010	Vice President (since 2007) and Head of Credit Research, Calvert Investment Management, Inc. (since January 2010).
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004
Assistant Secretary of the Funds (since 2004); Director, Strategic Projects and Fund Operations, Calvert Investment Administrative Services, Inc. (since June 2016); and SEC Filing and Operations Manager, Calvert Investment Administrative Services, Inc. (2011 – 2016).

JADE HUANG AGE: 41	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2006 - November 2015).

VISHAL KHANDUJA, CFA AGE: 38	Vice President	2014
Vice President of the Funds (since 2014); Vice President and Head of Taxable Bond, Calvert Investment Management, Inc. (since May 2016); Vice President and Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (2012 - May 2016); Portfolio Manager - Global Rates and Currency Team, Columbia Management (2009 - 2012).

ERICA LASDON AGE: 45	Assistant Vice President, Research and Advocacy	2015
Assistant Vice President, Research and Advocacy of the Funds (since 2016) and Calvert Investment Management, Inc. (since August 2015); and Senior Sustainability Analyst and Manager, Calvert Investment Management, Inc. (2005 - August 2015).

JOSHUA LINDER, CFA AGE: 30	Vice President	2016
Vice President of the Funds (since 2016); Portfolio Manager, Equity, Calvert Investment Management, Inc. (since January 2016); Assistant Portfolio Manager, Calvert Investment Management, Inc. (January 2014 - October 2015); and Equity Analyst, Calvert Investment Management, Inc. (2011 - 2013).

CHRISTOPHER MADDEN AGE: 40	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2010 - November 2015).

34 calvert.com CALVERT LONG-TERM INCOME FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
ANDREW K. NIEBLER, Esq. AGE: 48	Deputy General Counsel, Vice President & Secretary	2006 (TCF, CMS, CRIS, CSIF, CVS) 2008 (CVP) 2016 (CIF)
Deputy General Counsel, Vice President and Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since May 2016); Assistant Vice President, Associate General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (September 2009 - May 2016); and Assistant Vice President, Assistant General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (prior to September 2009).

MONIQUE S. PATTILLO, Esq. AGE: 34	Assistant General Counsel, Assistant Vice President & Assistant Secretary	2016
Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since September 2016); Adjunct Faculty, Howard Community College (since June 2015); Adjunct Assistant Professor, University of Maryland University College (since June 2016); Legal Counsel, T. Rowe Price Associates, Inc. (March 2014 - June 2015); and Assistant U.S. Counsel, Aberdeen Asset Management, Inc. (January 2011 - March 2014).

MARYBETH PILAT, CPA AGE: 48	Fund Controller and Assistant Treasurer	2015
Fund Controller and Assistant Treasurer of the Funds (since August 2015); Director, Anti-Money Laundering Officer and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since August 2015); Director of Fund Administration, Calvert Investment Administrative Services, Inc. (since August 2015); VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015); and Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

JOHN H. STREUR AGE: 56	President and Director (except CVS)	2015
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

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CALVERT LONG-TERM INCOME FUND	CALVERT’S FAMILY OF FUNDS
To Open an Account
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Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Portfolio
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets Ex-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

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Calvert Ultra-Short Income Fund

Annual Report September 30, 2016 E-Delivery Sign-Up — Details Inside

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4	President's Letter
6	Portfolio Management Discussion
9	Understanding Your Fund’s Expenses
10	Report of Independent Registered Public Accounting Firm
11	Schedule of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
22	Notes to Financial Statements
29	Financial Highlights
31	Proxy Voting
31	Availability of Quarterly Portfolio Holdings
32	Trustee and Officer Information Table

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Fellow Shareowners and Friends,
Forty years ago, Calvert Investments was founded on the belief that investment capital, properly stewarded, could improve the world for its less powerful inhabitants and improve environmental sustainability, while producing reasonable investment returns. Calvert was one of the first investment advisers to introduce the responsible investment concept, and through many years of innovation and research (supported by you, our shareholders), we have developed this philosophy to now provide even greater shareholder engagement and impact.
Corporations throughout the world, big and small, have an ever increasing role in determining social and environmental outcomes for every living being, today and into the future. The power of corporations, garnered through global influence, human capital and financial strength, especially relative to our other institutions, has been steadily increasing for decades (http://www.calvert.com/perspective/research/calvert-serafeim-series-report).
Investors recognize the impact of corporations on society, and more and more are making investment decisions based on their assessments of a company’s effect on environmental and social outcomes. Companies able to operate their business in a perceived sustainable manner, promoting, environmental and social justice stand to benefit; while those corporate laggards, that fail to embrace these new responsibilities, will falter.
Reliable information is critical in ensuring that shareholders are able to make informed assessments regarding a corporation’s sustainability profile. Key performance metrics and data (a “sustainability information system”) that indicates how a company is performing regarding environmental and social impacts, is integral to making informed responsible investment decisions. Through partnerships with world class educational institutions and forward thinking business partners, Calvert is developing valuable research methodologies and metrics to assess the quality of data inputs and results, such that we are able to assess companies’ impacts. Are we completely there yet? No, but as data becomes more transparent and consistent, driven, in part by investor demands and regulatory authorities, we will get there, such that we and other market participants can make better informed investment and purchase decisions. For example, key data that measures “true” intrinsic and extrinsic product costs, including indirect environmental and social impacts could be relevant to investors when making corporate comparisons regarding risk and profitability, and also of great interest to consumers making product purchase decisions.
Calvert is participating in the Sustainability Accounting Standards Board Investment Advisory Group, which is working to move the disclosure of ESG metrics forward through corporate SEC filings (http://www.sasb.org/). Calvert is also working to map the United Nations Sustainable Development Goals to the SASB standards (http://www.calvert.com/perspective/social-impact/unsdg-faq), in order to better evaluate the progress of any public corporation on its path towards global sustainability.
Also, involved in this effort are millions of individuals and small organizations throughout the world who are adding to this mosaic of information through their local and specialized efforts and services. They often have access to pockets of information that are not publically available or disseminated, and thereby not available to the financial data service companies. Our myriad and long running engagements with NGOs and corporations provide critical insight to our analysts, driving the enhancement of our information infrastructure forward, as they research potential investments for your portfolios and design shareholder activist agendas.
ESG data about corporate behavior provides a useful baseline, but takes on additional meaning as the Calvert Principles for Responsible Investment guide our interpretation of the data, acting as our “responsibility compass” (http://www.calvert.com/approach/how-we-invest/the-calvert-principles). In addition to providing a context consistent with Calvert’s mission, our Principles lead us to areas where additional, fundamental research is needed to develop a real understanding of corporate impact on society and the environment. In our complex, globalized and rapidly evolving world, the Principles allow us to contextualize information, whereas a rules based system, or an exclusive reliance on data from companies may miss valuable situational and circumstantial inference, as evidenced in the issues surrounding Standing Rock and the role of the corporation, Energy Transfer Partners. The Standing Rock Sioux Nation is striving to halt construction of the Dakota Access Pipeline crossing their sacred land and threatening water contamination (see our resolution in support of the Standing Rock Sioux Nation, (http://www.calvert.com/perspective/climate-and-environment/calvert-releases-statement-in-support-of-standing-rock-sioux-nation).

4 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED)

The concerns surrounding social license and indigenous peoples’ rights are complex and do not lend themselves easily to objective quantification methods employed by the traditional financial data sources. That is why the fundamental overlay performed by the Calvert research analysts is so essential to our effective responsible investing process.
While effecting change through thoughtful ESG capital allocations is important, direct impact can be made through shareholder activism, or more specifically advocacy. Calvert’s shareholder advocacy process (28 resolutions last year) has been effective in influencing corporate behavior and provides another avenue for influencing valuable societal and environmental outcomes (http://www.calvert.com/perspective/social-impact/2016-proxy-season-brings-opportunity-to-accelerate-corporate-sustainability-progress).
Calvert’s voice reflects and respects diversity of thought and is often used to protect the interests of those most in need, and to look out for future generations. We thank you, our shareholders, friends and partners in this mission, for a good start. We promise that our work will never be done and the next forty years will reflect the increasing imperative to work vigorously to produce competitive returns for you and to use our power to forge a better today and future for our society. Often this requires Calvert to go where other investment firms have not, and to speak out and act when others do not.
Thank you, as always, for the incredible privilege to serve your needs through the Calvert Funds.
Respectfully,
John Streur
September 2016

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Vishal Khanduja, CFA Senior Vice President, Lead Portfolio Manager, Head of Fixed Income	Brian S. Ellis, CFA Portfolio Manager
Market Review
U.S. fixed income markets provided positive returns for the twelve month period ending September 30, 2016. Lower interest rates and tighter risk asset spreads helped produce solid total and excess returns for the U.S. fixed income markets. The Bloomberg Barclays U.S. Aggregate Bond Index ended the period with a 5.19% total return. The U.S. 10-year Treasury bond yield ended the period 45 basis points lower at 1.6%.
During the fourth quarter of 2015, as widely expected, the FOMC raised the target range for the federal funds rate by 25bps to 25-50bps—nearly seven years to the date after moving to the zero lower bound.
After ending a challenging 2015 both Investment Grade and High Yield had a tumultuous first half of Q1 2016. Risk assets experienced continued volatility through their high correlation with commodity and currency markets, which remained highly volatile. Credit spreads reached post-crisis highs in many sectors, as oil prices reached new lows and uncertainty around the Chinese economy continued to dampen investors’ appetite for risk. After peaking in mid-February, however, spreads sharply recovered and continued to rally as financial conditions eased and U.S. fixed income markets experienced significant inflows.
Global financial markets experienced another significant jolt of volatility, although very short lived, on June 23, 2016 with an unexpected Brexit vote outcome. Risk markets quickly recovered and that started another wave of inflows into U.S. dollar fixed income markets. The significant recovery in the high-yield market continued, and the sector finished the quarter with the highest year-to-date return since 2009.
Investment Strategy and Technique
The Fund seeks to maximize income to the extent consistent with preservation of capital, through investment in short-term bonds and income-producing securities.
The Fund uses a relative value strategy and typically invests at least 65% of its assets in investment-grade debt securities. Under normal circumstances, at least 80% of its assets will be invested in floating-rate securities and securities with durations of less than or equal to one year.
In conjunction with financial analysis, Calvert's comprehensive responsible investment principles guide the investment research process and decision-making.
Fund Performance Relative to the Benchmark
For the year ended September 30, 2016, Calvert Ultra Short Income Fund Class A (at NAV) returned 1.68%, outperforming the Bloomberg Barclays 9-12 Month Short Treasury Index at 0.59%.
Outperformance for the period was primarily due to asset allocation decisions.
The Fund’s allocation to out of benchmark sectors—investment grade corporates, short duration high yield corporates, ABS, non-agency CMBS and RMBS helped the Fund outperform its passive index benchmark for the period.
Improving U.S. consumer balance sheets and easy financial conditions were the drivers of positive performance in the Fund’s ABS allocation. Additionally, the continued recovery in U.S. residential and commercial real estate prices booted valuations of the Fund’s non-agency CMBS and RMBS holdings.
The Fund maintained a low interest rate duration throughout the period as we believed that the volatility associated with the low absolute return potential in a higher duration asset was not attractive.

6 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED)

CALVERT ULTRA-SHORT INCOME FUND
SEPTEMBER 30, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Corporate	53.9%
Financial Institutions	21.4%
Industrial	32.5%
Securitized	37.8%
Asset-Backed Securities	18.9%
Commercial Mortgage-Backed Securities	16.1%
Mortgage-Backed Pass-Through	2.8%
Short-Term Investments	8.3%
Total	100%

* Does not reflect the value of securities held as cash collateral on securities loaned.

Positioning and Market Outlook
Divergent global monetary policies, volatility, and liquidity challenges will continue to strongly influence fixed income markets in the near future. The impact of divergence—opposing U.S. and global central bank policy directions—is likely to be reinforced as accumulating signs of strength in the U.S. economy increase the likelihood of another rate hike by the Federal Reserve (Fed) occurring before the end of 2016.The United States has seen continued strength in consumer spending and employment growth. Mounting signs of inflation, albeit modest, are further building the case for more tightening.
We expect record corporate credit issuance to continue because of low interest rates and investors’ ongoing search for yield in the persistent low-rate environment. We continue to see value in some areas in corporate credit, specifically in credits with deleveraging stories or with minimal incentives or capacity to re-lever, and BBB-rated issuers look relatively attractive. However, we maintain a cautious approach, especially as credit fundamentals have deteriorated further and risk premiums have compressed. Strong inflows and the global search for yield could continue to support valuations, though risk premiums are vulnerable to sudden changes to these technical factors, in our view.
We still favor non-benchmark securitized assets, including commercial mortgage-backed securities, asset-backed securities, and non-agency mortgage-backed securities because of their more attractive spreads and tendency to be less vulnerable than corporates to market volatility. These assets are tied to the U.S. economy, specifically to U.S. consumer and housing markets, a further positive in periods of high global economic uncertainty, volatility, and slow growth.

CALVERT ULTRA-SHORT INCOME FUND
SEPTEMBER 30, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 9/30/16	12 MONTHS ENDED 9/30/16
Class A	1.36%	1.68%
Class I	1.55%	2.09%
Class Y	1.58%	1.98%
Bloomberg Barclays 9-12 Months Short Treasury Index	0.38%	0.59%
Lipper Ultra-Short Obligations Funds Average	0.87%	1.00%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 1.25% front-end sales charge or any deferred sales charge.

	30 DAYS ENDED
SEC YIELD	9/30/15	9/30/16
Class A	0.76%	0.96%
Class I	1.16%	1.28%
Class Y	1.07%	1.30%

Vishal Khanduja, CFA	Brian S. Ellis, CFA
Calvert Investment Management, Inc.
September 2016

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED) 7

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 1.25%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT ULTRA-SHORT INCOME FUND
SEPTEMBER 30, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year #	Since Inception (10/31/2006)
Class A (with max. load)	CULAX	0.39%	1.19%	2.31%
Class I	CULIX	2.09%	1.39%	2.54%
Class Y	CULYX	1.98%	1.42%	2.59%
Bloomberg Barclays 9-12 Months Short Treasury Index		0.59%	0.33%	1.47%
Lipper Ultra-Short Obligations Funds Average		1.00%	0.83%	1.57%

Calvert Ultra-Short Income Fund first offered Class I shares on January 31, 2014. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.
Calvert Ultra-Short Income Fund first offered Class Y shares on May 28, 2010. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.
# The investment performance/return has been calculated in accordance with Generally Accepted Accounting Principles (GAAP) and includes certain adjustments. As a result of these adjustments, the investment return may be different than the shareholder received during the reporting period. See Note F - Other in Notes to Financial Statements.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 0.87%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

8 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED)

UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2016 to September 30, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 4/1/16	ENDING ACCOUNT VALUE 9/30/16	EXPENSES PAID DURING PERIOD* 4/1/16 - 9/30/16
Class A
Actual	0.88%	$1,000.00	$1,013.60	$4.43
Hypothetical (5% return per year before expenses)	0.88%	$1,000.00	$1,020.60	$4.45
Class I
Actual	0.50%	$1,000.00	$1,015.50	$2.52
Hypothetical (5% return per year before expenses)	0.50%	$1,000.00	$1,022.50	$2.53
Class Y
Actual	0.56%	$1,000.00	$1,015.80	$2.82
Hypothetical (5% return per year before expenses)	0.56%	$1,000.00	$1,022.20	$2.83

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the fiscal year.

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED) 9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees of The Calvert Fund and Shareholders of Calvert Ultra-Short Income Fund:
We have audited the accompanying statement of assets and liabilities of the Calvert Ultra-Short Income Fund (the “Fund”), a series of The Calvert Fund, including the schedule of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Ultra-Short Income Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
November 23, 2016

10 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

CALVERT ULTRA-SHORT INCOME FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 23.7%

Asset-Backed - Automobile - 5.0%
CarFinance Capital Auto Trust, Class A:
Series 2014-1A, 1.46%, 12/17/18 (a)	483,267	483,271
Series 2014-2A, 1.44%, 11/16/20 (a)	2,743,707	2,740,359
Series 2015-1A, 1.75%, 6/15/21 (a)	5,966,970	5,978,560
Chesapeake Funding LLC, Series 2013-1A, Class A, 1.519%, 1/7/25 (a)(b)	2,680,000	2,676,488
CPS Auto Receivables Trust, Class A:
Series 2013-C, 1.64%, 4/16/18 (a)	90,367	90,387
Series 2013-D, 1.54%, 7/16/18 (a)	186,239	186,320
Series 2014-A, 1.21%, 8/15/18 (a)	434,732	434,811
Series 2014-B, 1.11%, 11/15/18 (a)	2,470,593	2,470,059
Series 2014-C, 1.31%, 2/15/19 (a)	832,599	832,142
Series 2013-A, 1.31%, 6/15/20 (a)	100,680	100,229
Exeter Automobile Receivables Trust, Class A:
Series 2014-3A, 1.32%, 1/15/19 (a)	1,476,266	1,474,364
Series 2015-1A, 1.60%, 6/17/19 (a)	1,915,590	1,915,742
Flagship Credit Auto Trust, Class A:
Series 2014-1, 1.21%, 4/15/19 (a)	617,791	618,020
Series 2014-2, 1.43%, 12/16/19 (a)	2,417,041	2,413,854
Series 2015-3, 2.38%, 10/15/20 (a)	1,651,162	1,661,288
OneMain Direct Auto Receivables Trust, Series 2016-1A, Class A, 2.04%, 1/15/21 (a)	3,025,166	3,037,366
Skopos Auto Receivables Trust, Class A:
Series 2015-2A, 3.55%, 2/15/20 (a)	2,689,297	2,690,762
Series 2015-1A, 3.10%, 12/15/23 (a)	2,575,187	2,572,254
		32,376,276

Asset-Backed - Other - 16.5%
American Homes 4 Rent, Series 2014-SFR1:
Class A, 1.531%, 6/17/31 (a)(b)	6,397,489	6,377,427
Class B, 1.881%, 6/17/31 (a)(b)	3,550,000	3,531,515
AVANT Loans Funding Trust, Class A:
Series 2016-A, 4.11%, 5/15/19 (a)	1,391,817	1,398,092
Series 2016-B, 3.92%, 8/15/19 (a)	3,883,415	3,903,322
Series 2016-C, 2.96%, 9/16/19 (a)	4,669,857	4,676,926
Blue Elephant Loan Trust, Series 2015-1, Class A, 3.12%, 12/15/22 (a)	767,078	766,929
CAM Mortgage LLC, Series 2015-1, Class A, 3.50%, 7/15/64 (a)(b)	1,888,017	1,887,975
Citi Held For Asset Issuance, Class A:
Series 2015-PM1, 1.85%, 12/15/21 (a)	2,826,089	2,823,617
Series 2015-PM2, 2.35%, 3/15/22 (a)	2,611,782	2,611,065
Colony American Homes, Series 2014-1A, Class B, 1.881%, 5/17/31 (a)(b)	3,750,000	3,735,926
Conn Funding II LP, Series 2016-B, Class A, 3.73%, 10/15/18 (a)	8,000,000	7,999,639

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 11

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Conn's Receivables Funding LLC, Class A:
Series 2016-A, 4.68%, 4/16/18 (a)	3,754,525	3,763,778
Series 2015-A, 4.565%, 9/15/20 (a)	907,312	908,516
Consumer Credit Origination Loan Trust, Series 2015-1, Class A, 2.82%, 3/15/21 (a)	2,841,449	2,845,791
GCAT LLC, Series 2015-1, Class A1, 3.625%, 5/26/20 (a)(b)	2,617,240	2,621,264
GLC II Trust, Series 2014-A, Class A, 4.00%, 12/18/20 (a)	597,115	591,144
GLC Trust, Series 2014-A, Class A, 3.00%, 7/15/21 (a)	883,993	878,954
Invitation Homes Trust:
Series 2013-SFR1, Class A, 1.681%, 12/17/30 (a)(b)	4,731,616	4,731,613
Series 2013-SFR1, Class C, 2.396%, 12/17/30 (a)(b)	7,000,000	7,000,879
Series 2014-SFR1, Class B, 2.031%, 6/17/31 (a)(b)	5,900,000	5,905,794
Series 2014-SFR2, Class A, 1.631%, 9/17/31 (a)(b)	3,425,542	3,419,987
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A, 1.558%, 7/20/18 (a)	2,018,368	2,017,248
Navistar Financial Dealer Note Master Owner Trust II, Series 2014-1, Class B, 1.524%, 10/25/19 (a)(b)	1,300,000	1,298,570
OneMain Financial Issuance Trust, Class A:
Series 2014-1A, 2.43%, 6/18/24 (a)	8,781,030	8,788,500
Series 2014-2A, 2.47%, 9/18/24 (a)	11,936,916	11,963,455
PennyMac LLC, Series 2015-NPL1, Class A1, 4.00%, 3/25/55 (a)(b)	1,136,844	1,144,906
Selene Non-Performing Loans LLC, Series 2014-1A, Class A, 2.981%, 5/25/54 (a)(b)	696,744	693,463
Sierra Timeshare Receivables Funding LLC:
Series 2012-1A, Class A, 2.84%, 11/20/28 (a)	2,006,895	2,011,147
Series 2012-1A, Class B, 3.58%, 11/20/28 (a)	613,218	614,960
Series 2012-3A, Class B, 2.66%, 8/20/29 (a)	1,397,610	1,395,985
Series 2013-1A, Class B, 2.39%, 11/20/29 (a)	93,972	93,743
Series 2014-1A, Class A, 2.07%, 3/20/30 (a)	891,254	886,692
Series 2014-1A, Class B, 2.42%, 3/20/30 (a)	520,440	518,083
Series 2013-3A, Class B, 2.70%, 10/20/30 (a)	724,820	727,367
Springleaf Funding Trust, Series 2014-AA, Class A, 2.41%, 12/15/22 (a)	2,180,228	2,183,015
VOLT XIX LLC, Series 2014-NP11, Class A1, 3.875%, 4/25/55 (a)(b)	598,465	600,076
		107,317,363

Asset-Backed - Student Loan - 2.2%
SLM Private Credit Student Loan Trust, Series 2005-A, Class A3, 1.05%, 6/15/23 (b)	3,183,261	3,078,310
SLM Private Education Loan Trust, Series 2014-A, Class A2B, 1.674%, 1/15/26 (a)(b)	2,000,000	2,012,939
SoFi Professional Loan Program LLC, Class A1:
Series 2014-A, 2.124%, 6/25/25 (a)(b)	3,924,147	3,989,406
Series 2014-B, 1.775%, 8/25/32 (a)(b)	1,858,328	1,876,195
Series 2015-A, 1.725%, 3/25/33 (a)(b)	2,157,490	2,168,260
Series 2016-B, 1.725%, 6/25/33 (a)(b)	943,816	952,554
		14,077,664

Total Asset-Backed Securities (Cost $153,565,626)		153,771,303

12 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 3.5%
Bellemeade Re Ltd., Series 2015-1A, Class M1, 3.025%, 7/25/25 (a)(b)	596,652	592,260
Fannie Mae Connecticut Avenue Securities:
Series 2014-C02, Class 1M1, 1.475%, 5/25/24 (b)	5,066,771	5,072,565
Series 2016-C03, Class 1M1, 2.525%, 10/25/28 (b)	7,091,704	7,191,105
Series 2016-C03, Class 2M1, 2.725%, 10/25/28 (b)	4,378,744	4,439,719
JP Morgan Madison Avenue Securities Trust, Series 2014-CH1, Class M1, 2.775%, 11/25/24 (a)(b)	1,110,373	1,105,801
Wedgewood Real Estate Trust, Series 2016-1, Class A1, 3.45%, 7/15/46 (a)(b)	3,990,159	3,984,762

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $22,283,592)		22,386,212

COMMERCIAL MORTGAGE-BACKED SECURITIES - 10.9%
BAMLL Commercial Mortgage Securities Trust, Series 2013-DSNY, Class B, 2.024%, 9/15/26 (a)(b)	2,000,000	1,994,896
BBCMS Trust, Series 2015-RRI, Class B, 2.124%, 5/15/32 (a)(b)	3,500,000	3,440,398
BLCP Hotel Trust, Series 2014-CLRN Class B, 1.874%, 8/15/29 (a)(b)	7,500,000	7,439,677
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 1.924%, 12/15/27 (a)(b)	6,160,672	6,166,461
CGBAM Commercial Mortgage Trust, Series 2014-HD, Class B, 1.724%, 2/15/31 (a)(b)	5,000,000	4,973,316
Colony Multifamily Mortgage Trust, Series 2014-1, Class A, 2.543%, 4/20/50 (a)	4,387,765	4,375,696
COMM Mortgage Trust, Series 2013-THL:
Class A2, 1.567%, 6/8/30 (a)(b)	2,000,000	2,003,137
Class B, 2.117%, 6/8/30 (a)(b)	5,000,000	4,970,634
Credit Suisse Mortgage Capital Trust:
Series 2015-TOWN, Class A, 1.774%, 3/15/17 (a)(b)	7,000,000	6,996,915
Series 2014-TIKI, Class B, 1.874%, 9/15/38 (a)(b)	3,900,000	3,816,880
Hilton USA Trust, Series 2013-HLF:
Class AFL, 1.523%, 11/5/30 (a)(b)	6,437,672	6,437,671
Class BFL, 2.023%, 11/5/30 (a)(b)	2,720,143	2,720,142
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2014-BXH, Class A, 1.424%, 4/15/27 (a)(b)	6,320,000	6,188,508
Series 2014-INN, Class C, 2.224%, 6/15/29 (a)(b)	5,700,000	5,607,378
ORES NPL LLC, Series 2014-LV3, Class A, 3.00%, 3/27/24 (a)	122,434	122,434
Wells Fargo Commercial Mortgage Trust, Series 2014-TISH, Class B, 1.874%, 2/15/27 (a)(b)	3,000,000	3,005,508

Total Commercial Mortgage-Backed Securities (Cost $70,722,640)		70,259,651

CORPORATE BONDS - 53.7%
Basic Materials - 0.5%
Reliance Steel & Aluminum Co., 6.20%, 11/15/16	3,353,000	3,367,646

Communications - 8.2%
AT&T, Inc.:
1.515%, 3/11/19 (b)	10,221,000	10,264,112
1.768%, 6/30/20 (b)	2,000,000	2,017,290
BellSouth LLC, 4.40%, 4/26/21 (a)	6,000,000	6,109,800
Cisco Systems, Inc., 1.411%, 2/21/18 (b)	3,000,000	3,017,367
Clearwire Communications LLC / Clearwire Finance, Inc., 14.75%, 12/1/16 (a)	2,692,000	2,742,475
eBay, Inc., 1.35%, 7/15/17	1,500,000	1,501,794
NBCUniversal Enterprise, Inc., 1.365%, 4/15/18 (a)(b)	2,000,000	2,013,836
Qwest Corp., 6.50%, 6/1/17	5,000,000	5,149,995

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 13

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Sprint Communications, Inc., 6.00%, 12/1/16	6,500,000	6,532,500
Time Warner Cable LLC, 5.85%, 5/1/17	3,703,000	3,795,464
Verizon Communications, Inc.:
1.234%, 6/9/17 (b)	2,000,000	2,002,906
2.606%, 9/14/18 (b)	6,000,000	6,157,584
1.627%, 6/17/19 (b)	2,000,000	2,019,618
		53,324,741

Consumer, Cyclical - 8.0%
Ford Motor Credit Co. LLC:
2.241%, 1/8/19 (b)	11,000,000	11,183,590
1.675%, 3/12/19 (b)	8,495,000	8,505,500
1.698%, 11/4/19 (b)	12,000,000	12,049,656
Hyundai Capital America, 1.45%, 2/6/17 (a)	14,845,000	14,858,064
Johnson Controls, Inc., 2.60%, 12/1/16	1,000,000	1,002,508
UAL 2009-2A Pass-Through Trust, 9.75%, 7/15/18	808,907	827,666
Wyndham Worldwide Corp., 2.95%, 3/1/17	3,390,000	3,405,492
		51,832,476

Consumer, Non-cyclical - 3.6%
Amgen, Inc., 2.125%, 5/15/17	7,000,000	7,040,607
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 3.592%, 12/1/17 (b)	2,700,000	2,705,400
Becton Dickinson and Co., 1.75%, 11/8/16	3,500,000	3,502,338
ERAC USA Finance LLC, 6.375%, 10/15/17 (a)	980,000	1,026,941
Express Scripts Holding Co., 1.25%, 6/2/17	5,075,000	5,076,436
Kraft Heinz Foods Co.:
2.25%, 6/5/17	2,000,000	2,012,486
1.60%, 6/30/17	2,239,000	2,243,534
		23,607,742

Energy - 1.3%
Enterprise Products Operating LLC, 6.30%, 9/15/17	4,580,000	4,785,779
Sabine Pass LNG LP:
7.50%, 11/30/16	500,000	503,750
7.50%, 11/30/16 (a)	3,000,000	3,022,500
		8,312,029

Financial - 21.6%
Air Lease Corp., 5.625%, 4/1/17	11,135,000	11,324,874
Ally Financial, Inc., 2.75%, 1/30/17	6,000,000	6,011,250
Bank of America Corp.:
1.716%, 4/1/19 (b)	3,500,000	3,521,010
2.108%, 4/19/21 (b)(c)	4,250,000	4,304,204
Bank of America NA, 1.15%, 6/15/17 (b)	16,000,000	15,992,640
Capital One NA:
1.50%, 9/5/17	2,765,000	2,763,413
1.617%, 9/13/19 (b)	15,000,000	14,991,225
CIT Group, Inc., 5.00%, 5/15/17	5,000,000	5,093,750

14 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Citigroup, Inc.:
1.632%, 7/30/18 (b)	2,000,000	2,008,180
2.031%, 10/26/20 (b)	5,000,000	5,029,895
MetLife, Inc., 1.756%, 12/15/17	5,624,000	5,645,765
Morgan Stanley, 1.455%, 7/23/19 (b)	11,850,000	11,859,587
PNC Financial Services Group, Inc. (The), 5.625%, 2/1/17	6,556,000	6,650,334
Pricoa Global Funding I, 1.35%, 8/18/17 (a)	2,660,000	2,659,644
Prudential Financial, Inc., MTN, 1.597%, 8/15/18 (b)	1,000,000	998,096
Royal Bank of Canada, 1.232%, 7/29/19 (b)(c)	2,000,000	2,003,112
Sumitomo Mitsui Financial Group, Inc., 1.783%, 7/14/21 (b)	3,000,000	3,009,957
Synchrony Financial, 2.192%, 11/9/17 (b)	11,500,000	11,582,432
US Bank NA, 1.332%, 1/29/18 (b)	5,000,000	5,018,475
Ventas Realty LP, 1.25%, 4/17/17	3,850,000	3,848,356
Wells Fargo & Co., 2.175%, 3/4/21 (b)	15,000,000	15,275,400
		139,591,599

Industrial - 6.9%
Cemex SAB de CV, 5.43%, 10/15/18 (a)(b)	6,000,000	6,240,000
Harris Corp., 4.25%, 10/1/16	3,000,000	3,000,000
Kansas City Southern, 1.443%, 10/28/16 (b)	10,495,000	10,494,832
Penske Truck Leasing Co. LP / PTL Finance Corp., 3.75%, 5/11/17 (a)	10,925,000	11,074,061
SBA Tower Trust, 2.933%, 12/15/42 (a)	2,306,000	2,318,806
Thermo Fisher Scientific, Inc., 1.30%, 2/1/17	11,448,000	11,471,388
		44,599,087

Technology - 3.6%
Apple, Inc., 1.947%, 2/23/21 (b)	5,000,000	5,151,330
Hewlett Packard Enterprise Co.:
2.45%, 10/5/17 (a)	5,779,000	5,825,290
2.594%, 10/5/17 (a)(b)	1,000,000	1,007,549
2.784%, 10/5/18 (a)(b)	1,000,000	1,016,816
Oracle Corp., 1.26%, 1/15/19 (b)	10,000,000	10,076,570
		23,077,555

Total Corporate Bonds (Cost $345,941,953)		347,712,875

FLOATING RATE LOANS (d) - 0.6%
Consumer, Cyclical - 0.5%
Albertson's LLC, 4.75%, 6/22/23 (b)	2,979,339	3,006,153

Consumer, Non-cyclical - 0.1%
SUPERVALU, Inc., 5.50%, 3/21/19 (b)	879,594	879,350

Total Floating Rate Loans (Cost $3,856,619)		3,885,503

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 15

	PRINCIPAL AMOUNT ($)	VALUE ($)
MUNICIPAL OBLIGATIONS - 4.3%
Delaware - 0.3%
County of Sussex Revenue Bonds, VRDN:
Series B, 0.82%, 11/1/27 (optional put, 10/7/2016 @ 100) (b)(e)	600,000	600,000
Series A, 1.25%, 11/1/27 (optional put, 10/7/2016 @ 100) (b)(e)	1,400,000	1,400,000
		2,000,000

District of Columbia - 0.4%
District of Columbia Revenue Bonds VRDN, 0.87%, 4/1/38 (optional put, 10/7/2016 @ 100) (b)(e)	2,720,000	2,720,000

Illinois - 0.1%
Illinois Finance Authority Revenue Bonds VRDN, 1.25%, 6/1/26 (optional put, 10/7/2016 @ 100) (b)(e)	500,000	500,000

Maine - 1.1%
City of Old Town Maine Solid Waste Disposal Revenue Bonds VRDN, 0.93%, 12/1/24 (optional put, 10/7/2016 @ 100) (b)(e)	7,000,000	7,000,000

Mississippi - 1.0%
Prentiss County Mississippi Industrial Development Revenue Bonds VRDN, 0.70%, 10/1/17 (optional put, 10/7/2016 @ 100) (b)(e)	6,750,000	6,750,000

New York - 1.4%
Albany New York IDA Civic Facilities Revenue Bonds VRDN, 1.05%, 5/1/27 (optional put, 10/7/2016 @ 100) (b)(e)	360,000	360,000
CIDC-Hudson House LLC Revenue Bonds VRDN, 0.70%, 12/1/34 (optional put, 10/7/2016 @ 100) (b)(e)	1,680,000	1,680,000
MMC Corp. Revenue Bonds VRDN, 0.70%, 11/1/35 (optional put, 10/7/2016 @ 100) (b)(e)	6,730,000	6,730,000
		8,770,000

Total Municipal Obligations (Cost $27,740,000)		27,740,000

COMMERCIAL PAPER - 2.0%
Pentair Finance SA, 1.50%, 11/7/16 (a)	10,000,000	9,989,117
Vodafone Group plc, 1.60%, 9/12/17 (a)	3,250,000	3,200,222

Total Commercial Paper (Cost $13,184,606)		13,189,339

TIME DEPOSIT - 2.0%
State Street Bank Time Deposit, 0.293%, 10/3/16	12,949,053	12,949,053

Total Time Deposit (Cost $12,949,053)		12,949,053

16 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.26%	2,790,825	2,790,825

Total Short Term Investment of Cash Collateral For Securities Loaned (Cost $2,790,825)		2,790,825

TOTAL INVESTMENTS (Cost $653,034,914) - 101.1%		654,684,761
Other assets and liabilities, net - (1.1%)		(6,966,721)
NET ASSETS - 100.0%		$647,718,040

NOTES TO SCHEDULE OF INVESTMENTS
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $299,740,588, which represents 46.3% of the net assets of the Fund as of September 30, 2016.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on September 30, 2016.
(c) Security, or portion of security, is on loan. Total value of securities on loan is $2,734,529 as of September 30, 2016.
(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at September 30, 2016. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) The date shown for securities represents the date when principal payments must be paid. Most securities have maturity shortening features that function as put options.

Abbreviations:
IDA:	Industrial Development Agency/Authority
LLC:	Limited Liability Corporation
LP:	Limited Partnership
Ltd.:	Limited
MTN:	Medium Term Note
plc:	Public Limited Company
VRDN:	Variable Rate Demand Notes
See notes to financial statements.

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 17

CALVERT ULTRA-SHORT INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2016

ASSETS
Investments in securities, at value (Cost $653,034,914) - see accompanying schedule	$654,684,761
Receivable for securities sold	2,747,325
Receivable for shares sold	2,346,870
Interest receivable	2,560,197
Securities lending income receivable	600
Trustees' deferred compensation plan	650,117
Total assets	662,989,870

LIABILITIES
Payable for securities purchased	7,999,639
Payable to custodian bank	2,747,325
Payable upon return of securities loaned	2,790,825
Payable for shares redeemed	576,471
Payable to Calvert Investment Management, Inc.	155,714
Payable to Calvert Investment Distributors, Inc.	83,557
Payable to Calvert Investment Administrative Services, Inc.	62,567
Payable to Calvert Investment Services, Inc.	6,524
Payable for Trustees' fees and expenses	22,766
Trustees' deferred compensation plan	650,117
Accrued expenses and other liabilities	176,325
Total liabilities	15,271,830
NET ASSETS	$647,718,040

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 26,217,532 shares outstanding	$408,024,198
Class I: 2,474,967 shares outstanding	38,406,450
Class Y: 12,808,786 shares outstanding	200,975,138
Undistributed net investment income	38,956
Accumulated net realized gain (loss)	(1,376,549)
Net unrealized appreciation (depreciation)	1,649,847
NET ASSETS	$647,718,040

NET ASSET VALUE PER SHARE
Class A (based on net assets of $408,787,747)	$15.59
Class I (based on net assets of $38,609,418)	$15.60
Class Y (based on net assets of $200,320,875)	$15.64
See notes to financial statements.

18 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

CALVERT ULTRA-SHORT INCOME FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2016

NET INVESTMENT INCOME
Investment Income:
Interest income (net of foreign tax withheld of $1,149)	$12,840,560
Other income (a)	123,115
Securities lending income	1,338
Total investment income	12,965,013

Expenses:
Investment advisory fee	2,055,964
Administrative fees	1,127,641
Transfer agency fees and expenses:
Class A	506,100
Class I	4,503
Class Y	117,692
Distribution Plan expenses:
Class A	1,132,380
Trustees' fees and expenses	105,953
Accounting fees	166,543
Custodian fees	67,318
Professional fees	61,866
Registration fees	57,166
Reports to shareholders	72,657
Miscellaneous	25,391
Total expenses	5,501,174
Reimbursement from Advisor:
Class I	(11,476)
Administrative fees waived	(157,227)
Net expenses	5,332,471
NET INVESTMENT INCOME	7,632,542

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(104,091)
Futures	229,968
125,877

Change in unrealized appreciation (depreciation) on:
Investments	4,129,311
Futures	(4,256)
4,125,055

NET REALIZED AND UNREALIZED GAIN	4,250,932

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,883,474

(a) Other income represents a non-recurring refund for overbilling of prior years' custody out-of-pocket fees.
See notes to financial statements.

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 19

CALVERT ULTRA-SHORT INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$7,632,542	$5,451,353
Net realized gain (loss)	125,877	(79,025)
Net change in unrealized appreciation (depreciation)	4,125,055	(4,791,460)

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	11,883,474	580,868

Distributions to shareholders from:
Net investment income:
Class A shares	(4,560,744)	(3,724,603)
Class I shares	(485,529)	(31,722)
Class Y shares	(2,606,780)	(1,851,102)
Total distributions	(7,653,053)	(5,607,427)

Capital share transactions:
Shares sold:
Class A shares	99,722,797	150,236,131
Class I shares	55,138,498	9,282,278
Class Y shares	96,246,346	111,817,756
Reinvestment of distributions:
Class A shares	4,027,407	3,222,438
Class I shares	423,878	22,179
Class Y shares	1,732,232	1,283,324
Redemption fees:
Class A shares	—	1,777
Class Y shares	—	1,284
Shares redeemed:
Class A shares	(205,616,114)	(266,964,912)
Class I shares	(25,682,855)	(779,540)
Class Y shares	(115,109,875)	(115,704,299)
Total capital share transactions	(89,117,686)	(107,581,584)

TOTAL DECREASE IN NET ASSETS	(84,887,265)	(112,608,143)

NET ASSETS
Beginning of year	732,605,305	845,213,448
End of year (including undistributed net investment income of $38,956 and $39,536, respectively)	$647,718,040	$732,605,305
See notes to financial statements.

20 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

CALVERT ULTRA-SHORT INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS - CONT’D
CAPITAL SHARE ACTIVITY	YEAR ENDED SEPTEMBER 30, 2016	YEAR ENDED SEPTEMBER 30, 2015
Shares sold:
Class A shares	6,430,636	9,654,758
Class I shares	3,557,468	596,169
Class Y shares	6,180,059	7,162,480
Reinvestment of distributions:
Class A shares	259,593	207,151
Class I shares	27,302	1,426
Class Y shares	111,355	82,261
Shares redeemed:
Class A shares	(13,262,774)	(17,156,216)
Class I shares	(1,657,463)	(50,064)
Class Y shares	(7,398,111)	(7,412,845)
Total capital share activity	(5,751,935)	(6,914,880)
See notes to financial statements.

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 21

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: The Calvert Fund (the “Trust”) was organized as a business trust under the laws of the state of Massachusetts by a Declaration of Trust filed on March 15, 1982, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates five (5) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Calvert Ultra-Short Income Fund (the “Fund”).
The Fund is non-diversified and invests in investment grade, U.S. dollar-denominated debt securities. The operations of each series of the Trust, including the Fund, are accounted for separately. The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946).
The Fund generally offers Class A, Class I and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 1.25%. However, the front-end sales charge is waived for shareholders investing in Class A shares directly with the Fund in an account maintained by Calvert Investment Distributors, Inc. (“Distributor”) or without a specified broker-dealer or financial adviser. Class I shares, which commenced operations on January 31, 2014, require a minimum account balance of $1 million. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, and retirement plans, foundations, endowments and other consultant-driven business, that have entered into an agreement with the Fund’s Distributor to offer Class Y shares to their clients. Class Y shares have no front-end or contingent deferred sales charge and have lower levels of expenses than Class A shares. Among other things, each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the year. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the year. Valuation techniques used to value the Fund’s investments by major category are as follows:

22 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, and commercial mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Mutual funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee. Securities which were fair valued at September 30, 2016, if any, are identified on the Schedule of Investments.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
The following table summarizes the market value of the Fund's holdings as of September 30, 2016, based on the inputs used to value them:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-Backed Securities	$—	$153,771,303	$—	$153,771,303
Collateralized Mortgage-Backed Obligations (Privately Originated)	—	22,386,212	—	22,386,212
Commercial Mortgage-Backed Securities	—	70,259,651	—	70,259,651
Corporate Bonds	—	347,712,875	—	347,712,875
Floating Rate Loans	—	3,885,503	—	3,885,503
Municipal Obligations	—	27,740,000	—	27,740,000
Commercial Paper	—	13,189,339	—	13,189,339
Time Deposit	—	12,949,053	—	12,949,053
Short Term Investment of Cash Collateral For Securities Loaned	2,790,825	—	—	2,790,825
TOTAL	$2,790,825	$651,893,936	$—	$654,684,761

* For a complete listing of investments, please refer to the Schedule of Investments.
There were no transfers between levels during the year.

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 23

Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the year, futures contracts were used to hedge against interest rate changes and to manage overall duration of the Fund. The Fund did not hold any futures contracts at year end.
The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2016 was as follows:

		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized appreciation (depreciation)
Interest Rate	Futures	$229,968	($4,256)
The volume of outstanding contracts has varied throughout the year with an average number of contracts as in the following table:

Derivative Description	Average Number of Contracts*
Futures contracts short	(65)
* Averages are based on activity levels during the year ended September 30, 2016.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Notes to Schedule of Investments on page 17.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees, and prepayment fees.
Share Class Accounting: Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses common to the classes are also allocated to each class in proportion to their relative net assets. Expenses arising in connection with a specific class are charged directly to that class.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually.

24 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Fund charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, based on the following annual rates of the Fund's average daily net assets: 0.30% on the first $1 billion and 0.29% on assets above $1 billion.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2017. The contractual expense caps are 0.89%, 0.50%, and 0.84% for Class A, I, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, based on the Fund’s average daily net assets.
For the period October 1, 2015 to January 31, 2016, the administrative fee was 0.25% for Class A and Y and 0.10% for Class I. CIAS and the Fund entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for all classes of the Fund commencing on February 1, 2016. CIAS voluntarily waived 0.13% (the amount of the administrative fee above 0.12%) for Class A and Y shares of the Fund for the period from December 1, 2015 through January 31, 2016. CIAS has also contractually agreed to waive 0.02% for Class I shares of the Fund (the difference between the previous administrative fee and the new 0.12% fee) from February 1, 2016 through January 31, 2018. During the year ended September 30, 2016, CIAS voluntarily waived $152,360.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed 0.50% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly, of 0.25% of the Fund’s average daily net assets of Class A. Class I and Y shares do not have Distribution Plan expenses.
CID received $38,985 as its portion of commissions charged on sales of the Fund’s Class A shares for the year ended September 30, 2016.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $81,452 for the year ended September 30, 2016. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $45,000 plus up to $2,000 for each Board and Committee meeting attended. The Board Chair and Committee Chairs receive an additional $5,000 annual retainer. Eligible Trustees may participate in a Deferred Compensation Plan (the "Plan"). Obligations of the Plan will be paid solely out of the Fund’s assets. Trustees’ fees are allocated to each of the portfolios served.

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 25

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the year, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $304,825,559 and $346,417,422, respectively. U.S. government security purchases and sales were $35,786,824 and $39,845,325, respectively.
The Fund may purchase securities from or sell to other funds managed by the Advisor. These interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2016, such purchase transactions were $47,970,000 and sales transactions were $40,550,000.
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. The Fund's use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

Capital Loss Carryforwards
EXPIRATION DATE
2017	($4,366)
2018	(348)
NO EXPIRATION DATE
Short-term	($1,219,995)
The tax character of dividends and distributions paid during the years ended September 30, 2016 and September 30, 2015 was as follows:

DISTRIBUTIONS PAID FROM:	2016	2015
Ordinary income	$7,653,053	$5,607,427
Total	$7,653,053	$5,607,427
As of September 30, 2016, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$2,391,412
Unrealized (depreciation)	(741,565)
Net unrealized appreciation (depreciation)	$1,649,847

Undistributed ordinary income	$61,722
Capital loss carryforward	($1,224,709)
Late Year Ordinary and Post October Capital Loss Deferrals	($151,840)
Other temporary differences	($22,766)

Federal income tax cost of investments	$653,034,914
The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to deferred Trustees’ fees.
Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to asset-backed securities.

Undistributed net investment income	$19,931
Accumulated net realized gain (loss)	(19,931)

26 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

NOTE D — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement (“Lending Agreement”) with State Street Bank, the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered to be illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value on the international securities loaned (if applicable). Cash collateral is generally invested in State Street Institutional U.S. Government Money Market Fund (the “U.S. Government Fund”) that is managed by an affiliate of the custodian. The U.S. Government Fund is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
The total value of securities on loan was $2,734,529 as of September 30, 2016.
The following table displays a breakdown of transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2016:

	Remaining Contractual Maturity of the Agreements as of September 30, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$2,790,825	$—	$—	$—	$2,790,825
Amount of recognized liabilities for securities lending transactions					$2,790,825
NOTE E — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.25% per annum is incurred on the unused portion of the committed facility. An administrative fee of $30,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2016.
For the year ended September 30, 2016, borrowing information by the Fund under the agreement was as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$103,350	1.64%	$9,418,641	April 2016
NOTE F — REGULATORY MATTERS
On October 19, 2011, the Advisor determined that it was necessary to change the price at which one of the Fund’s portfolio securities was then being fair valued. The Advisor and the Board of Trustees subsequently determined it was appropriate to change the fair value prices at which that security and certain related securities had been carried from March 18, 2008 through October 18, 2011 (the “Relevant Period”). These fair value revisions had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the Relevant Period. Accordingly, in December 2011, pursuant to an agreement with the Board of Trustees, the Advisor contributed $39,913 to the Fund to compensate shareholders and the Fund for harm caused by the prior improper valuation of securities.
The Securities and Exchange Commission (“SEC”) subsequently found that, in distributing the $39,913 to Fund shareholders, the Advisor did not precisely calculate Fund and shareholder losses in accordance with the Calvert Funds’ NAV error correction procedures. On October 18, 2016, in acceptance of the Advisor’s settlement proposal, the SEC issued an administrative order

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 27 requiring the Advisor to make further distributions to affected shareholders by October 13, 2017. The administrative order also censured the Advisor and required the Advisor to pay a $3.9 million penalty to the SEC.
NOTE G — OTHER MATTERS
On October 18, 2016, Calvert announced that it had determined that certain fees paid to third-party financial intermediaries were incorrectly allocated for payment by, and paid by, the Calvert Funds. Specifically, for periods prior to January 1, 2015, the Calvert Funds paid fees under certain intermediary agreements that were primarily for distribution-related services and therefore should have been paid by Calvert out of Calvert’s own assets or by the Funds under a Rule 12b-1 plan. The matter was self-reported to the SEC in 2016. Calvert is in the process of determining the economic impact of misallocated fees on the affected Funds and their shareholders, and intends to develop a plan to reimburse shareholders following that determination.
NOTE H — SUBSEQUENT EVENTS
On October 20, 2016, Calvert and Calvert’s indirect parent company, Ameritas Holding Company, entered into an Asset Purchase Agreement (the “Agreement”) with Eaton Vance Management (“Eaton Vance”), a newly-formed subsidiary of Eaton Vance, to operate as Calvert Research and Management (“New Calvert”), and other parties, pursuant to which New Calvert has agreed to acquire, subject to the terms and conditions set forth in the Agreement, the business assets of Calvert (the “Transaction”). Completion of the Transaction is subject to the approval by the shareholders of Calvert Funds of new investment advisory agreements with New Calvert, among other conditions, and is currently expected to occur by the end of 2016 or early 2017.
A proxy statement containing detailed information regarding several proposals was mailed to shareholders of record in November 2016. The shareholder meeting is expected to be held on or about December 16, 2016.
In preparing the financial statements as of September 30, 2016, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

28 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

CALVERT ULTRA-SHORT INCOME FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS A SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012
Net asset value, beginning	$15.49	$15.59	$15.55	$15.54	$15.41
Income from investment operations:
Net investment income	0.16(b)	0.10	0.10	0.10	0.15
Net realized and unrealized gain (loss)	0.10	(0.09)	0.04	0.05	0.22
Total from investment operations	0.26	0.01	0.14	0.15	0.37
Distributions from:
Net investment income	(0.16)	(0.11)	(0.10)	(0.14)	(0.24)
Total distributions	(0.16)	(0.11)	(0.10)	(0.14)	(0.24)
Total increase (decrease) in net asset value	0.10	(0.10)	0.04	0.01	0.13
Net asset value, ending	$15.59	$15.49	$15.59	$15.55	$15.54
Total return (c)	1.68%	0.03%	0.92%	0.96%	2.45%
Ratios to average net assets: (d)
Net investment income	1.01%(b)	0.65%	0.62%	0.67%	1.03%
Total expenses	0.91%	1.00%	1.04%	1.02%	1.05%
Net expenses	0.88%	0.89%	0.79%	0.89%	0.89%
Portfolio turnover	64%	66%	154%	223%	210%
Net assets, ending (in thousands)	$408,788	$507,913	$624,968	$535,029	$329,197

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.003 per share and 0.02% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 29

CALVERT ULTRA-SHORT INCOME FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS I SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)(b)
Net asset value, beginning	$15.50	$15.60	$15.58
Income from investment operations:
Net investment income	0.22(c)	0.17	0.09
Net realized and unrealized gain (loss)	0.10	(0.11)	0.02
Total from investment operations	0.32	0.06	0.11
Distributions from:
Net investment income	(0.22)	(0.16)	(0.09)
Total distributions	(0.22)	(0.16)	(0.09)
Total increase (decrease) in net asset value	0.10	(0.10)	0.02
Net asset value, ending	$15.60	$15.50	$15.60
Total return (d)	2.09%	0.36%	0.73%
Ratios to average net assets: (e)
Net investment income	1.43%(c)	1.09%	0.90%(f)
Total expenses	0.55%	1.11%	1,629.57%(f)
Net expenses	0.50%	0.50%	0.50%(f)
Portfolio turnover	64%	66%	154%
Net assets, ending (in thousands)	$38,609	$8,491	$2

(a) Per share figures are calculated using the Average Shares Method.
(b) From January 31, 2014 inception.
(c) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.004 per share and 0.02% of average net assets.
(d) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(f) Annualized.
See notes to financial statements.

30 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT

CALVERT ULTRA-SHORT INCOME FUND
FINANCIAL HIGHLIGHTS

	YEARS ENDED
CLASS Y SHARES	September 30, 2016 (a)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012
Net asset value, beginning	$15.54	$15.64	$15.60	$15.58	$15.46
Income from investment operations:
Net investment income	0.20(b)	0.13	0.12	0.14	0.20
Net realized and unrealized gain (loss)	0.11	(0.09)	0.04	0.05	0.20
Total from investment operations	0.31	0.04	0.16	0.19	0.40
Distributions from:
Net investment income	(0.21)	(0.14)	(0.12)	(0.17)	(0.28)
Total distributions	(0.21)	(0.14)	(0.12)	(0.17)	(0.28)
Total increase (decrease) in net asset value	0.10	(0.10)	0.04	0.02	0.12
Net asset value, ending	$15.64	$15.54	$15.64	$15.60	$15.58
Total return (c)	1.98%	0.24%	1.04%	1.26%	2.61%
Ratios to average net assets: (d)
Net investment income	1.31%(b)	0.85%	0.75%	0.88%	1.26%
Total expenses	0.61%	0.69%	0.67%	0.66%	0.67%
Net expenses	0.59%	0.69%	0.67%	0.66%	0.67%
Portfolio turnover	64%	66%	154%	223%	210%
Net assets, ending (in thousands)	$200,321	$216,201	$220,243	$154,605	$81,789

(a) Per share figures are calculated using the Average Shares Method.
(b) Amount includes a non-recurring refund for overbilling of prior years' custody out-of-pocket fees. This amounted to $0.003 per share and 0.02% of average net assets.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.
PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT 31

TRUSTEE AND OFFICER INFORMATION TABLE

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INDEPENDENT TRUSTEES
RICHARD L. BAIRD, JR. AGE: 68	Trustee	1982	Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	24	None
DOUGLAS E. FELDMAN, M.D. AGE: 68	Trustee	1982	Partner of The Feldman ENT Group in Washington, D.C. (through 2014). A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America.	7	None
JOHN G. GUFFEY, JR. AGE: 68	Trustee	1982	Consultant and President of Aurora Press Inc., a privately held publisher of trade paperbacks.	24	• Ariel Funds (3) (asset management) (through 12/31/11) • Calvert Social Investment Foundation • Calvert Ventures, LLC
M. CHARITO KRUVANT AGE: 70	Trustee	1996	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	24	• Acacia Federal Savings Bank (through 2013) • Summit Foundation • WETA Public Broadcasting
ANTHONY A. WILLIAMS AGE: 65	Trustee	2010	CEO and Executive Director of the Federal City Council (7/12 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (9/11 to present); Executive Director of Global Government Practice at the Corporate Executive Board (1/10 to 1/12)); William H. Bloomberg Lecturer in Public Management at the Harvard Kennedy School (since 2009); Director of State and Municipal Practice at Arent Fox LLP (6/09 to 1/10).	7
•
Freddie Mac
•
Evoq Properties/Meruelo Maddux Properties, Inc. (real estate management)
•
Weston Solutions, Inc. (environmental services)
•
Bipartisan Debt Reduction Task Force
•
Chesapeake Bay Foundation
•
Urban Institute (research organization)

32 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	# of Calvert Portfolios Overseen	Other Directorships During the Past Five Years
INTERESTED TRUSTEES
D. WAYNE SILBY, Esq.* AGE: 67	Trustee & Chair	1982	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility.	24
•    Ameritas Mutual Holding Company (insurance)
•    Calvert Social Investment Foundation
•    ImpactAssets, Inc. (asset management)
•    Committee for the Future (charitable supporting organization)
•    Syntao.com China (HK) (sustainability consulting)
•    The ICE Organization (environmental services)

JOHN H. STREUR * AGE: 55	Trustee & President	2015	President and Chief Executive Officer of Calvert Investments, Inc. (since January 2015) and Chief Compliance Officer for the Advisor and Calvert Investment Distributors, Inc. (since August 10, 2015); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).	37
•    Portfolio 21 Investments, Inc. (asset management)(through October 2014)
•    Managers Investment Group LLC (asset management)(through January 2012)
•    The Managers Funds (asset management) (through January 2012)
•    Managers AMG Funds (asset management) (through January 2012)
•    Calvert Social Investment Foundation

*    Mr. Silby is an interested person of the Funds since he is a Director of the parent company of each Fund’s Advisor.  Mr. Streur is an interested person of the Funds since he is an Officer and Director of each Fund’s Advisor and certain affiliates.
The address of the Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, with the exception of Mr. Silby, whose address is 1715 18th Street, N.W., Washington, DC  20009. Additional information about the Fund’s Trustees/Directors can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED) 33

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
VICKI L. BENJAMIN AGE: 54	Treasurer	2015
Treasurer of the Funds (since March 2015); Director, Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., and Calvert Investment Services, Inc. (since October 2015); Director, Executive Vice President, Chief Financial Officer - Elect, Chief Operating Officer and Treasurer of Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since October 2015); Director, Senior Vice President and Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (March 2015 - September 2015); and Senior Partner, KPMG LLP (2005 - 2015).

ROBERT D. BENSON, Esq. AGE: 37	Associate General Counsel, Assistant Vice President & Assistant Secretary	2014
Associate General Counsel (since September 2016), Assistant General Counsel (2014 - September 2016), Assistant Vice President and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (since 2014); and Staff Attorney, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Services, Inc., Calvert Investment Management, Inc. and Calvert Investment Distributors, Inc. (2008 - 2014).

HOPE BROWN AGE: 42	Chief Compliance Officer	2014
Chief Compliance Officer of the Funds (since November 2014); Vice President and Chief Compliance Officer, Wilmington Funds (December 2012 - November 2014); and Vice President and Senior Compliance Officer, Wilmington Trust Investment Advisors, Inc. (September 2010 - December 2012).

THOMAS DAILEY AGE:51	Vice President	2012	Vice President of the Funds (since 2012); and Vice President (since January 2005) and Portfolio Manager - Tax Exempt, Calvert Investment Management, Inc. (since 1995).
STU DALHEIM AGE: 46	Vice President	2015	Vice President of the Funds (since 2015); and Vice President - Governance and Advocacy of Calvert Investment Management, Inc. (since October 2011).
BRIAN ELLIS, CFA AGE: 32	Vice President	2016
Vice President of the Funds (since February 2016); Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (since May 2012); and Business Analyst (2009 - May 2012), Calvert Investment Management, Inc.

ROBERT J. ENDERSON, CFA AGE: 57	Assistant Treasurer	2014
Assistant Treasurer of the Funds (since 2014); Vice President, Corporate Finance, and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (since 2007); Acting Chief Financial Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Services, Inc. and Calvert Investment Distributors, Inc. (September 2014 - March 2015).

PATRICK FAUL, CFA AGE: 51	Vice President	2010	Vice President (since 2007) and Head of Credit Research, Calvert Investment Management, Inc. (since January 2010).
TRACI L. GOLDT AGE: 42	Assistant Secretary	2004
Assistant Secretary of the Funds (since 2004); Director, Strategic Projects and Fund Operations, Calvert Investment Administrative Services, Inc. (since June 2016); and SEC Filing and Operations Manager, Calvert Investment Administrative Services, Inc. (2011 – 2016).

JADE HUANG AGE: 41	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2006 - November 2015).

VISHAL KHANDUJA, CFA AGE: 38	Vice President	2014
Vice President of the Funds (since 2014); Vice President and Head of Taxable Bond, Calvert Investment Management, Inc. (since May 2016); Vice President and Portfolio Manager, Taxable Fixed Income, Calvert Investment Management, Inc. (2012 - May 2016); Portfolio Manager - Global Rates and Currency Team, Columbia Management (2009 - 2012).

ERICA LASDON AGE: 45	Assistant Vice President, Research and Advocacy	2015
Assistant Vice President, Research and Advocacy of the Funds (since 2016) and Calvert Investment Management, Inc. (since August 2015); and Senior Sustainability Analyst and Manager, Calvert Investment Management, Inc. (2005 - August 2015).

JOSHUA LINDER, CFA AGE: 30	Vice President	2016
Vice President of the Funds (since 2016); Portfolio Manager, Equity, Calvert Investment Management, Inc. (since January 2016); Assistant Portfolio Manager, Calvert Investment Management, Inc. (January 2014 - October 2015); and Equity Analyst, Calvert Investment Management, Inc. (2011 - 2013).

CHRISTOPHER MADDEN AGE: 40	Vice President	2015
Vice President of the Funds (since 2015); Portfolio Manager - Equity, Calvert Investment Management, Inc. (since November 2015); and Senior Equity Analyst, Calvert Investment Management, Inc. (2010 - November 2015).

34 calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED)

Name & Age	Position with Funds	Position Start Date	Principal Occupation During Last 5 Years
OFFICERS
ANDREW K. NIEBLER, Esq. AGE: 48	Deputy General Counsel, Vice President & Secretary	2006 (TCF, CMS, CRIS, CSIF, CVS) 2008 (CVP) 2016 (CIF)
Deputy General Counsel, Vice President and Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since May 2016); Assistant Vice President, Associate General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (September 2009 - May 2016); and Assistant Vice President, Assistant General Counsel and Assistant Secretary, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (prior to September 2009).

MONIQUE S. PATTILLO, Esq. AGE: 34	Assistant General Counsel, Assistant Vice President & Assistant Secretary	2016
Assistant Vice President, Assistant General Counsel and Assistant Secretary of the Funds, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since September 2016); Adjunct Faculty, Howard Community College (since June 2015); Adjunct Assistant Professor, University of Maryland University College (since June 2016); Legal Counsel, T. Rowe Price Associates, Inc. (March 2014 - June 2015); and Assistant U.S. Counsel, Aberdeen Asset Management, Inc. (January 2011 - March 2014).

MARYBETH PILAT, CPA AGE: 48	Fund Controller and Assistant Treasurer	2015
Fund Controller and Assistant Treasurer of the Funds (since August 2015); Director, Anti-Money Laundering Officer and Assistant Treasurer, Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since August 2015); Director of Fund Administration, Calvert Investment Administrative Services, Inc. (since August 2015); VP Expense & Budgeting, Global Fiduciary Platform, Legg Mason (May 2015 - July 2015); and Vice President and Assistant Treasurer, Columbia Funds, Ameriprise, Columbia Management (2010 - April 2015).

JOHN H. STREUR AGE: 56	President and Director (except CVS)	2015
Director, Chairman, President and Chief Executive Officer of Calvert Investments, Inc., Calvert Investment Administrative Services, Inc., Calvert Investment Management, Inc., Calvert Investment Distributors, Inc. and Calvert Investment Services, Inc. (since January 2015); Chief Compliance Officer, Calvert Investment Distributors, Inc. (since August 2015); Chief Compliance Officer, Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).

calvert.com CALVERT ULTRA-SHORT INCOME FUND ANNUAL REPORT (UNAUDITED) 35

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CALVERT LONG-TERM INCOME FUND	CALVERT’S FAMILY OF FUNDS
To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Equity Portfolio
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets Ex-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

Printed on recycled paper using soy inks.

Item 2. Code of Ethics.

(a)
As of September 30, 2016, the Registrant had adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by the report, the Registrant adopted a revised Code of Ethics, which reflected immaterial changes to the provisions of the Code of Ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers to the provisions of the Code of Ethics.

(e)	Not applicable.

(f)	The Code of Ethics is attached as an Exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that M. Charito Kruvant, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.
Services fees paid to auditing firm:

	Fiscal Year ended 9/30/16		Fiscal Year ended 9/30/15
	$	% *	$	%*

(a) Audit Fees	$119,075	—%	$107,250	0%
(b) Audit-Related Fees	$—	—%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$21,500	—%	$15,500	0%
(d) All Other Fees	$—	—%	$0	0%

Total	$140,575	—%	$122,750	0%
* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(e) Audit Committee pre-approval policies and procedures:
The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.
(f) Not applicable.
(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/16		Fiscal Year ended 9/30/15
$	%*	$	%*
$0	0%*	$340,000	0%*
* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)
(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    A copy of the registrant’s Code of Ethics.

Attached hereto.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)    Not applicable.

b)    A certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CALVERT FUND

By:     /s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: November 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date: November 23, 2016

/s/ Vicki L. Benjamin
    Vicki L. Benjamin
Treasurer -- Principal Financial Officer

Date: November 23, 2016